Venture Vantage® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

May 1, 2017, as supplemented on May 30, 2017

This Prospectus describes interests in VENTURE VANTAGE® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1,2	International Equity Index Trust B1	Small Cap Growth Trust
Active Bond Trust[1]	International Growth Stock Trust	Small Cap Index Trust[1]
American Asset Allocation Trust	International Small Company Trust	Small Cap Opportunities Trust
American Global Growth Trust	International Value Trust[3]	Small Cap Value Trust
American Growth Trust	Investment Quality Bond Trust	Small Company Value Trust
American Growth-Income Trust	Lifestyle Aggressive MVP	Strategic Income Opportunities Trust[1]
American International Trust	Lifestyle Aggressive PS Series	Total Bond Market Trust B
American New World Trust	Lifestyle Balanced MVP	Total Stock Market Index Trust[1],6
Blue Chip Growth Trust	Lifestyle Balanced PS Series	Ultra Short Term Bond Trust
Bond Trust	Lifestyle Conservative MVP	Utilities Trust[1]
Capital Appreciation Trust	Lifestyle Conservative PS Series	Value Trust
Capital Appreciation Value Trust	Lifestyle Growth MVP
Core Bond Trust[1]	Lifestyle Growth PS Series[4]	BLACKROCK VARIABLE SERIES FUNDS, INC.
Core Strategy Trust	Lifestyle Moderate MVP	BlackRock Basic Value V. I. Fund[5],7
Equity Income Trust	Lifestyle Moderate PS Series	BlackRock Global Allocation V. I. Fund[5],7
Financial Industries Trust	Mid Cap Index Trust	BlackRock Value Opportunities V. I. Fund[5],7
Fundamental All Cap Core Trust[1]	Mid Cap Stock Trust
Fundamental Large Cap Value Trust[1]	Mid Value Trust[1]	PIMCO VARIABLE INSURANCE TRUST
Global Bond Trust	Money Market Trust[5]	PIMCO VIT All Asset Portfolio1,[5]
Global Trust[1]	Real Estate Securities Trust
Health Sciences Trust	Science & Technology Trust
High Yield Trust	Short Term Government Income Trust

1 Not available with Venture Vantage® Contracts issued on or after May 1, 2006.

2 Successor to U.S. Equity Trust.

3 Successor to International Core Trust.

4 Successor to Franklin Templeton Founding Allocation Trust.

5 Subject to restrictions (see “V. Description of the Contract – Accumulation Period – Purchase Payments”).

6 Successor to All Cap Core Trust.

7 Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

0517:10313

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. The Prospectus primarily describes features of the Venture Vantage® Contract issued by John Hancock USA (available October 1993 – April 3, 2009, subject to state availability), and the Venture Vantage® Contract issued by John Hancock NY (available November 12, 2007 – April 3, 2009). The Prospectus also describes certain older versions of the Contract issued by John Hancock USA (i.e., those we issued from November 1986 until October 1993). The principal differences between the more recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What is a Payment Enhancement?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To have received a higher percentage than that based on the cumulative amount of your Purchase Payments, you must have provided satisfactory evidence that your total Purchase Payments within 13 months of the issue date were enough to justify the higher percentage. If your total Purchase Payments during the 13-month period did not equal or exceed the amount approved, we had the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to “Payment Enhancements” in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $40. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct, see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

●	Guaranteed Earnings Multiplier Death Benefit;
●	Triple Protection Death Benefit; and
●	Annual Step-Up Death Benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

●	Income Plus For Life® 12.08;
●	Income Plus For Life – Joint Life® 12.08;
●	Income Plus For Life® (Quarterly Step-Up Review);
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
●	Income Plus For Life® (Annual Step-Up Review);
●	Income Plus For Life – Joint Life® (Annual Step-Up Review);
●	Principal Plus;
●	Principal Plus for Life;
●	Principal Plus for Life Plus Automatic Annual Step-Up;
●	Principal Plus for Life Plus Spousal Protection.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

●	Guaranteed Retirement Income Programs - offered by John Hancock USA;
●	Guaranteed Retirement Income Programs - offered by John Hancock New York.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vantage® Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage® Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA and John Hancock New York

Withdrawal Charge (as percentage of Purchase Payments) [2]
First Year	8.5%
Second Year	8.5%
Third Year	8%
Fourth Year	7%
Fifth Year	6%
Sixth Year	5%
Seventh Year	4%
Eighth Year	3%
Ninth Year	2%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]   State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.

[2]   The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]   This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	Contracts issued prior to 1/29/2001	Contracts issued 1/29/2001 to 5/5/2003	Contracts issued 5/6/2003 to 5/1/2005	Contracts issued 5/2/2005 to 4/30/2006	Contracts issued 5/1/2006 to 4/3/2009
Annual Contract Fee[1]	$40	$40	$40	$40	$40

Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Administration Fee - asset based	0.30%	0.30%	0.30%	0.30%	0.30%

Total Annual Separate Account Expenses (With No Optional Riders Reflected)	1.55%	1.55%	1.55%	1.55%	1.55%

Optional Benefits

Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee Guaranteed Earnings Multiplier Fee	0.20% not offered	0.05% 0.20%	0.20% 0.20%	0.20% 0.20%	0.20% not offered

Total Annual Separate Account Expenses[4] (With Annual Step-Up Death Benefit Fee and Guaranteed Earnings Multiplier Fee Reflected)	1.75%	1.80%	1.95%	1.95%	1.75%

[1]	The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee.

Other Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life® 12.08 (issued outside New York)[1]	Income Plus For Life® 12.08 (issued in New York)[1]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[1]		Income Plus For Life – Joint Life® 12.08 (issued in New York)[1]	Principal Plus for Life Plus Automatic Annual Step- Up2		Principal Plus for Life Plus Spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]

Maximum Fee	1.20%		1.20%	1.20%		1.20%	0.75%	0.75%
Current Fee	0.85%		0.80%	0.70%		0.65%	0.40%	0.30%

Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)
Guaranteed Retirement Income Program II				Contracts issued 1/29/2001 – 12/30/2002				0.45%

Optional Triple Protection Death Benefit[6] (as a percentage of Triple Protection Death Benefit)				Contracts issued 12/2003 – 12/2004				0.50%

[1]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.
[2]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[3]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[4]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	This optional benefit could not be purchased if you elected to purchase Principal Plus.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.61%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.61%

[1]      For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage® Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage® Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Variable Insurance Trust.

Venture Vantage® Contracts. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit and Income Plus For Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses – Venture Vantage® Contract with optional Riders

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,247	$2,170	$2,987	$5,071
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$469	$1,435	$2,435	$5,071

Example 2. Maximum Portfolio operating expenses – Venture Vantage® Contract with optional Riders

John Hancock USA	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,263	$2,209	$3,040	$5,118
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$487	$1,478	$2,493	$5,118

The next example assumes that you invest $10,000 in a currently offered Venture Vantage® Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 3. Minimum Portfolio operating expenses – Venture Vantage® Contract with no optional Riders

John Hancock USA and John Hancock New York	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,000	$1,439	$1,713	$2,393
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$210	$649	$1,113	$2,393

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts

and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

●	the John Hancock Variable Insurance Trust; or
●	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
●	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios (“MVP”s)

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Aggressive MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0%

and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series, and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust B (successor to U.S. Equity Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American New World Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term capital appreciation.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Core Strategy Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.

Portfolio	Subadviser	Investment Objective
Fundamental Large Cap Value Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series I, II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series I, II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust B Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust (successor to International Core Trust)[3] Series I, II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Aggressive PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Conservative PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.

Portfolio	Subadviser	Investment Objective
Lifestyle Growth MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Growth PS Series (successor to Franklin Templeton Founding Allocation Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Moderate PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Mid Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series I, II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Short Term Government Income Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[6]	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust B Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index

Portfolio	Subadviser	Investment Objective
(which represents the U.S. investment grade bond market).
Total Stock Market Index Trust (successor to All Cap Core Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series I, II	Massachusetts Financial Services Company	Seeks capital growth and current income.
Value Trust Series I, II	Invesco Advisers, Inc.	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[8] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
BlackRock Value Opportunities V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[5]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[6]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[7]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[8]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan, and minus the annual $40 Contract Fee. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services—Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Payment Enhancements

When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a “promotional rate” at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

Payment Enhancement Promotional Rates

Cumulative Purchase Payments	Guaranteed Rate	Promotional Rate A1	Promotional Rate B2	Promotional Rate C3	Promotional Rate D4	Promotional Rate E5	Promotional Rate F6	Promotional Rate G7	Promotional Rate H8	Promotional Rate I9

Under $500,000	3.0%	4.0%	5.0%	4.5%	4.0%	5.0%	4.0%	5.0%	6.0%	5.0%
$500,000 - $2.5 million	4.0%	5.0%	5.5%	5.0%	4.5%	5.5%	4.5%	5.0%	6.0%	6.0%
Over $2.5 million	5.0%	6.0%	6.0%	5.5%	5.0%	6.0%	5.0%	5.0%	6.0%	6.0%

1	Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.

2	Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.

3	Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.

4	Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.

5	Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.

6	Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.

7	Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.

8	Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.

9	Promotional Rate I: Contracts issued on or after June 2, 2008.

Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:

●	The length of time that you plan to own your Contract;
●	The frequency, amount and timing of any partial surrenders; and
●	The amount and frequency of your Additional Purchase Payments.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see “VI. Charges and Deductions”).

If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters – Other Qualified Plans”).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

●	the Contract Value; or
●	a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner’s death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the minimum death benefit as follows:

We limit the minimum death benefit on Venture Vantage® Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL & PA prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.

During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals. After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with withdrawals; and (b) the Contract Value on the last day of the ninth Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the withdrawals.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s Spouse.

Payment of Death Benefit. The determination of the death benefit will be made, for both Owner driven and Annuitant driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

●	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
●	the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity

Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a, Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only –This Annuity Option is available only if:

●	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider; and
●	(for Principal Plus for Life, Principal Plus for Life Plus Spousal Protection and Principal Plus for Life Plus Automatic Annual Step-Up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
●	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefit” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’

notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract; or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

Withdrawal Charge

(as percentage of Purchase Payments*)

First Year	8.5%	Sixth Year	5%
Second Year	8.5%	Seventh Year	4%
Third Year	8%	Eighth Year	3%
Fourth Year	7%	Ninth Year	2%
Fifth Year	6%	Thereafter	0%

*Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture Vantage® Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began at least one year after the Contract Date;
●	confinement was prescribed by a “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We deduct each year an annual Contract fee of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $40 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.30% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract - Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
●	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
●	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;
●	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]      Based on the state of residence at the time the tax is assessed.

[2]      We pay premium tax upon receipt of Purchase Payment.

[3]       0.08% on Purchase Payments in excess of $500,000.

[4]       Referred to as a “maintenance fee.”

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult with your own qualified tax professional for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances; please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult your own qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan.

In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007,
●	Your Contract does not contain a GMWB Rider,
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
●	The retirement plan is not subject to Title 1 of ERISA, and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2015, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.

We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under “Payment Enhancements” above.

The following classes of individuals are eligible for this waiver:

●	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
●	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no Additional Purchase Payments are made and there are no withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free Withdrawal Amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$ 55,000	$ 5,000[1]	$ 50,000	8.50%	$ 4,250
4	$ 50,500	$ 5,000[2]	$ 45,500	7.00%	$ 3,185
6	$ 60,000	$ 10,000[3]	$ 50,000	5.00%	$ 2,500
7	$ 35,000	$ 5,000[4]	$ 45,000	4.00%	$ 1,800
8	$ 80,000	$ 30,000[5]	$ 50,000	3.00%	$ 1,500
10	$ 70,000	$ 20,000[6]	$ 50,000	0.00%	$ 0

[1]	In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 × $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.
[2]	In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).
[3]	In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.
[4]	In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
[5]	In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.
[6]	There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

Example 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no Additional Purchase Payments are made, and that there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical Contract Value	Withdrawal Amount	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$ 65,000	$ 2,000	$ 15,000[1]	$ 0	8.00%	$ 0
$ 49,000	$ 5,000	$ 3,000[2]	$ 2,000	8.00%	$ 160
$ 52,000	$ 7,000	$ 4,000[3]	$ 3,000	8.00%	$ 240
$ 44,000	$ 8,000	$ 0[4]	$ 8,000	8.00%	$ 640

[1]	The free Withdrawal Amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free Withdrawal Amount. Therefore, payments are not liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulated earnings ($49,000 - $50,000 <0), so the free Withdrawal Amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 withdrawal are $48,000 ($50,000 - $2,000 = $48,000).
[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000, leaving $3,000 of the $7,000 withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000 < 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

A-1

Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture Vantage® Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Guaranteed Earning Multiplier Death Benefit – Not offered in New York or Washington
2.	Triple Protection Death Benefit – Not offered in New York or Washington
3.	Annual Step-Up Death Benefit

Guaranteed Earnings Multiplier

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.

The election of Guaranteed Earnings Multiplier on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Triple Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit upon the death of any Owner prior to the Maturity Date. Under the Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see “Triple Protection Death Benefit Fee” below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Triple Protection Death Benefit is determined as of the date on which written notice and proof of death and all required forms are received in Good Order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to the “’Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

●	the Contract Value;
●	the Return of Purchase Payments Death Benefit Factor*;
●	the Annual Step-Up Death Benefit Factor*; or
●	the Graded Death Benefit Factor*.

*defined below

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

●	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
●	In determining the “Enhanced Earnings Death Benefit” Factor (see “‘Enhanced Earnings Death Benefit’ Factor” below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;
●	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor. For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “‘Enhanced Earnings Death Benefit’ Factor” calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Example” and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

●	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
●	“Earnings” is equal to $175,000 minus $150,000, or $25,000.
●	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2. is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed.

Termination of Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

●	the date the Contract terminates;
●	the Maturity Date; or
●	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with withdrawals since the last day of the Contract Year. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. Therefore, if the oldest Owner of a Contract were age 80 or older, the Annual Step-Up Death Benefit may not have been elected.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will not be considered in determination of the Annual Step-Up Death Benefit. In determination of the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee. A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

●	Income Plus For Life® 12.08 Series:
¡	Income Plus For Life® 12.08
¡	Income Plus For Life – Joint Life® 12.08
●	Income Plus For Life® (Quarterly Step-Up Review) Series
¡	Income Plus For Life® (Quarterly Step-Up Review)
¡	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
●	Income Plus For Life® (Annual Step-Up Review) Series*
¡	Income Plus For Life® (Annual Step-Up Review)
¡	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

●	Principal Plus for Life
●	Principal Plus for Life Plus Automatic Annual Step-Up
●	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

●	both Spouses must be named as co-Owners of the Contract; or
●	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

●	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
●	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option begins; or
●	at full surrender of the Contract; or
●	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
●	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

●	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

●	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
●	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

●	Core Strategy Trust
●	Lifestyle Balanced MVP
●	Lifestyle Balanced PS Series
●	Lifestyle Conservative MVP
●	Lifestyle Conservative PS Series
●	Lifestyle Growth MVP
●	Lifestyle Growth PS Series
●	Lifestyle Moderate MVP
●	Lifestyle Moderate PS Series
●	Total Bond Market Trust B
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

●	American Asset Allocation Trust
●	Capital Appreciation Value Trust
●	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced PS Series Global Bond Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced MVP Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
●	you reduce the Contract Value available for annuitization.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

●	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
●	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1⁄2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 12.08 – 5%
●	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit

Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

●	Annual Credit Rate
¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
¡	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider

¡	.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual

Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a

Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

●	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
●	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Quarterly Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate –
¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
¡	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life –Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

●	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
●	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

●	(200% × $100,000) + (100% × $25,000) = $225,000; or
●	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

●	the Contract Value on that date; and
●	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

●	the Contract Value on the Contract Anniversary; or
●	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either

(b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

●	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Annual Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate:
¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;
¡	6% for Riders purchased before January 17, 2008 or in New York.
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

●	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
●	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
¡	the Excess Withdrawal amount; divided by
¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year,
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	the death or removal of the Covered Person; or
●	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
●	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5%); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
●	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

●	Principal Plus – 5.00%
●	Principal Plus for Life – 5.00%
●	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
●	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

●	5% of the Benefit Base immediately after the Additional Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

●	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
●	in the case of the Lifetime Income Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

●	Credit Rate – 5%.
●	initial Credit Period
¡	(for Principal Plus) – the first 5 Contract Years.
¡	(for Principal Plus for Life Series Riders issued prior to May 1, 2007)—the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
●	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

●	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
●	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

●	(for Principal Plus and Principal Plus for Life) 0.75%, and
●	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

●	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th, etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
●	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

●	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

●	the Lifetime Income Amount prior to the withdrawal; or
●	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

●	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
●	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

●	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
●	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
●	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
●	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

●	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
●	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
●	based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	under Principal Plus, the date the Benefit Base depletes to zero; or
●	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
●	under Principal Plus, the Maturity Date under the Contract; or
●	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefit

This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.

Availability of Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

Exercise of Guaranteed Retirement Income Program

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant’s turned age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”).

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Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain –(availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Annual Fee
Guaranteed Retirement Income Program II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

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Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture Vantage® Contracts with no optional benefit Riders;
●	Venture Vantage® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
●	Venture Vantage® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
●	Venture Vantage® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus For Life®, Income Plus For Life – Joint Life® and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Vantage Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.473	10.472	9.282	7.497	12.127	11.742
Value at End of Year	—	—	—	—	—	10.473	10.472	9.282	7.497	12.127
No. of Units	—	—	—	—	—	627,098	912,554	1,109,861	1,692,558	2,092,224
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.281	11.285	10.008	8.088	13.089	12.680
Value at End of Year	—	—	—	—	—	11.281	11.285	10.008	8.088	13.089
No. of Units	—	—	—	—	—	434,309	557,465	630,516	787,031	837,104
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	10.545	10.565	9.383	7.594	12.308	11.941
Value at End of Year	—	—	—	—	—	10.545	10.565	9.383	7.594	12.308
No. of Units	—	—	—	—	—	63,730	685,052	82,285	118,730	153,658
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.037	11.064	9.831	7.961	12.909	12.531
Value at End of Year	—	—	—	—	—	11.037	11.064	9.831	7.961	12.909
No. of Units	—	—	—	—	—	306,346	337,121	337,600	334,732	465,696
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.278	14.304	12.712	10.280	16.679	16.176
Value at End of Year	—	—	—	—	—	14.278	14.304	12.712	10.280	16.679
No. of Units	—	—	—	—	—	376,459	494,192	548,783	583,762	531,854
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	14.209	14.242	12.663	10.246	16.632	16.139
Value at End of Year	—	—	—	—	—	14.209	14.242	12.663	10.246	16.632
No. of Units	—	—	—	—	—	231,702	273,701	287,632	325,403	410,538
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	14.005	14.059	12.519	10.144	16.492	16.027
Value at End of Year	—	—	—	—	—	14.005	14.059	12.519	10.144	16.492
No. of Units	—	—	—	—	—	35,118	39,773	40,468	44,898	75,383
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	13.938	13.998	12.471	10.110	16.445	15.990
Value at End of Year	—	—	—	—	—	13.938	13.998	12.471	10.110	16.445
No. of Units	—	—	—	—	—	63,044	73,506	74,404	72,643	93,769
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	16.028	16.122	14.384	11.679	19.026	18.526
Value at End of Year	—	—	—	—	—	16.028	16.122	14.384	11.679	19.026
No. of Units	—	—	—	—	—	2,321	2,601	2,549	2,491	4,608
500 Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	18.237	18.321	16.419	12.630	12.500	—	—	—	—	—
Value at End of Year	20.039	18.237	18.321	16.419	12.630	—	—	—	—	—
No. of Units	517,978	309,254	376,616	432,940	537,593	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	18.209	18.301	16.409	12.629	12.500	—	—	—	—	—
Value at End of Year	19.997	18.209	18.301	16.409	12.629	—	—	—	—	—
No. of Units	309,362	272,683	304,251	304,082	382,393	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	18.123	18.242	16.381	12.626	12.500	—	—	—	—	—
Value at End of Year	19.873	18.123	18.242	16.381	12.626	—	—	—	—	—
No. of Units	47,531	26,104	34,720	357,305	49,569	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.094	18.222	16.371	12.625	12.500	—	—	—	—	—
Value at End of Year	19.831	18.094	18.222	16.371	12.625	—	—	—	—	—
No. of Units	162,977	158,613	173,716	176,748	181,757	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
500 Index Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	18.120	18.246	16.377	12.630	12.500	—	—	—	—	—
Value at End of Year	19.871	18.120	18.246	16.377	12.630	—	—	—	—	—
No. of Units	293,561	280,211	275,470	288,232	394,269	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	18.092	18.227	16.368	12.629	12.500	—	—	—	—	—
Value at End of Year	19.830	18.092	18.227	16.368	12.629	—	—	—	—	—
No. of Units	168,654	122,635	144,879	147,606	226,295	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	18.006	18.168	16.339	12.626	12.500	—	—	—	—	—
Value at End of Year	19.707	18.006	18.168	16.339	12.626	—	—	—	—	—
No. of Units	31,658	26,533	28,540	30,831	32,919	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	17.978	18.148	16.330	12.625	12.500	—	—	—	—	—
Value at End of Year	19.666	17.978	18.148	16.330	12.625	—	—	—	—	—
No. of Units	67,314	68,786	72,646	73,932	66,026	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	17.893	18.089	16.301	12.622	12.500	—	—	—	—	—
Value at End of Year	19.543	17.893	18.089	16.301	12.622	—	—	—	—	—
No. of Units	1,972	2,686	2,713	3,312	3,337	—	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.504	18.762	17.840	18.074	16.733	16.061	14.328	11.659	13.236	12.921
Value at End of Year	19.010	18.504	18.762	17.840	18.074	16.733	16.061	14.328	11.659	13.236
No. of Units	165,182	191,756	230,925	274,026	324,641	392,515	526,040	642,576	820,444	1,108,730
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	18.406	18.671	17.762	18.005	16.677	16.015	14.294	11.638	13.219	12.911
Value at End of Year	18.900	18.406	18.671	17.762	18.005	16.677	16.015	14.294	11.638	13.219
No. of Units	86,510	86,465	112,546	106,644	111,299	150,717	193,803	241,086	272,891	371,776
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	18.113	18.402	17.533	17.799	16.511	15.880	14.194	11.574	13.166	12.878
Value at End of Year	18.572	18.113	18.402	17.533	17.799	16.511	15.880	14.194	11.574	13.166
No. of Units	30,788	36,281	34,333	38,033	48,941	55,236	60,786	70,302	70,753	104,493
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.017	18.313	17.457	17.730	16.456	15.835	14.161	11.552	13.148	12.868
Value at End of Year	18.463	18.017	18.313	17.457	17.730	16.456	15.835	14.161	11.552	13.148
No. of Units	41,396	50,692	56,582	55,935	62,464	80,541	117,031	342,332	371,944	441,996
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.105	18.413	17.544	17.810	16.524	15.877	14.181	11.579	13.163	12.882
Value at End of Year	18.581	18.105	18.413	17.544	17.810	16.524	15.877	14.181	11.579	13.163
No. of Units	720,504	869,264	1,041,769	1,474,664	1,500,956	1,633,535	2,071,253	2,320,124	2,449,770	3,582,555
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145	12.872
Value at End of Year	18.473	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145
No. of Units	53,429	54,963	67,134	107,800	124,419	131,315	153,322	161,853	168,883	266,006
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092	12.839
Value at End of Year	18.153	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092
No. of Units	418,415	465,431	555,364	788,121	873,030	972,460	1,145,441	1,245,312	1,337,223	2,004,259
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	17.628	17.973	17.168	17.472	16.250	15.653	14.016	11.473	13.075	12.829
Value at End of Year	18.047	17.628	17.973	17.168	17.472	16.250	15.653	14.016	11.473	13.075
No. of Units	28,352	26,917	27,427	22,475	25,204	27,438	31,639	40,871	42,170	43,265
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	17.348	17.714	16.946	17.272	16.088	15.520	13.918	11.410	13.023	12.797
Value at End of Year	17.734	17.348	17.714	16.946	17.272	16.088	15.520	13.918	11.410	13.023
No. of Units	80,132	83,305	85,119	99,225	96,428	101,459	110,741	134,938	139,633	181,512

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	20.550	20.344	18.844	14.248	12.415	12.557	11.282	8.919	15.006	14.846
Value at End of Year	22.371	20.550	20.344	18.844	14.248	12.415	12.557	11.282	8.919	15.006
No. of Units	271,215	325,810	398,825	459,787	533,400	607,993	742,610	843,345	1,055,474	1,415,413
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	16.694	16.534	15.323	11.591	10.105	10.226	9.192	7.271	12.239	12.114
Value at End of Year	18.164	16.694	16.534	15.323	11.591	10.105	10.226	9.192	7.271	12.239
No. of Units	50,912	58,422	72,306	78,907	103,805	131,360	169,104	178,256	199,694	239,197
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.527	12.426	11.533	8.737	7.629	7.731	6.960	5.514	9.295	9.214
Value at End of Year	13.610	12.527	12.426	11.533	8.737	7.629	7.731	6.960	5.514	9.295
No. of Units	48,048	51,167	61,819	79,046	129,831	117,850	140,387	158,565	169,835	221,527
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.203	16.080	14.932	11.318	9.887	10.025	9.030	7.157	12.070	11.972
Value at End of Year	17.594	16.203	16.080	14.932	11.318	9.887	10.025	9.030	7.157	12.070
No. of Units	11,228	11,879	12,804	14,125	14,680	44,663	75,245	94,896	102,252	112,002
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.556	25.356	23.527	17.826	15.558	15.778	14.204	11.248	18.961	18.805
Value at End of Year	27.774	25.556	25.356	23.527	17.826	15.558	15.778	14.204	11.248	18.961
No. of Units	10,823	10,830	14,831	16,990	18,437	26,874	28,639	31,243	41,376	60,740
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908	18.761
Value at End of Year	27.572	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908
No. of Units	11,263	12,043	10,357	13,483	14,665	19,213	25,303	35,610	40,458	61,542
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	24.868	24.723	22.986	17.451	15.261	15.508	13.989	11.099	18.749	18.632
Value at End of Year	26.973	24.868	24.723	22.986	17.451	15.261	15.508	13.989	11.099	18.749
No. of Units	1,711	2,455	2,093	3,447	6,709	7,107	7,251	8,915	11,386	10,393
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	24.699	24.567	22.852	17.358	15.187	15.441	13.935	11.062	18.696	18.589
Value at End of Year	26.776	24.699	24.567	22.852	17.358	15.187	15.441	13.935	11.062	18.696
No. of Units	1,467	2,014	2,383	2,493	3,911	12,791	14,484	19,839	21,998	28,991
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	27.267	27.163	25.304	20.889	—	—	—	—	—	20.801
Value at End of Year	29.516	27.267	27.163	25.304	—	—	—	—	—	20.889
No. of Units	98	98	98	1,598	—	—	—	—	—	—
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.171	17.794	16.129
Value at End of Year	—	—	—	—	—	—	—	12.127	10.171	17.794
No. of Units	—	—	—	—	—	—	—	1,130,959	1,344,976	1,761,636
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	6.226	10.899	9.884
Value at End of Year	—	—	—	—	—	—	—	7.420	6.226	10.899
No. of Units	—	—	—	—	—	—	—	422,396	473,670	568,872
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	5.392	9.453	8.585
Value at End of Year	—	—	—	—	—	—	—	6.416	5.392	9.453
No. of Units	—	—	—	—	—	—	—	333,595	393,057	521,080
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	6.128	10.749	9.767
Value at End of Year	—	—	—	—	—	—	—	7.288	6.128	10.749
No. of Units	—	—	—	—	—	—	—	224,680	247,617	294,843
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.390	16.460	14.951
Value at End of Year	—	—	—	—	—	—	—	11.175	9.390	16.460
No. of Units	—	—	—	—	—	—	—	132,162	137,955	158,805

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	9.359	16.414	14.916
Value at End of Year	—	—	—	—	—	—	—	11.132	9.359	16.414
No. of Units	—	—	—	—	—	—	—	89,741	106,163	141,226
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	9.266	16.276	14.813
Value at End of Year	—	—	—	—	—	—	—	11.005	9.266	16.276
No. of Units	—	—	—	—	—	—	—	9,708	10,184	10,879
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	9.235	16.230	14.778
Value at End of Year	—	—	—	—	—	—	—	10.963	9.235	16.230
No. of Units	—	—	—	—	—	—	—	36,076	36,433	37,246
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	10.823	19.050	17.372
Value at End of Year	—	—	—	—	—	—	—	12.829	10.823	19.050
No. of Units	—	—	—	—	—	—	—	1,587	1,588	1,589
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.997	16.475	17.466	14.988	12.023	17.146	16.077
Value at End of Year	—	—	—	—	17.997	16.475	17.466	14.988	12.023	17.146
No. of Units	—	—	—	—	155,714	185,891	222,376	304,047	372,142	501,216
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	17.892	16.387	17.382	14.923	11.977	17.089	16.031
Value at End of Year	—	—	—	—	17.892	16.387	17.382	14.923	11.977	17.089
No. of Units	—	—	—	—	111,565	151,226	205,936	237,147	265,685	308,875
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	17.581	16.127	17.131	14.730	11.839	16.919	15.896
Value at End of Year	—	—	—	—	17.581	16.127	17.131	14.730	11.839	16.919
No. of Units	—	—	—	—	22,342	34,372	45,920	61,256	71,223	83,653
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	17.479	16.041	17.049	14.666	11.794	16.863	15.850
Value at End of Year	—	—	—	—	17.479	16.041	17.049	14.666	11.794	16.863
No. of Units	—	—	—	—	20,607	51,723	69,532	94,482	109,692	139,569
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	19.233	17.659	18.761	16.129	12.959	18.504	17.395
Value at End of Year	—	—	—	—	19.233	17.659	18.761	16.129	12.959	18.504
No. of Units	—	—	—	—	70,692	113,544	120,443	151,965	175,387	210,309
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	19.131	17.574	18.680	16.067	12.916	18.451	17.355
Value at End of Year	—	—	—	—	19.131	17.574	18.680	16.067	12.916	18.451
No. of Units	—	—	—	—	77,151	129,465	128,472	138,974	142,599	192,332
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	18.828	17.321	18.439	15.884	12.788	18.296	17.235
Value at End of Year	—	—	—	—	18.828	17.321	18.439	15.884	12.788	18.296
No. of Units	—	—	—	—	16,027	16,095	19,039	29,139	34,732	40,631
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	18.728	17.238	18.360	15.824	12.745	18.245	17.195
Value at End of Year	—	—	—	—	18.728	17.238	18.360	15.824	12.745	18.245
No. of Units	—	—	—	—	17,350	24,631	25,574	27,025	39,757	34,907
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	21.469	19.791	21.111	18.222	14.699	21.073	19.891
Value at End of Year	—	—	—	—	21.469	19.791	21.111	18.222	14.699	21.073
No. of Units	—	—	—	—	3,297	3,528	3,548	2,891	2,910	2,972
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.399	16.480	15.934	13.125	11.516	11.590	10.504	12.500	—	—
Value at End of Year	17.598	16.399	16.480	15.934	13.125	11.516	11.590	10.504	—	—
No. of Units	533,277	571,812	659,250	750,495	862,680	1,043,631	1,311,053	1,689,131	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	16.328	16.417	15.881	13.088	11.489	11.568	10.490	12.500	—	—
Value at End of Year	17.513	16.328	16.417	15.881	13.088	11.489	11.568	10.490	—	—
No. of Units	255,475	262,888	264,334	290,786	333,327	440,184	650,869	679,518	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.117	16.229	15.723	12.977	11.409	11.505	10.448	12.500	—	—
Value at End of Year	17.261	16.117	16.229	15.723	12.977	11.409	11.505	10.448	—	—
No. of Units	82,248	90,999	102,873	156,091	177,766	182,664	210,823	259,293	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.047	16.167	15.670	12.940	11.382	11.484	10.434	12.500	—	—
Value at End of Year	17.178	16.047	16.167	15.670	12.940	11.382	11.484	10.434	—	—
No. of Units	129,449	75,448	90,332	106,689	126,314	145,824	187,231	263,585	—	—
American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.235	16.340	15.821	13.050	11.477	11.557	10.489	8.642	12.509	12.500
Value at End of Year	17.411	16.235	16.340	15.821	13.050	11.477	11.557	10.489	8.642	12.509
No. of Units	3,584,135	4,011,207	4,384,928	4,973,670	5,380,899	5,836,811	6,545,182	6,994,954	6,591,156	2,978,384
No. of Units	110,707	127,509	159,922	172,401	179,047	208,323	217,080	231,806	200,982	9,425
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.165	16.277	15.768	13.013	11.450	11.536	10.475	8.635	12.505	12.500
Value at End of Year	17.327	16.165	16.277	15.768	13.013	11.450	11.536	10.475	8.635	12.505
No. of Units	237,511	244,778	265,260	311,718	261,927	385,809	379,664	384,322	284,301	199,677
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	15.956	16.091	15.611	12.903	11.370	11.473	10.433	8.613	12.493	12.500
Value at End of Year	17.077	15.956	16.091	15.611	12.903	11.370	11.473	10.433	8.613	12.493
No. of Units	2,135,494	2,380,597	2,605,177	2,926,922	3,243,176	3,658,793	4,005,165	4,485,273	4,027,669	1,712,634
No. of Units	265,654	279,741	322,603	366,494	388,259	409,456	432,533	446,130	386,123	10,049
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	15.887	16.030	15.559	12.866	11.344	11.451	10.419	8.606	12.488	12.500
Value at End of Year	16.995	15.887	16.030	15.559	12.866	11.344	11.451	10.419	8.606	12.488
No. of Units	14,474	22,408	28,349	29,890	36,607	45,730	50,502	57,157	119,255	91,715
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	15.682	15.846	15.404	12.757	11.265	11.389	10.378	8.584	12.476	12.500
Value at End of Year	16.750	15.682	15.846	15.404	12.757	11.265	11.389	10.378	8.584	12.476
No. of Units	5,736	5,867	6,000	6,137	6,270	9,266	9,424	9,121	7,192	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.493	16.995	15.446	12.339	19.818	19.836
Value at End of Year	—	—	—	—	—	16.493	16.995	15.446	12.339	19.818
No. of Units	—	—	—	—	—	398,062	510,612	598,697	721,213	936,028
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.421	16.930	15.394	12.304	19.772	19.800
Value at End of Year	—	—	—	—	—	16.421	16.930	15.394	12.304	19.772
No. of Units	—	—	—	—	—	121,338	138,445	160,802	175,453	212,674
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.209	16.737	15.241	12.200	19.634	19.691
Value at End of Year	—	—	—	—	—	16.209	16.737	15.241	12.200	19.634
No. of Units	—	—	—	—	—	143,863	172,601	193,069	215,021	276,368
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.139	16.673	15.190	12.166	19.589	19.655
Value at End of Year	—	—	—	—	—	16.139	16.673	15.190	12.166	19.589
No. of Units	—	—	—	—	—	35,177	54,936	53,516	52,129	69,435
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	15.931	16.482	15.039	12.063	19.452	19.548
Value at End of Year	—	—	—	—	—	15.931	16.482	15.039	12.063	19.452
No. of Units	—	—	—	—	—	11,438	10,765	10,343	10,444	10,589

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.881	11.689	13.165	13.012
Value at End of Year	—	—	—	—	—	—	13.440	12.881	11.689	13.165
No. of Units	—	—	—	—	—	—	3,768,845	4,047,693	3,740,977	5,244,296
No. of Units	—	—	—	—	—	—	18,004	25,453	23,655	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.853	11.669	13.149	13.003
Value at End of Year	—	—	—	—	—	—	13.403	12.853	11.669	13.149
No. of Units	—	—	—	—	—	—	299,415	374,572	285,360	308,760
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	12.768	11.609	13.101	12.976
Value at End of Year	—	—	—	—	—	—	13.295	12.768	11.609	13.101
No. of Units	—	—	—	—	—	—	2,445,613	2,925,807	2,690,987	3,553,358
No. of Units	—	—	—	—	—	—	3	4,121	4,003	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.740	11.589	13.085	12.967
Value at End of Year	—	—	—	—	—	—	13.259	12.740	11.589	13.085
No. of Units	—	—	—	—	—	—	94,383	70,921	71,639	98,610
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.656	11.530	13.038	12.939
Value at End of Year	—	—	—	—	—	—	13.152	12.656	11.530	13.038
No. of Units	—	—	—	—	—	—	59,137	62,097	53,112	65,045
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.323	16.520	16.479	13.032	10.849	12.162	11.110	7.979	13.217	12.500
Value at End of Year	17.074	17.323	16.520	16.479	13.032	10.849	12.162	11.110	7.979	13.217
No. of Units	699,847	838,953	902,583	1,006,770	889,523	1,015,814	1,240,657	1,399,740	1,599,850	1,651,994
No. of Units	5,781	7,094	7,399	7,694	6,719	7,420	6,679	7,037	5,051	225
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212	12.500
Value at End of Year	16.991	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212
No. of Units	181,926	223,864	132,640	150,970	135,717	188,279	227,047	215,941	153,195	324,098
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	17.025	16.269	16.260	12.885	10.748	12.073	11.051	7.952	13.199	12.500
Value at End of Year	16.747	17.025	16.269	16.260	12.885	10.748	12.073	11.051	7.952	13.199
No. of Units	463,825	581,573	640,286	777,067	724,926	849,394	911,337	1,059,544	1,223,814	1,195,487
No. of Units	271	249	266	257	159	169	133	78	81	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.951	16.206	16.206	12.848	10.723	12.051	11.036	7.946	13.195	12.500
Value at End of Year	16.666	16.951	16.206	16.206	12.848	10.723	12.051	11.036	7.946	13.195
No. of Units	28,962	49,073	26,480	30,389	42,047	87,825	87,343	33,281	22,412	111,862
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	12.739	10.648	11.985	10.992	7.926	13.181	12.500
Value at End of Year	—	16.732	—	12.739	12.739	10.648	11.985	10.992	7.926	13.181
No. of Units	—	671	—	—	645	1,301	1,214	2,469	15,833	1,443
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.646	9.204	11.630	9.693	6.136	13.489	12.500
Value at End of Year	—	—	—	—	10.646	9.204	11.630	9.693	6.136	13.489
No. of Units	—	—	—	—	389,358	468,059	620,432	716,886	621,381	468,652
No. of Units	—	—	—	—	3,093	3,581	2,508	3,030	3,570	149
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	10.616 0	9.182	11.608	9.680	6.131	13.484	12.500
Value at End of Year	—	—	—	—	10.616	9.182	11.608	9.680	6.131	13.484
No. of Units	—	—	—	—	62,619	81,968	139,798	135,006	76,729	42,830

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	10.526	9.118	11.545	9.642	6.116	13.471	12.500
Value at End of Year	—	—	—	—	10.526	9.118	11.545	9.642	6.116	13.471
No. of Units	—	—	—	—	266,681	313,699	344,670	411,388	490,615	355,100
No. of Units	—	—	—	—	131	133	93	60	291	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	10.496	9.097	11.523	9.629	6.111	13.466	12.500
Value at End of Year	—	—	—	—	10.496	9.097	11.523	9.629	6.111	13.466
No. of Units	—	—	—	—	30,066	35,045	76,119	52,081	25,200	23,567
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	10.407	9.033	11.460	9.590	6.095	13.453	12.500
Value at End of Year	—	—	—	—	10.407	9.033	11.460	9.590	6.095	13.453
No. of Units	—	—	—	—	233	1,079	27,982	24,569	8,718	14,681
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	30.398	29.029	27.309	21.421	18.559	19.797	17.019	12.464	22.720	20.653
Value at End of Year	32.634	30.398	29.029	27.309	21.421	18.559	19.797	17.019	12.464	22.720
No. of Units	1,411,255	1,751,196	2,127,905	2,681,453	3,356,951	4,036,137	4,960,249	5,998,365	7,016,389	7,054,344
No. of Units	11,169	12,278	14,359	16,561	18,682	20,144	20,427	23,731	23,671	26
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667	20.616
Value at End of Year	32.412	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667
No. of Units	283,005	350,904	369,204	414,410	507,853	757,798	1,047,123	1,197,184	1,399,972	1,501,740
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509	20.503
Value at End of Year	31.754	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509
No. of Units	726,209	867,263	1,101,747	1,369,339	1,680,632	2,038,515	2,250,773	2,779,542	3,242,812	3,033,263
No. of Units	3,514	4,773	4,525	4,581	4,578	4,547	4,305	4,221	3,491	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	29.451	28.195	26.590	20.909	18.161	19.421	16.737	12.289	22.457	20.466
Value at End of Year	31.538	29.451	28.195	26.590	20.909	18.161	19.421	16.737	12.289	22.457
No. of Units	122,920	140,048	146,425	171,998	203,003	286,201	359,940	450,362	492,657	538,602
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	28.896	27.706	26.168	20.608	17.927	19.199	16.571	12.185	22.300	20.354
Value at End of Year	30.898	28.896	27.706	26.168	20.608	17.927	19.199	16.571	12.185	22.300
No. of Units	56,112	63,819	71,433	69,776	91,329	107,240	117,744	146,048	157,997	140,682
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	26.985	27.104	24.967	19.064	16.528	17.144	15.678	12.500	—	—
Value at End of Year	29.520	26.985	27.104	24.967	19.064	16.528	17.144	15.678	—	—
No. of Units	604,391	697,148	855,982	1,033,430	1,240,074	1,395,820	1,782,446	2,287,005	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	26.814	26.947	24.835	18.972	16.456	17.079	15.626	12.500	—	—
Value at End of Year	29.319	26.814	26.947	24.835	18.972	16.456	17.079	15.626	—	—
No. of Units	167,611	188,463	213,476	258,365	365,408	427,372	656,501	745,512	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	26.310	26.479	24.440	18.699	16.244	16.883	15.471	12.500	—	—
Value at End of Year	28.724	26.310	26.479	24.440	18.699	16.244	16.883	15.471	—	—
No. of Units	90,422	99,077	115,883	144,712	173,501	184,077	243,651	326,761	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.144	26.325	24.310	18.609	16.174	16.819	15.419	12.500	—	—
Value at End of Year	28.529	26.144	26.325	24.310	18.609	16.174	16.819	15.419	—	—
No. of Units	114,027	121,586	141,586	160,401	188,908	202,712	284,582	354,582	—	—
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	26.718	26.876	24.788	18.952	16.460	17.101	15.669	12.179	20.007	19.450
Value at End of Year	29.216	26.718	26.876	24.788	18.952	16.460	17.101	15.669	12.179	20.007
No. of Units	1,288,516	1,677,386	1,986,081	2,558,959	3,142,254	3,410,653	3,039,922	4,432,013	5,927,450	6,494,981
No. of Units	7,128	8,609	9,253	11,503	13,308	15,711	14,977	15,908	12,324	198

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960	19.415
Value at End of Year	29.018	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960
No. of Units	180,290	196,760	220,870	258,224	344,289	398,352	453,060	480,251	659,631	727,621
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	26.050	26.256	24.265	18.589	16.178	16.841	15.462	12.042	19.821	19.309
Value at End of Year	28.429	26.050	26.256	24.265	18.589	16.178	16.841	15.462	12.042	19.821
No. of Units	736,478	912,941	1,132,396	803,865	1,896,158	2,165,957	2,392,643	2,760,639	3,100,125	3,148,358
No. of Units	3,602	3,844	4,063	4,391	4,598	4,120	5,365	5,002	5,922	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	25.885	26.104	24.136	18.499	16.108	16.776	15.410	12.008	19.775	19.273
Value at End of Year	28.235	25.885	26.104	24.136	18.499	16.108	16.776	15.410	12.008	19.775
No. of Units	55,626	56,583	69,656	68,124	83,482	82,968	126,280	147,432	272,858	296,539
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	25.398	25.651	23.753	18.233	15.900	16.585	15.257	11.906	19.637	19.168
Value at End of Year	27.662	25.398	25.651	23.753	18.233	15.900	16.585	15.257	11.906	19.637
No. of Units	219,541	224,927	230,778	246,832	273,685	280,667	297,665	316,173	324,116	313,573
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.184	13.651	13.682	12.133	8.903	11.959	12.500
Value at End of Year	—	—	—	—	15.184	13.651	13.682	12.133	8.903	11.959
No. of Units	—	—	—	—	292,698	334,267	411,709	436,925	292,356	303,150
No. of Units	—	—	—	—	8,043	8,206	8,433	442	394	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	15.141	13.619	13.657	12.117	8.895	11.955	12.500
Value at End of Year	—	—	—	—	15.141	13.619	13.657	12.117	8.895	11.955
No. of Units	—	—	—	—	110,754	110,559	185,843	152,252	111,488	140,592
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	15.013	13.524	13.582	12.069	8.873	11.943	12.500
Value at End of Year	—	—	—	—	15.013	13.524	13.582	12.069	8.873	11.943
No. of Units	—	—	—	—	210,958	230,274	257,770	261,801	216,736	270,660
No. of Units	—	—	—	—	5,095	5,365	5,672	3,260	3,231	1,464
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	14.971	13.492	13.557	12.053	8.866	11.939	12.500
Value at End of Year	—	—	—	—	14.971	13.492	13.557	12.053	8.866	11.939
No. of Units	—	—	—	—	25,618	25,754	29,451	41,113	16,134	16,408
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	8.843	11.927	12.500
Value at End of Year	—	—	—	—	—	—	—	12.005	8.843	11.927
No. of Units	—	—	—	—	—	—	—	307	2,885	319
American International Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	27.121	28.988	30.398	25.518	22.104	26.219	24.961	17.802	31.430	26.735
Value at End of Year	27.498	27.121	28.988	30.398	25.518	22.104	26.219	24.961	17.802	31.430
No. of Units	969,157	1,149,645	1,344,171	1,547,587	1,815,648	2,190,084	2,390,736	2,738,198	3,267,216	3,602,354
No. of Units	2,390	2,976	2,896	3,072	3,705	4,055	3,417	3,429	3,510	65
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357	26.686
Value at End of Year	27.311	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357
No. of Units	117,142	143,198	167,544	183,892	231,570	319,388	409,218	496,267	530,180	646,241
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139	26.540
Value at End of Year	26.757	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139
No. of Units	488,238	571,804	670,141	798,353	947,272	1,106,344	1,150,871	1,286,312	1,545,856	1,526,563
No. of Units	68	591	569	536	508	516	460	405	420	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	26.276	28.155	29.599	24.909	21.631	25.722	24.549	17.552	31.066	26.492
Value at End of Year	26.574	26.276	28.155	29.599	24.909	21.631	25.722	24.549	17.552	31.066
No. of Units	71,006	73,696	64,956	72,541	83,955	106,855	139,825	167,871	181,725	213,709

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	25.782	27.667	29.129	24.551	21.351	25.428	24.305	17.403	30.850	26.347
Value at End of Year	26.035	25.782	27.667	29.129	24.551	21.351	25.428	24.305	17.403	30.850
No. of Units	38,006	39,204	46,507	54,703	62,003	71,587	72,816	76,816	84,531	85,076
American New World Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.899	13.608	15.082	13.832	11.996	14.233	12.336	8.419	14.912	12.500
Value at End of Year	13.307	12.899	13.608	15.082	13.832	11.996	14.233	12.336	8.419	14.912
No. of Units	179,638	205,988	248,908	271,798	349,405	471,135	692,831	650,563	464,125	611,579
No. of Units	6,637	6,897	6,980	7,914	8,070	8,324	8,381	8,472	6,025	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907	12.500
Value at End of Year	13.243	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907
No. of Units	82,702	100,245	105,649	124,794	166,218	181,443	256,193	253,814	210,011	286,026
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.677	13.400	14.882	13.676	11.884	14.129	12.270	8.390	14.892	—
Value at End of Year	13.052	12.677	13.400	14.882	13.676	11.884	14.129	12.270	8.390	14.892
No. of Units	83,136	100,796	114,434	137,112	164,617	199,031	223,977	218,539	205,568	215,118
No. of Units	1,713	3,392	3,833	3,531	3,223	3,093	2,865	2,771	3,221	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.622	13.349	14.832	13.637	11.856	14.103	12.253	8.383	14.887	12.500
Value at End of Year	12.989	12.622	13.349	14.832	13.637	11.856	14.103	12.253	8.383	14.887
No. of Units	72,988	76,500	58,145	66,351	76,132	89,323	111,001	95,817	54,181	237,954
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	13.196	14.685	13.522	11.774	14.026	12.204	8.362	14.872	12.500
Value at End of Year	—	—	13.196	14.685	13.522	11.774	14.026	12.204	8.362	14.872
No. of Units	—	—	1,332	3,524	9,179	2,643	18,761	13,188	7,523	14,984
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits
Value at Start of Year	29.578	31.982	29.595	21.804	19.446	20.285	18.285	14.185	22.810	22.794
Value at End of Year	34.330	29.578	31.982	29.595	21.804	19.446	20.285	18.285	14.185	22.810
No. of Units	19,918	27,780	31,673	37,762	43,594	51,645	75,055	91,011	117,839	190,524
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.034	23.837	22.069	16.267	14.515	15.149	13.662	10.605	17.061	17.058
Value at End of Year	25.562	22.034	23.837	22.069	16.267	14.515	15.149	13.662	10.605	17.061
No. of Units	19,045	20,757	21,653	22,919	29,554	35,388	56,798	61,586	73,422	100,879
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.585	26.636	24.698	18.232	16.293	17.030	15.382	11.957	19.266	19.291
Value at End of Year	28.478	24.585	26.636	24.698	18.232	16.293	17.030	15.382	11.957	19.266
No. of Units	8,204	8,696	9,920	10,993	15,554	15,810	29,676	36,285	51,566	54,723
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.386	23.182	21.506	15.884	14.202	14.851	13.421	10.438	16.826	16.857
Value at End of Year	24.760	21.386	23.182	21.506	15.884	14.202	14.851	13.421	10.438	16.826
No. of Units	4,058	7,244	9,251	10,007	14,335	15,860	18,591	26,715	26,353	28,895
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 11-21-2003)
Contracts with no Optional Benefits
Value at Start of Year	27.252	27.920	27.810	24.656	22.737	23.961	22.147	18.581	23.464	20.401
Value at End of Year	27.895	27.252	27.920	27.810	24.656	22.737	23.961	22.147	18.581	23.464
No. of Units	34	34	35	175	210	250	290	3,421	5,175	7,172
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	27.752	28.447	28.349	25.146	23.201	24.462	22.621	18.989	23.991	20.869
Value at End of Year	28.393	27.752	28.447	28.349	25.146	23.201	24.462	22.621	18.989	23.991
No. of Units	1,151	1,158	1,164	1,170	1,176	1,848	1,861	1,874	1,888	1,904
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	23.788	23.741	21.091	19.489	20.579	19.058	16.022	20.273	17.662
Value at End of Year	—	—	23.788	23.741	21.091	19.489	20.579	19.058	16.022	20.273
No. of Units	—	—	188	189	189	189	203	763	786	3,254

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	23.661	20.623
Value at End of Year	—	—	—	—	—	—	—	—	18.690	23.661
No. of Units	—	—	—	—	—	—	—	—	—	—
BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits
Value at Start of Year	37.544	40.897	39.533	28.235	25.310	26.377	20.847	16.510	28.041	28.779
Value at End of Year	45.637	37.544	40.897	39.533	28.235	25.310	26.377	20.847	16.510	28.041
No. of Units	5,055	9,071	10,811	13,491	15,616	21,196	30,561	33,999	71,176	85,357
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	27.408	29.870	28.889	20.643	18.513	19.304	15.264	12.095	20.552	21.104
Value at End of Year	33.299	27.408	29.870	28.889	20.643	18.513	19.304	15.264	12.095	20.552
No. of Units	17,135	19,881	25,484	26,036	29,788	31,921	43,111	46,856	53,288	71,148
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	29.199	31.870	30.869	22.091	19.842	20.720	16.409	13.021	22.160	22.789
Value at End of Year	35.422	29.199	31.870	30.869	22.091	19.842	20.720	16.409	13.021	22.160
No. of Units	740	826	837	1,115	3,559	3,543	4,507	9,432	10,664	10,480
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.601	29.049	28.151	20.156	18.113	18.924	14.994	11.905	20.270	20.856
Value at End of Year	32.255	26.601	29.049	28.151	20.156	18.113	18.924	14.994	11.905	20.270
No. of Units	8,680	9,973	10,772	12,912	15,500	15,897	17,023	19,176	19,739	27,451
Blue Chip Growth Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	33.734	30.849	28.725	20.642	17.720	17.741	15.513	11.026	19.488	17.556
Value at End of Year	33.485	33.734	30.849	28.725	20.642	17.720	17.741	15.513	11.026	19.488
No. of Units	806,619	946,376	1,096,425	1,268,315	1,527,657	1,816,136	2,355,684	2,877,262	3,653,608	4,934,843
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.546	20.628	19.218	13.817	11.867	11.887	10.399	7.395	13.077	11.786
Value at End of Year	22.368	22.546	20.628	19.218	13.817	11.867	11.887	10.399	7.395	13.077
No. of Units	321,919	353,005	416,292	532,984	636,692	803,972	1,116,116	1,307,408	1,495,280	1,526,475
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	20.683	18.952	17.682	12.732	10.952	10.987	9.626	6.855	12.141	10.960
Value at End of Year	20.489	20.683	18.952	17.682	12.732	10.952	10.987	9.626	6.855	12.141
No. of Units	130,535	156,628	196,465	254,323	344,415	401,827	493,724	575,758	660,700	807,358
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.883	20.061	18.727	13.491	11.611	11.653	10.215	7.278	12.897	11.648
Value at End of Year	21.667	21.883	20.061	18.727	13.491	11.611	11.653	10.215	7.278	12.897
No. of Units	198,388	216,736	249,461	272,551	299,472	339,121	443,568	507,499	564,940	521,200
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.324	26.872	25.065	18.050	15.525	15.574	13.643	9.719	17.207	15.534
Value at End of Year	29.051	29.324	26.872	25.065	18.050	15.525	15.574	13.643	9.719	17.207
No. of Units	295,107	367,292	407,249	513,083	583,634	745,162	806,311	909,213	961,849	1,015,086
No. of Units	6,477	7,424	6,536	3,815	4,244	4,737	4,526	4,773	3,162	116
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158	15.498
Value at End of Year	28.839	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158
No. of Units	220,828	261,259	267,769	323,791	418,587	523,167	586,365	634,575	659,733	605,852
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014	15.390
Value at End of Year	28.212	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014
No. of Units	135,288	165,893	184,185	213,188	230,486	235,305	268,528	263,549	320,156	300,226
No. of Units	1,355	1,537	1,764	2,351	2,686	2,850	3,053	3,367	4,685	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	28.340	26.036	24.346	17.576	15.156	15.241	13.385	9.559	16.966	15.355
Value at End of Year	28.006	28.340	26.036	24.346	17.576	15.156	15.241	13.385	9.559	16.966
No. of Units	62,355	76,377	79,759	77,942	94,483	107,508	118,404	123,833	137,775	136,441

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	31.682	29.149	27.298	19.737	17.044	17.166	15.098	10.799	19.195	17.399
Value at End of Year	31.261	31.682	29.149	27.298	19.737	17.044	17.166	15.098	10.799	19.195
No. of Units	6,665	12,955	15,725	26,040	33,351	34,411	30,759	36,670	41,152	35,896
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.994	13.191	12.710	13.123	12.561	12.500	—	—	—	—
Value at End of Year	13.159	12.994	13.191	12.710	13.123	12.561	—	—	—	—
No. of Units	2,386,454	2,638,779	2,980,937	3,409,359	3,282,064	3,387,564	—	—	—	—
No. of Units	15,851	16,504	17,944	25,554	18,684	18,777	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.967	13.170	12.697	13.115	12.559	12.500	—	—	—	—
Value at End of Year	13.125	12.967	13.170	12.697	13.115	12.559	—	—	—	—
No. of Units	147,672	80,905	128,918	148,718	162,915	217,536	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.886	13.107	12.655	13.092	12.556	12.500	—	—	—	—
Value at End of Year	13.023	12.886	13.107	12.655	13.092	12.556	—	—	—	—
No. of Units	1,426,882	1,646,749	1,959,928	2,286,554	2,115,739	2,254,004	—	—	—	—
No. of Units	1,217	1,206	1,190	1,069	820	698	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.859	13.086	12.641	13.085	12.555	12.500	—	—	—	—
Value at End of Year	12.990	12.859	13.086	12.641	13.085	12.555	—	—	—	—
No. of Units	87,908	8,096	14,146	33,050	39,588	62,401	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	12.778	13.024	12.600	13.062	12.552	12.500	—	—	—	—
Value at End of Year	12.889	12.778	13.024	12.600	13.062	12.552	—	—	—	—
No. of Units	24,829	22,796	29,030	34,844	31,414	33,546	—	—	—	—
Capital Appreciation Trust - Series I Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	17.600	16.037	14.854	10.979	9.615	9.757	8.861	6.325	10.233	9.313
Value at End of Year	17.143	17.600	16.037	14.854	10.979	9.615	9.757	8.861	6.325	10.233
No. of Units	873,228	1,081,620	1,239,167	1,470,703	1,844,740	2,237,990	2,788,824	1,923,495	2,326,416	3,102,607
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	18.766	17.109	15.854	11.724	10.273	10.430	9.477	6.768	10.955	9.975
Value at End of Year	18.270	18.766	17.109	15.854	11.724	10.273	10.430	9.477	6.768	10.955
No. of Units	215,643	258,094	302,873	367,121	520,148	682,751	910,924	715,399	785,173	918,328
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	17.074	15.589	14.468	10.715	9.402	9.561	8.700	6.222	10.088	9.199
Value at End of Year	16.597	17.074	15.589	14.468	10.715	9.402	9.561	8.700	6.222	10.088
No. of Units	141,996	168,989	195,450	234,170	308,188	388,764	513,844	339,766	434,914	495,252
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.214	16.639	15.450	11.448	10.051	10.225	9.309	6.661	10.805	9.858
Value at End of Year	17.697	18.214	16.639	15.450	11.448	10.051	10.225	9.309	6.661	10.805
No. of Units	155,086	201,763	227,862	257,884	312,105	372,264	534,494	431,345	467,155	553,880
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	27.323	24.961	23.158	17.155	15.042	15.303	13.929	9.959	16.148	14.728
Value at End of Year	26.562	27.323	24.961	23.158	17.155	15.042	15.303	13.929	9.959	16.148
No. of Units	202,156	227,119	220,210	250,714	303,357	409,607	445,052	452,853	430,637	463,276
No. of Units	368	1,157	1,272	1,344	1,742	1,929	1,183	1,396	1,481	123
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102	14.694
Value at End of Year	26.368	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102
No. of Units	177,880	235,820	233,068	274,887	336,656	441,207	520,458	487,274	515,587	564,111
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	26.587	24.338	22.625	16.794	14.755	15.041	13.718	9.828	15.967	12.965
Value at End of Year	25.795	26.587	24.338	22.625	16.794	14.755	15.041	13.718	9.828	15.967
No. of Units	35,434	45,053	40,198	29,788	41,445	76,951	82,999	82,822	47,068	49,925
No. of Units	70	64	71	73	82	82	71	3,226	217	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	26.406	24.184	22.494	16.705	14.684	14.976	13.665	9.795	15.922	14.558
Value at End of Year	25.607	26.406	24.184	22.494	16.705	14.684	14.976	13.665	9.795	15.922
No. of Units	35,310	47,427	59,043	62,508	84,664	108,400	130,891	123,530	133,052	161,864
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	31.795	29.163	27.165	20.204	17.787	18.167	11.919	—	19.403	17.768
Value at End of Year	30.787	31.795	29.163	27.165	20.204	17.787	18.167	—	11.919	19.403
No. of Units	568	4,155	684	743	1,729	2,844	3,018	—	1,787	2,025
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	20.282	19.600	17.767	14.798	13.128	12.960	11.583	9.061	12.500	—
Value at End of Year	21.537	20.282	19.600	17.767	14.798	13.128	12.960	11.583	9.061	—
No. of Units	790,821	850,243	848,461	939,305	1,037,912	1,121,184	1,265,949	1,516,191	1,122,606	—
No. of Units	11,186	13,122	14,894	15,455	16,490	20,492	21,678	24,069	44,582	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.206	19.536	17.718	14.765	13.105	12.943	11.574	9.058	12.500	—
Value at End of Year	21.445	20.206	19.536	17.718	14.765	13.105	12.943	11.574	9.058	—
No. of Units	22,369	16,850	16,791	13,814	14,817	30,260	54,366	66,577	76,490	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	19.979	19.345	17.571	14.664	13.035	12.894	11.547	9.051	12.500	—
Value at End of Year	21.172	19.979	19.345	17.571	14.664	13.035	12.894	11.547	9.051	—
No. of Units	341,516	400,035	436,696	504,687	573,092	613,692	731,841	841,156	804,014	—
No. of Units	4,663	6,621	6,333	22,090	23,411	25,641	32,000	32,408	17,083	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	19.903	19.282	17.522	14.631	13.012	12.878	11.538	9.048	12.500	—
Value at End of Year	21.082	19.903	19.282	17.522	14.631	13.012	12.878	11.538	9.048	—
No. of Units	11,873	2,849	2,925	1,248	4,517	8,486	9,570	21,242	19,723	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	19.093	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	19.093	—	—	—	—	—	—	—
No. of Units	—	—	2,872	—	—	—	—	—	—	—
Classic Value Trust (merged into Equity Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.484	16.872
Value at End of Year	—	—	—	—	—	—	—	—	7.746	14.484
No. of Units	—	—	—	—	—	—	—	—	248,778	135,419
No. of Units	—	—	—	—	—	—	—	—	7,444	340
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.458	16.850
Value at End of Year	—	—	—	—	—	—	—	—	7.728	14.458
No. of Units	—	—	—	—	—	—	—	—	35,612	36,853
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.379	16.783
Value at End of Year	—	—	—	—	—	—	—	—	7.674	14.379
No. of Units	—	—	—	—	—	—	—	—	25,395	36,210
No. of Units	—	—	—	—	—	—	—	—	1,357	1,215
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.352	16.761
Value at End of Year	—	—	—	—	—	—	—	—	7.656	14.352
No. of Units	—	—	—	—	—	—	—	—	20,994	22,933
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.274	16.694
Value at End of Year	—	—	—	—	—	—	—	—	7.603	14.274
No. of Units	—	—	—	—	—	—	—	—	5,495	4,417
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.526	11.224	11.694	10.769	8.743	12.500	—
Value at End of Year	—	—	—	—	12.526	11.224	11.694	10.769	8.743	—
No. of Units	—	—	—	—	407,031	462,542	512,269	544,947	322,524	—
No. of Units	—	—	—	—	20,847	20,512	20,562	20,598	4,724	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	12.498	11.205	11.679	10.760	8.740	12.500	—
Value at End of Year	—	—	—	—	12.498	11.205	11.679	10.760	8.740	—
No. of Units	—	—	—	—	26,277	30,693	44,987	46,386	36,224	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	12.413	11.145	11.634	10.735	8.733	12.500	—
Value at End of Year	—	—	—	—	12.413	11.145	11.634	10.735	8.733	—
No. of Units	—	—	—	—	232,260	266,576	294,301	306,985	133,051	—
No. of Units	—	—	—	—	37,053	37,581	40,619	45,996	23,530	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	12.384	11.125	11.620	10.727	8.731	12.500	—
Value at End of Year	—	—	—	—	12.384	11.125	11.620	10.727	8.731	—
No. of Units	—	—	—	—	1,677	1,687	6,754	19,237	18,881	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.853	16.377	15.022	12.500	—	—
Value at End of Year	—	—	—	—	—	15.853	16.377	15.022	—	—
No. of Units	—	—	—	—	—	384,623	258,111	65,369	—	—
No. of Units	—	—	—	—	—	2,441	2,456	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	15.831	16.363	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.831	16.363	—	—	—
No. of Units	—	—	—	—	—	7,880	7,923	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	15.768	16.322	15.002	12.500	—	—
Value at End of Year	—	—	—	—	—	15.768	16.322	15.002	—	—
No. of Units	—	—	—	—	—	144,917	92,314	63,862	—	—
No. of Units	—	—	—	—	—	6,383	3,261	2,123	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	15.747	16.309	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.747	16.309	—	—	—
No. of Units	—	—	—	—	—	1,879	1,060	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	15.685	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	15.685	—	—	—	—
No. of Units	—	—	—	—	—	3,369	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.456	16.564	15.014	—	—	—
Value at End of Year	—	—	—	—	—	16.456	16.564	15.014	—	—
No. of Units	—	—	—	—	—	393,922	311,761	180,435	—	—
No. of Units	—	—	—	—	—	8,608	975	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.434	16.551	15.009	—	—	—
Value at End of Year	—	—	—	—	—	16.434	16.551	15.009	—	—
No. of Units	—	—	—	—	—	15,339	15,980	3,157	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.368	16.509	14.994	—	—	—
Value at End of Year	—	—	—	—	—	16.368	16.509	14.994	—	—
No. of Units	—	—	—	—	—	223,518	177,078	97,395	—	—
No. of Units	—	—	—	—	—	3,094	4,388	3,015	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.346	16.496	14.989	—	—	—
Value at End of Year	—	—	—	—	—	16.346	16.496	14.989	—	—
No. of Units	—	—	—	—	—	6,630	1,699	1,117	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	16.281	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	16.281	—	—	—	—
No. of Units	—	—	—	—	—	7,019	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Core Bond Trust - Series I Shares (units first credited 04-24-2015)
Contracts with no Optional Benefits
Value at Start of Year	16.855	17.331	—	—	—	—	—	—	—	—
Value at End of Year	17.051	16.855	—	—	—	—	—	—	—	—
No. of Units	783,187	900,987	—	—	—	—	—	—	—	—
No. of Units	—	7,822	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	16.765	17.245	—	—	—	—	—	—	—	—
Value at End of Year	16.951	16.765	—	—	—	—	—	—	—	—
No. of Units	351,539	374,749	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.499	16.988	—	—	—	—	—	—	—	—
Value at End of Year	16.657	16.499	—	—	—	—	—	—	—	—
No. of Units	115,907	555,998	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.411	16.904	—	—	—	—	—	—	—	—
Value at End of Year	16.560	16.411	—	—	—	—	—	—	—	—
No. of Units	232,762	247,022	—	—	—	—	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.834	17.078	16.404	17.062	16.308	15.330	14.562	13.493	13.286	12.724
Value at End of Year	16.996	16.834	17.078	16.404	17.062	16.308	15.330	14.562	13.493	13.286
No. of Units	574,884	712,953	38,915	48,544	73,278	95,672	99,887	126,125	63,515	43,381
No. of Units	7,643	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.744	16.995	16.333	16.997	16.254	15.287	14.528	13.468	13.269	12.713
Value at End of Year	16.897	16.744	16.995	16.333	16.997	16.254	15.287	14.528	13.468	13.269
No. of Units	357,485	442,708	20,753	37,508	48,596	80,206	59,045	82,911	46,736	15,474
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.478	16.751	16.122	16.802	16.092	15.157	14.426	13.394	13.216	12.681
Value at End of Year	16.603	16.478	16.751	16.122	16.802	16.092	15.157	14.426	13.394	13.216
No. of Units	110,016	120,317	2,882	7,581	10,257	19,663	48,798	44,882	23,549	13,190
No. of Units	3,319	3,441	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.391	16.670	16.052	16.738	16.039	15.114	14.393	13.369	13.198	12.671
Value at End of Year	16.507	16.391	16.670	16.052	16.738	16.039	15.114	14.393	13.369	13.198
No. of Units	109,831	106,696	12,003	14,453	18,791	23,187	20,373	18,607	16,774	6,127
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.130	16.430	15.845	16.547	15.879	14.986	14.292	13.145	—	12.639
Value at End of Year	16.220	16.130	16.430	15.845	16.547	15.879	14.986	14.292	—	13.145
No. of Units	12,296	12,503	118	119	119	120	120	121	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.401	16.992	15.380	12.500	—	—
Value at End of Year	—	—	—	—	—	16.401	16.992	15.380	—	—
No. of Units	—	—	—	—	—	701,749	551,140	273,028	—	—
No. of Units	—	—	—	—	—	4,053	4,074	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.379	16.978	15.375	12.500	—	—
Value at End of Year	—	—	—	—	—	16.379	16.978	15.375	—	—
No. of Units	—	—	—	—	—	2,871	2,877	2,382	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.313	16.935	15.360	12.500	—	—
Value at End of Year	—	—	—	—	—	16.313	16.935	15.360	—	—
No. of Units	—	—	—	—	—	230,411	164,262	163,193	—	—
No. of Units	—	—	—	—	—	10,667	8,232	4,608	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	16.292	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	16.292	—	—	—	—
No. of Units	—	—	—	—	—	342	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.204	15.357
Value at End of Year	—	—	—	—	—	—	—	—	6.350	14.204
No. of Units	—	—	—	—	—	—	—	—	259,278	285,557
No. of Units	—	—	—	—	—	—	—	—	9,998	347
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.178	15.337
Value at End of Year	—	—	—	—	—	—	—	—	6.335	14.178
No. of Units	—	—	—	—	—	—	—	—	40,468	67,275
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.100	15.276
Value at End of Year	—	—	—	—	—	—	—	—	6.291	14.100
No. of Units	—	—	—	—	—	—	—	—	193,397	173,408
No. of Units	—	—	—	—	—	—	—	—	168	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.074	15.256
Value at End of Year	—	—	—	—	—	—	—	—	6.276	14.074
No. of Units	—	—	—	—	—	—	—	—	14,990	13,333
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	13.997	15.195
Value at End of Year	—	—	—	—	—	—	—	—	6.233	13.997
No. of Units	—	—	—	—	—	—	—	—	936	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.130	15.701	15.864	14.693	12.500	—	—
Value at End of Year	—	—	—	—	17.130	15.701	15.864	14.693	—	—
No. of Units	—	—	—	—	788,929	601,909	628,336	355,437	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	17.098	15.680	15.850	12.500	—	—	—
Value at End of Year	—	—	—	—	17.098	15.680	15.850	—	—	—
No. of Units	—	—	—	—	10,092	28,006	26,952	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	17.004	15.617	15.811	14.674	12.500	—	—
Value at End of Year	—	—	—	—	17.004	15.617	15.811	14.674	—	—
No. of Units	—	—	—	—	281,899	283,504	219,509	144,707	—	—
No. of Units	—	—	—	—	33,857	22,198	19,322	15,308	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	16.973	15.597	15.798	12.500	—	—	—
Value at End of Year	—	—	—	—	16.973	15.597	15.798	—	—	—
No. of Units	—	—	—	—	1,820	1,895	1,909	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	16.880	15.534	12.500	—	—	—	—
Value at End of Year	—	—	—	—	16.880	15.534	—	—	—	—
No. of Units	—	—	—	—	8,800	4,771	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.059	15.347	16.194	15.188	—	—	—
Value at End of Year	—	—	—	—	17.059	15.347	16.194	15.188	—	—
No. of Units	—	—	—	—	731,744	686,597	737,750	412,351	—	—
No. of Units	—	—	—	—	26,070	26,816	31,734	19,932	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	17.028	15.327	16.181	15.183	—	—	—
Value at End of Year	—	—	—	—	17.028	15.327	16.181	15.183	—	—
No. of Units	—	—	—	—	68,498	48,943	41,271	36,400	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	16.934	15.266	16.141	15.168	—	—	—
Value at End of Year	—	—	—	—	16.934	15.266	16.141	15.168	—	—
No. of Units	—	—	—	—	469,731	442,997	387,672	229,749	—	—
No. of Units	—	—	—	—	9,301	12,032	11,357	9,262	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	16.903	15.245	16.127	15.163	—	—	—
Value at End of Year	—	—	—	—	16.903	15.245	16.127	15.163	—	—
No. of Units	—	—	—	—	13,360	13,762	16,162	2,002	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	16.810	15.184	16.087	15.148	—	—	—
Value at End of Year	—	—	—	—	16.810	15.184	16.087	15.148	—	—
No. of Units	—	—	—	—	15,091	17,635	25,371	23,054	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 02-13-2006)
Contracts with no Optional Benefits
Value at Start of Year	17.705	18.049	17.308	14.767	13.360	13.567	12.284	10.255	14.166	13.503
Value at End of Year	18.645	17.705	18.049	17.308	14.767	13.360	13.567	12.284	10.255	14.166
No. of Units	10,100,122	11,005,279	11,717,238	12,559,509	2,295,401	2,483,579	2,669,964	2,808,771	2,637,472	1,653,224
No. of Units	354,235	385,653	475,076	510,730	28,670	33,464	25,951	26,598	21,467	210
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152	13.497
Value at End of Year	18.544	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152
No. of Units	110,211	142,207	168,967	207,854	31,807	56,614	49,494	55,707	18,171	9,692
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113	13.480
Value at End of Year	18.244	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113
No. of Units	5,944,386	6,293,109	6,658,286	7,024,262	1,103,594	1,259,988	1,247,860	1,193,731	1,062,427	718,353
No. of Units	393,212	440,108	475,266	552,097	39,210	43,663	55,025	56,937	39,367	75
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	17.273	17.652	16.970	14.515	13.165	13.402	12.165	10.181	14.099	13.474
Value at End of Year	18.145	17.273	17.652	16.970	14.515	13.165	13.402	12.165	10.181	14.099
No. of Units	50,529	60,364	60,651	72,001	20,963	21,646	30,768	33,130	26,843	31,046
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	17.018	17.419	16.770	14.366	13.049	13.304	12.094	10.137	14.060	13.456
Value at End of Year	17.851	17.018	17.419	16.770	14.366	13.049	13.304	12.094	10.137	14.060
No. of Units	30,373	35,881	55,385	33,810	5,378	5,374	5,666	6,941	6,923	7,119
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.561	12.233	12.714	11.409	9.126	12.500	—
Value at End of Year	—	—	—	—	13.561	12.233	12.714	11.409	9.126	—
No. of Units	—	—	—	—	1,087,249	1,167,135	1,330,179	1,338,580	857,359	—
No. of Units	—	—	—	—	31,392	31,624	31,837	32,071	31,379	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	13.530	12.211	12.698	11.400	9.124	12.500	—
Value at End of Year	—	—	—	—	13.530	12.211	12.698	11.400	9.124	—
No. of Units	—	—	—	—	59,930	75,415	85,392	102,157	86,740	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	13.438	12.146	12.650	11.374	9.116	12.500	—
Value at End of Year	—	—	—	—	13.438	12.146	12.650	11.374	9.116	—
No. of Units	—	—	—	—	313,756	326,918	315,217	344,348	217,733	—
No. of Units	—	—	—	—	21,122	21,446	26,558	26,400	8,842	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	13.407	12.125	12.634	11.365	9.114	12.500	—
Value at End of Year	—	—	—	—	13.407	12.125	12.634	11.365	9.114	—
No. of Units	—	—	—	—	9,748	11,955	14,438	16,348	7,449	—
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.457
Value at End of Year	—	—	—	—	—	—	—	—	—	5.871
No. of Units	—	—	—	—	—	—	—	—	—	1,944,127
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.358
Value at End of Year	—	—	—	—	—	—	—	—	—	7.912
No. of Units	—	—	—	—	—	—	—	—	—	888,315

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.987
Value at End of Year	—	—	—	—	—	—	—	—	—	6.428
No. of Units	—	—	—	—	—	—	—	—	—	281,887
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.271
Value at End of Year	—	—	—	—	—	—	—	—	—	7.803
No. of Units	—	—	—	—	—	—	—	—	—	426,662
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.752
Value at End of Year	—	—	—	—	—	—	—	—	—	18.007
No. of Units	—	—	—	—	—	—	—	—	—	185,542
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.713
Value at End of Year	—	—	—	—	—	—	—	—	—	17.956
No. of Units	—	—	—	—	—	—	—	—	—	178,491
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.597
Value at End of Year	—	—	—	—	—	—	—	—	—	17.805
No. of Units	—	—	—	—	—	—	—	—	—	20,366
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.559
Value at End of Year	—	—	—	—	—	—	—	—	—	17.755
No. of Units	—	—	—	—	—	—	—	—	—	39,566
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.979
Value at End of Year	—	—	—	—	—	—	—	—	—	21.390
No. of Units	—	—	—	—	—	—	—	—	—	3,256
Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.688
Value at End of Year	—	—	—	—	—	—	—	—	—	20.107
No. of Units	—	—	—	—	—	—	—	—	—	65,680
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.652
Value at End of Year	—	—	—	—	—	—	—	—	—	20.061
No. of Units	—	—	—	—	—	—	—	—	—	44,201
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.544
Value at End of Year	—	—	—	—	—	—	—	—	—	19.921
No. of Units	—	—	—	—	—	—	—	—	—	12,147
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.509
Value at End of Year	—	—	—	—	—	—	—	—	—	19.875
No. of Units	—	—	—	—	—	—	—	—	—	11,658
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.402
Value at End of Year	—	—	—	—	—	—	—	—	—	19.736
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.571	17.458
Value at End of Year	—	—	—	—	—	—	—	—	10.371	18.571
No. of Units	—	—	—	—	—	—	—	—	612,110	797,911
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	10.585	9.955
Value at End of Year	—	—	—	—	—	—	—	—	5.908	10.585
No. of Units	—	—	—	—	—	—	—	—	350,266	414,972

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	9.642	9.082
Value at End of Year	—	—	—	—	—	—	—	—	5.374	9.642
No. of Units	—	—	—	—	—	—	—	—	156,800	195,313
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	10.439	9.838
Value at End of Year	—	—	—	—	—	—	—	—	5.815	10.439
No. of Units	—	—	—	—	—	—	—	—	194,368	199,558
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.853	14.932
Value at End of Year	—	—	—	—	—	—	—	—	8.835	15.853
No. of Units	—	—	—	—	—	—	—	—	169,386	183,275
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.809	14.897
Value at End of Year	—	—	—	—	—	—	—	—	8.806	15.809
No. of Units	—	—	—	—	—	—	—	—	199,650	242,620
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.676	14.794
Value at End of Year	—	—	—	—	—	—	—	—	8.718	15.676
No. of Units	—	—	—	—	—	—	—	—	45,060	72,056
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.632	14.760
Value at End of Year	—	—	—	—	—	—	—	—	8.689	15.632
No. of Units	—	—	—	—	—	—	—	—	33,337	41,256
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	19.226	18.181
Value at End of Year	—	—	—	—	—	—	—	—	10.671	19.226
No. of Units	—	—	—	—	—	—	—	—	5,582	4,341
Equity Income Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	29.112	31.706	29.963	23.401	20.252	20.735	18.293	14.778	23.439	23.037
Value at End of Year	34.147	29.112	31.706	29.963	23.401	20.252	20.735	18.293	14.778	23.439
No. of Units	641,771	761,039	888,131	1,023,008	1,207,050	1,379,271	1,698,246	2,119,334	2,720,219	3,796,257
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.367	24.373	23.044	18.006	15.591	15.971	14.097	11.394	18.081	17.779
Value at End of Year	26.222	22.367	24.373	23.044	18.006	15.591	15.971	14.097	11.394	18.081
No. of Units	260,312	307,563	381,511	449,088	569,518	734,331	844,017	934,914	1,087,206	1,349,172
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.970	27.249	25.803	20.192	17.510	17.964	15.880	12.854	20.429	20.118
Value at End of Year	29.229	24.970	27.249	25.803	20.192	17.510	17.964	15.880	12.854	20.429
No. of Units	63,822	73,253	95,613	123,737	150,103	186,845	206,658	258,452	303,845	437,070
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.709	23.703	22.456	17.581	15.254	15.657	13.848	11.215	17.832	17.570
Value at End of Year	25.400	21.709	23.703	22.456	17.581	15.254	15.657	13.848	11.215	17.832
No. of Units	189,168	223,240	247,172	275,352	322,808	378,323	416,356	544,647	589,523	681,556
Equity Income Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.519	23.479	22.237	17.407	15.088	15.480	13.682	11.068	17.609	17.337
Value at End of Year	25.195	21.519	23.479	22.237	17.407	15.088	15.480	13.682	11.068	17.609
No. of Units	434,572	532,851	676,726	781,329	945,862	1,139,052	1,128,333	1,208,383	1,301,837	1,462,922
No. of Units	7,617	8,642	10,296	13,061	13,704	15,892	16,192	14,944	8,884	112
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559	17.297
Value at End of Year	25.011	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559
No. of Units	343,406	376,061	417,204	538,694	599,513	846,522	809,926	868,384	947,866	1,121,037

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.940	22.893	21.725	17.040	14.800	15.215	13.474	10.922	17.411	17.177
Value at End of Year	24.468	20.940	22.893	21.725	17.040	14.800	15.215	13.474	10.922	17.411
No. of Units	159,237	171,280	163,143	247,596	230,257	306,759	322,056	351,158	389,332	424,106
No. of Units	7,073	8,359	8,638	9,297	9,694	9,875	7,495	7,574	7,272	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.797	22.748	21.599	16.950	14.729	15.149	13.423	10.886	17.362	17.138
Value at End of Year	24.289	20.797	22.748	21.599	16.950	14.729	15.149	13.423	10.886	17.362
No. of Units	95,825	116,320	132,868	163,374	190,148	209,601	185,587	208,452	221,324	252,289
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	23.897	26.177	24.892	19.563	17.025	17.538	15.562	12.640	20.191	19.960
Value at End of Year	27.867	23.897	26.177	24.892	19.563	17.025	17.538	15.562	12.640	20.191
No. of Units	4,028	11,035	12,653	13,327	19,429	19,654	11,530	13,708	19,190	12,478
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	18.338	19.130	17.883	13.890	11.951	13.413	12.135	8.716	15.995	17.435
Value at End of Year	21.552	18.338	19.130	17.883	13.890	11.951	13.413	12.135	8.716	15.995
No. of Units	48,313	60,534	52,154	65,541	70,884	95,682	129,808	176,134	169,804	247,547
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	18.204	19.000	17.770	13.809	11.887	13.348	12.083	8.683	15.942	17.386
Value at End of Year	21.384	18.204	19.000	17.770	13.809	11.887	13.348	12.083	8.683	15.942
No. of Units	53,893	61,154	76,322	98,863	122,085	173,135	211,158	243,356	253,683	294,654
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	17.807	18.614	17.435	13.569	11.699	13.156	11.927	8.583	15.783	17.239
Value at End of Year	20.887	17.807	18.614	17.435	13.569	11.699	13.156	11.927	8.583	15.783
No. of Units	3,672	8,714	8,914	8,785	14,290	15,407	17,874	24,191	28,036	33,725
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.677	18.487	17.325	13.490	11.636	13.092	11.875	8.550	15.730	17.190
Value at End of Year	20.724	17.677	18.487	17.325	13.490	11.636	13.092	11.875	8.550	15.730
No. of Units	42,868	45,301	54,356	57,920	51,641	60,699	80,725	93,886	105,734	110,356
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.643	20.542	19.243	14.977	12.912	14.516	13.163	9.483	17.434	19.026
Value at End of Year	23.056	19.643	20.542	19.243	14.977	12.912	14.516	13.163	9.483	17.434
No. of Units	53,592	95,456	110,555	122,070	135,704	156,408	197,193	212,084	243,623	206,243
No. of Units	4,067	4,088	3,058	4,888	5,988	6,848	5,619	6,249	3,513	170
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385	18.982
Value at End of Year	22.888	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385
No. of Units	53,717	49,771	54,541	71,963	87,623	130,069	154,756	179,610	182,458	190,304
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	19.114	20.029	18.800	14.662	12.665	14.267	12.963	9.357	17.238	18.850
Value at End of Year	22.390	19.114	20.029	18.800	14.662	12.665	14.267	12.963	9.357	17.238
No. of Units	22,620	25,715	20,552	40,395	23,994	30,706	31,570	47,875	50,652	34,266
No. of Units	146	132	130	133	140	143	113	67	70	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	18.984	19.903	18.691	14.584	12.604	14.206	12.914	9.326	17.190	18.807
Value at End of Year	22.227	18.984	19.903	18.691	14.584	12.604	14.206	12.914	9.326	17.190
No. of Units	17,773	24,102	25,770	32,716	33,583	39,627	46,389	50,197	48,043	52,600
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.775	22.863	21.503	16.803	14.544	16.417	14.946	10.810	19.955	21.865
Value at End of Year	25.456	21.775	22.863	21.503	16.803	14.544	16.417	14.946	10.810	19.955
No. of Units	932	932	1,271	1,272	1,313	2,257	3,509	4,427	4,350	3,783
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.530	14.616	14.439	11.800	10.330	10.673	9.815	7.602	11.981	12.500
Value at End of Year	—	13.530	14.616	14.439	11.800	10.330	10.673	9.815	7.602	11.981
No. of Units	—	4,099,504	4,558,473	5,102,838	5,704,836	6,429,765	7,373,048	8,427,385	9,331,886	6,275,038
No. of Units	—	126,556	135,858	141,063	145,223	215,735	224,763	231,660	294,256	4,916

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	13.471	14.560	14.391	11.767	10.306	10.653	9.802	7.596	11.977	12.500
Value at End of Year	—	13.471	14.560	14.391	11.767	10.306	10.653	9.802	7.596	11.977
No. of Units	—	53,203	58,417	48,928	66,487	101,885	154,979	222,917	275,913	622,612
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	13.297	14.394	14.247	11.667	10.234	10.595	9.763	7.577	11.965	12.500
Value at End of Year	—	13.297	14.394	14.247	11.667	10.234	10.595	9.763	7.577	11.965
No. of Units	—	3,522,627	3,748,858	4,028,642	4,499,501	4,815,014	5,442,116	5,837,948	6,250,821	3,819,586
No. of Units	—	138,910	150,290	120,525	182,229	206,141	211,375	242,763	251,505	31,219
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	13.239	14.338	14.200	11.634	10.210	10.575	9.750	7.570	11.961	12.500
Value at End of Year	—	13.239	14.338	14.200	11.634	10.210	10.575	9.750	7.570	11.961
No. of Units	—	19,691	19,799	23,274	23,595	23,888	63,958	94,361	181,424	184,451
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	9.711	7.552	11.949	12.500
Value at End of Year	—	—	—	—	—	—	10.517	9.711	7.552	11.949
No. of Units	—	—	—	—	—	—	14,467	18,354	18,440	3,883
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	30.410	29.744	27.574	20.660	17.018	17.688	15.068	11.954	21.391	20.978
Value at End of Year	32.372	30.410	29.744	27.574	20.660	17.018	17.688	15.068	11.954	21.391
No. of Units	7,354	8,432	8,932	3,502	6,962	4,562	5,555	7,023	22,880	37,485
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	30.218	29.571	27.427	20.561	16.944	17.620	15.018	11.920	21.341	20.940
Value at End of Year	32.152	30.218	29.571	27.427	20.561	16.944	17.620	15.018	11.920	21.341
No. of Units	5,245	7,279	4,387	9,937	10,132	6,162	12,766	4,416	4,990	6,113
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193	20.826
Value at End of Year	31.499	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193
No. of Units	1,962	2,265	3,474	3,665	5,353	4,871	5,120	5,544	7,274	8,825
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	29.462	28.889	26.848	20.167	16.653	17.352	14.819	11.786	21.143	20.788
Value at End of Year	31.285	29.462	28.889	26.848	20.167	16.653	17.352	14.819	11.786	21.143
No. of Units	906	4,507	1,461	1,632	4,080	1,781	2,564	2,573	3,239	8,243
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.447	11.240	11.555	10.650	8.538	12.562	12.500
Value at End of Year	—	—	—	—	12.447	11.240	11.555	10.650	8.538	12.562
No. of Units	—	—	—	—	4,557,239	4,877,371	5,626,451	6,027,058	5,155,882	300,457
No. of Units	—	—	—	—	151,097	183,685	188,466	203,706	194,041	2,907
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	12.415	11.217	11.537	10.639	8.533	12.561	12.500
Value at End of Year	—	—	—	—	12.415	11.217	11.537	10.639	8.533	12.561
No. of Units	—	—	—	—	21,582	37,904	47,620	75,144	64,228	131
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	12.319	11.148	11.483	10.605	8.519	12.559	12.500
Value at End of Year	—	—	—	—	12.319	11.148	11.483	10.605	8.519	12.559
No. of Units	—	—	—	—	3,045,726	3,200,570	3,467,309	3,692,091	3,144,685	209,720
No. of Units	—	—	—	—	334,562	349,611	355,428	357,371	321,333	841
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	12.288	11.125	11.465	10.593	8.514	12.558	12.500
Value at End of Year	—	—	—	—	12.288	11.125	11.465	10.593	8.514	12.558
No. of Units	—	—	—	—	22,261	22,415	28,863	28,862	20,726	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	12.556
No. of Units	—	—	—	—	—	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	22.978	23.599	21.668	21.097	—	—	—	—	—	—
Value at End of Year	24.926	22.978	23.599	21.668	—	—	—	—	—	—
No. of Units	723,186	1,228,803	1,446,757	158,512	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.845	23.474	21.564	20.996	—	—	—	—	—	—
Value at End of Year	24.769	22.845	23.474	21.564	—	—	—	—	—	—
No. of Units	358,806	395,712	489,260	103,254	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.448	23.101	21.253	20.696	—	—	—	—	—	—
Value at End of Year	24.303	22.448	23.101	21.253	—	—	—	—	—	—
No. of Units	93,538	115,599	145,504	23,131	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.318	22.978	21.151	20.597	—	—	—	—	—	—
Value at End of Year	24.149	22.318	22.978	21.151	—	—	—	—	—	—
No. of Units	217,497	248,128	297,713	46,874	—	—	—	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	22.882	23.545	21.660	16.652	13.615	13.605	12.216	9.965	17.261	18.531
Value at End of Year	24.774	22.882	23.545	21.660	16.652	13.615	13.605	12.216	9.965	17.261
No. of Units	522,073	636,303	797,339	81,712	17,501	9,193	11,780	13,481	14,478	20,518
No. of Units	6,366	8,291	9,251	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	22.749	23.420	21.556	16.580	13.562	13.560	12.181	9.942	17.229	18.507
Value at End of Year	24.617	22.749	23.420	21.556	16.580	13.562	13.560	12.181	9.942	17.229
No. of Units	263,713	306,271	347,368	94,160	15,953	15,861	9,162	8,592	9,580	13,822
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	22.355	23.048	21.245	16.365	9.872	—	—	—	17.135	18.433
Value at End of Year	24.154	22.355	23.048	21.245	16.365	—	—	—	9.872	17.135
No. of Units	229,248	276,137	339,958	22,913	2,726	—	—	—	29	26
No. of Units	485	1,423	1,423	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	22.225	22.925	21.143	16.295	13.356	13.380	12.044	9.849	17.103	18.409
Value at End of Year	24.001	22.225	22.925	21.143	16.295	13.356	13.380	12.044	9.849	17.103
No. of Units	79,474	95,665	104,695	25,071	12,460	3,744	1,109	1,117	7,174	13,748
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.839	22.562	20.838	17.010	—	—	—	—	—	18.336
Value at End of Year	23.550	21.839	22.562	20.838	—	—	—	—	—	17.010
No. of Units	16,240	14,764	28,993	2,706	—	—	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.231	13.232	13.967	12.542	9.666	16.683	16.287
Value at End of Year	—	—	—	20.023	15.231	13.232	13.967	12.542	9.666	16.683
No. of Units	—	—	—	1,731,554	2,019,923	2,480,615	3,280,781	4,070,189	5,156,098	1,434,203
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	15.142	13.572	14.332	12.876	9.929	16.628	16.241
Value at End of Year	—	—	—	19.897	15.142	13.572	14.332	12.876	9.929	16.628
No. of Units	—	—	—	584,131	817,698	1,049,337	1,388,736	1,574,918	1,832,806	1,228,824
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	14.879	13.356	14.125	12.710	9.815	16.462	16.104
Value at End of Year	—	—	—	19.522	14.879	13.356	14.125	12.710	9.815	16.462
No. of Units	—	—	—	170,663	232,124	293,235	378,266	465,378	553,321	179,418
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.792	13.285	14.057	12.655	9.777	16.407	16.058
Value at End of Year	—	—	—	19.398	14.792	13.285	14.057	12.655	9.777	16.407
No. of Units	—	—	—	340,630	394,973	513,181	671,010	775,882	841,834	480,125

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.459	14.770	15.624	14.057	8.937	18.202	17.799
Value at End of Year	—	—	—	21.586	16.459	14.770	15.624	14.057	8.937	18.202
No. of Units	—	—	—	938,402	1,191,399	1,516,038	1,753,845	1,908,770	2,012,187	1,720,337
No. of Units	—	—	—	10,892	12,774	14,360	13,572	14,628	7,202	434
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	16.371	14.699	15.556	14.003	10.813	18.151	17.757
Value at End of Year	—	—	—	21.461	16.371	14.699	15.556	14.003	10.813	18.151
No. of Units	—	—	—	359,775	464,309	643,714	809,006	886,867	970,986	823,301
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	16.112	14.488	15.356	13.844	10.706	17.998	17.635
Value at End of Year	—	—	—	21.089	16.112	14.488	15.356	13.844	10.706	17.998
No. of Units	—	—	—	441,018	534,438	579,422	661,088	726,137	716,469	710,864
No. of Units	—	—	—	1,519	1,602	1,570	1,505	1,290	1,156	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	16.026	14.419	15.290	13.791	10.671	17.947	17.594
Value at End of Year	—	—	—	20.967	16.026	14.419	15.290	13.791	10.671	17.947
No. of Units	—	—	—	94,312	116,575	131,496	161,289	189,489	203,001	136,606
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	18.132	16.338	17.350	15.673	12.145	20.458	20.085
Value at End of Year	—	—	—	23.686	18.132	16.338	17.350	15.673	12.145	20.458
No. of Units	—	—	—	34,352	46,533	48,805	49,452	51,537	54,561	55,666
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.909	12.472
Value at End of Year	—	—	—	—	—	—	—	—	8.351	12.909
No. of Units	—	—	—	—	—	—	—	—	674,826	910,197
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.029	12.594
Value at End of Year	—	—	—	—	—	—	—	—	8.425	13.029
No. of Units	—	—	—	—	—	—	—	—	393,174	557,507
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.953	12.539
Value at End of Year	—	—	—	—	—	—	—	—	8.363	12.953
No. of Units	—	—	—	—	—	—	—	—	175,321	223,256
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.850	12.446
Value at End of Year	—	—	—	—	—	—	—	—	8.292	12.850
No. of Units	—	—	—	—	—	—	—	—	228,134	278,062
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.821	16.292
Value at End of Year	—	—	—	—	—	—	—	—	10.865	16.821
No. of Units	—	—	—	—	—	—	—	—	1,066,875	1,205,586
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	16.774	16.254
Value at End of Year	—	—	—	—	—	—	—	—	10.829	16.774
No. of Units	—	—	—	—	—	—	—	—	234,640	282,561
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.632	16.141
Value at End of Year	—	—	—	—	—	—	—	—	10.722	16.632
No. of Units	—	—	—	—	—	—	—	—	992,565	1,024,207
No. of Units	—	—	—	—	—	—	—	—	41,236	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	16.585	16.104
Value at End of Year	—	—	—	—	—	—	—	—	10.686	16.585
No. of Units	—	—	—	—	—	—	—	—	29,880	39,673

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	19.437	18.901
Value at End of Year	—	—	—	—	—	—	—	—	12.504	19.437
No. of Units	—	—	—	—	—	—	—	—	35,742	53,580
Global Bond Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	21.795	22.938	22.776	24.457	23.209	21.608	19.896	17.511	18.620	17.250
Value at End of Year	22.114	21.795	22.938	22.776	24.457	23.209	21.608	19.896	17.511	18.620
No. of Units	168,951	169,804	221,033	278,641	358,489	426,484	612,477	684,952	907,052	963,116
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	21.767	22.920	22.771	24.463	23.227	21.635	19.931	17.551	18.671	17.307
Value at End of Year	22.075	21.767	22.920	22.771	24.463	23.227	21.635	19.931	17.551	18.671
No. of Units	58,487	70,380	84,902	103,900	123,176	139,965	182,593	256,746	279,794	230,100
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	21.733	22.918	22.803	24.534	23.330	21.764	20.079	17.708	18.867	17.514
Value at End of Year	22.007	21.733	22.918	22.803	24.534	23.330	21.764	20.079	17.708	18.867
No. of Units	19,564	21,261	21,307	24,421	34,062	39,805	48,570	79,576	82,309	96,877
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.127	22.291	22.189	23.886	22.725	21.210	19.578	17.275	18.414	17.103
Value at End of Year	21.383	21.127	22.291	22.189	23.886	22.725	21.210	19.578	17.275	18.414
No. of Units	47,260	51,251	61,161	68,230	81,286	83,581	105,514	146,846	139,277	100,998
Global Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.728	21.867	21.745	23.412	22.264	20.773	19.158	16.898	18.002	16.721
Value at End of Year	21.004	20.728	21.867	21.745	23.412	22.264	20.773	19.158	16.898	18.002
No. of Units	290,894	333,190	443,463	522,941	574,461	663,828	747,325	773,796	832,101	1,026,560
No. of Units	5,650	6,334	6,604	8,163	8,394	9,023	9,927	10,039	8,074	281
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951	16.683
Value at End of Year	20.851	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951
No. of Units	63,787	74,998	106,005	150,351	183,979	242,897	306,291	318,231	311,829	330,850
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800	16.567
Value at End of Year	20.398	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800
No. of Units	143,188	158,746	204,034	277,896	324,187	320,479	356,319	385,134	393,918	529,883
No. of Units	3,677	3,803	3,960	4,101	4,037	4,935	7,216	7,387	7,376	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.033	21.187	21.122	22.798	21.734	20.329	18.795	16.620	17.750	16.529
Value at End of Year	20.249	20.033	21.187	21.122	22.798	21.734	20.329	18.795	16.620	17.750
No. of Units	32,568	36,661	37,208	44,712	50,715	49,923	56,498	52,880	61,451	58,628
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.340	17.307	17.280	18.679	17.834	16.706	15.469	13.700	14.653	13.665
Value at End of Year	16.492	16.340	17.307	17.280	18.679	17.834	16.706	15.469	13.700	14.653
No. of Units	12,395	13,103	21,194	39,077	46,598	51,582	50,387	49,070	53,161	70,879
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.512	10.998	11.951	10.809	8.054	12.558	12.500
Value at End of Year	—	—	—	—	12.512	10.998	11.951	10.809	8.054	12.558
No. of Units	—	—	—	—	5,049,272	5,499,238	6,121,099	6,371,423	5,973,665	677,920
No. of Units	—	—	—	—	357,504	374,775	384,374	421,176	446,464	4,066
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557	12.500
Value at End of Year	—	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557
No. of Units	—	—	—	—	21,400	52,583	113,054	110,306	93,111	14,958
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	12.384	10.907	11.877	10.762	8.036	12.554	12.500
Value at End of Year	—	—	—	—	12.384	10.907	11.877	10.762	8.036	12.554
No. of Units	—	—	—	—	2,715,467	2,973,034	3,255,323	3,464,527	3,141,892	348,101
No. of Units	—	—	—	—	214,191	231,213	243,233	260,696	237,587	3,712

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	12.353	10.885	11.858	10.751	8.032	12.554	12.500
Value at End of Year	—	—	—	—	12.353	10.885	11.858	10.751	8.032	12.554
No. of Units	—	—	—	—	6,846	6,902	9,113	31,862	49,868	194,707
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	12.258	10.818	11.802	10.717	8.018	12.551	12.500
Value at End of Year	—	—	—	—	12.258	10.818	11.802	10.717	8.018	12.551
No. of Units	—	—	—	—	90	91	91	92	93	—
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	19.538	21.206	22.112	17.132	14.293	15.442	14.553	11.251	18.904	18.948
Value at End of Year	21.059	19.538	21.206	22.112	17.132	14.293	15.442	14.553	11.251	18.904
No. of Units	219,068	260,197	310,647	197,844	249,437	295,909	387,588	506,467	625,729	887,640
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	15.719	17.068	17.807	13.803	11.521	12.454	11.743	9.083	15.269	15.312
Value at End of Year	16.933	15.719	17.068	17.807	13.803	11.521	12.454	11.743	9.083	15.269
No. of Units	102,149	126,374	159,701	80,587	71,703	92,951	133,247	165,464	176,880	233,312
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.345	17.775	18.572	14.418	12.053	13.048	12.322	9.545	16.069	16.139
Value at End of Year	17.581	16.345	17.775	18.572	14.418	12.053	13.048	12.322	9.545	16.069
No. of Units	34,653	36,418	49,684	40,722	42,454	39,521	50,770	56,288	79,683	107,160
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.256	16.599	17.352	13.478	11.272	12.209	11.535	8.941	15.059	15.132
Value at End of Year	16.402	15.256	16.599	17.352	13.478	11.272	12.209	11.535	8.941	15.059
No. of Units	109,867	119,264	141,223	102,110	87,289	105,314	130,112	146,233	162,378	186,961
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.009	20.673	21.602	16.769	14.017	15.180	14.335	11.105	18.687	18.775
Value at End of Year	20.446	19.009	20.673	21.602	16.769	14.017	15.180	14.335	11.105	18.687
No. of Units	106,050	125,474	189,613	90,440	90,580	96,735	86,970	129,042	152,478	202,806
No. of Units	2,886	4,633	4,494	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634	18.731
Value at End of Year	20.297	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634
No. of Units	105,833	106,069	123,917	68,621	76,334	114,181	120,662	133,874	137,137	162,087
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477	18.602
Value at End of Year	19.856	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477
No. of Units	50,309	67,115	80,749	29,212	31,397	33,222	27,851	31,228	31,526	67,184
No. of Units	1,044	1,242	1,146	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	18.372	20.030	20.982	16.328	13.684	14.856	14.063	10.922	18.425	18.558
Value at End of Year	19.711	18.372	20.030	20.982	16.328	13.684	14.856	14.063	10.922	18.425
No. of Units	31,030	35,024	43,725	13,949	15,125	15,757	26,739	35,263	38,059	48,401
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.107	23.046	24.178	18.844	15.816	17.196	16.303	12.680	21.424	21.612
Value at End of Year	22.611	21.107	23.046	24.178	18.844	15.816	17.196	16.303	12.680	21.424
No. of Units	688	738	786	56	58	5,884	59	584	608	577
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	61.979	55.856	43.032	28.928	22.268	20.453	17.954	13.834	20.044	17.301
Value at End of Year	54.574	61.979	55.856	43.032	28.928	22.268	20.453	17.954	13.834	20.044
No. of Units	89,892	130,441	137,941	158,606	169,954	183,875	237,969	324,517	414,573	572,029
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	61.526	55.476	42.760	28.760	22.149	20.355	17.876	13.781	19.977	17.252
Value at End of Year	54.148	61.526	55.476	42.760	28.760	22.149	20.355	17.876	13.781	19.977
No. of Units	75,612	88,518	93,144	114,579	151,675	218,110	288,159	332,177	355,961	437,964

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	60.186	54.349	41.955	28.260	21.797	20.061	17.645	13.623	19.778	17.106
Value at End of Year	52.889	60.186	54.349	41.955	28.260	21.797	20.061	17.645	13.623	19.778
No. of Units	13,062	19,653	15,312	13,593	15,308	13,518	27,553	27,114	34,117	50,617
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	59.746	53.979	41.689	28.096	21.681	19.964	17.568	13.570	19.712	17.057
Value at End of Year	52.476	59.746	53.979	41.689	28.096	21.681	19.964	17.568	13.570	19.712
No. of Units	56,106	67,407	86,164	96,378	101,646	116,417	139,695	151,857	168,443	206,708
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	66.830	60.335	46.583	31.376	24.206	22.269	19.587	15.122	21.959	18.991
Value at End of Year	58.713	66.830	60.335	46.583	31.376	24.206	22.269	19.587	15.122	21.959
No. of Units	91,148	123,211	139,069	179,137	188,610	196,082	215,659	242,643	303,171	372,757
No. of Units	1,755	2,335	2,333	1,814	1,100	1,260	1,444	1,699	1,811	90
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898	18.947
Value at End of Year	58.285	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898
No. of Units	66,937	97,459	109,918	130,850	131,617	192,701	228,059	247,662	265,143	307,875
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713	18.816
Value at End of Year	57.018	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713
No. of Units	25,729	43,145	46,716	43,520	32,146	40,354	46,891	46,260	85,159	67,120
No. of Units	32	118	188	271	44	51	48	1,589	1,017	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	64.589	58.458	45.246	30.552	23.630	21.793	19.217	14.873	21.652	18.773
Value at End of Year	56.603	64.589	58.458	45.246	30.552	23.630	21.793	19.217	14.873	21.652
No. of Units	30,493	35,710	39,629	44,188	46,806	55,895	50,991	53,923	62,085	69,815
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	67.201	60.913	47.217	31.931	24.733	22.845	20.174	15.637	22.800	19.797
Value at End of Year	58.803	67.201	60.913	47.217	31.931	24.733	22.845	20.174	15.637	22.800
No. of Units	430	886	716	1,033	1,485	1,305	1,773	1,819	10,826	2,786
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.479	6.401	11.525	12.500
Value at End of Year	—	—	—	—	—	—	12.577	11.479	6.401	11.525
No. of Units	—	—	—	—	—	—	97,259	146,263	19,834	49,850
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	11.464	6.396	11.521	12.500
Value at End of Year	—	—	—	—	—	—	12.554	11.464	6.396	11.521
No. of Units	—	—	—	—	—	—	72,007	128,429	18,225	15,342
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	11.418	6.380	11.509	12.500
Value at End of Year	—	—	—	—	—	—	12.485	11.418	6.380	11.509
No. of Units	—	—	—	—	—	—	21,895	29,717	957	400
No. of Units	—	—	—	—	—	—	1,329	1,788	2,069	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	11.403	6.375	11.505	12.500
Value at End of Year	—	—	—	—	—	—	12.462	11.403	6.375	11.505
No. of Units	—	—	—	—	—	—	28,209	18,923	955	1,340
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	11.357	11.927	—	12.500
Value at End of Year	—	—	—	—	—	—	12.394	11.357	—	11.927
No. of Units	—	—	—	—	—	—	5,181	5,634	—	—
High Yield Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	20.621	22.844	23.174	21.687	18.512	18.633	16.631	10.932	15.754	15.743
Value at End of Year	23.606	20.621	22.844	23.174	21.687	18.512	18.633	16.631	10.932	15.754
No. of Units	189,909	222,709	353,950	423,707	463,162	568,708	664,269	831,418	930,621	1,096,515

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	19.364	21.462	21.784	20.396	17.418	17.541	15.665	10.301	14.853	14.851
Value at End of Year	22.157	19.364	21.462	21.784	20.396	17.418	17.541	15.665	10.301	14.853
No. of Units	80,584	90,040	105,635	141,684	155,909	205,072	280,482	357,717	367,442	429,629
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	18.576	20.620	20.960	19.655	16.810	16.954	15.163	9.987	14.421	14.440
Value at End of Year	21.223	18.576	20.620	20.960	19.655	16.810	16.954	15.163	9.987	14.421
No. of Units	20,576	26,026	29,337	36,165	34,455	72,030	74,376	81,094	76,944	111,336
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.795	20.873	21.228	19.915	17.042	17.196	15.388	10.139	14.649	14.676
Value at End of Year	21.462	18.795	20.873	21.228	19.915	17.042	17.196	15.388	10.139	14.649
No. of Units	60,210	72,610	79,646	87,698	75,822	93,237	93,803	108,676	113,804	139,428
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.230	24.688	25.135	23.559	20.130	12.577	18.166	11.952	17.269	17.304
Value at End of Year	25.426	22.230	24.688	25.135	23.559	20.130	12.577	18.166	11.952	17.269
No. of Units	196,608	225,293	280,275	332,115	250,285	288,173	319,274	361,717	362,313	387,546
No. of Units	5,056	6,146	6,139	6,201	1,776	1,872	1,259	990	1,140	116
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220	17.264
Value at End of Year	25.240	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220
No. of Units	50,893	51,892	59,806	82,457	66,207	123,856	137,931	163,814	168,175	215,677
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	21.632	24.071	24.556	23.063	19.746	12.485	17.891	11.795	17.075	17.144
Value at End of Year	24.692	21.632	24.071	24.556	23.063	19.746	12.485	17.891	11.795	17.075
No. of Units	106,705	133,404	161,639	193,511	96,681	114,292	114,296	95,425	84,721	108,877
No. of Units	3,378	3,798	3,980	4,573	1,693	1,855	1,278	687	37	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	21.485	23.920	24.414	22.941	19.651	12.462	17.822	11.756	17.027	17.105
Value at End of Year	24.512	21.485	23.920	24.414	22.941	19.651	12.462	17.822	11.756	17.027
No. of Units	23,300	37,247	38,427	40,315	44,083	58,499	59,979	63,370	65,757	74,724
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	20.303	22.637	23.139	21.776	18.681	12.394	16.994	11.226	16.284	16.383
Value at End of Year	23.128	20.303	22.637	23.139	21.776	18.681	12.394	16.994	11.226	16.284
No. of Units	1,100	1,705	4,544	12,442	13,260	11,847	16,125	17,193	16,485	14,379
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.084	19.171
Value at End of Year	—	—	—	—	—	—	—	—	13.128	19.084
No. of Units	—	—	—	—	—	—	—	—	1,163,310	1,633,536
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.471	14.544
Value at End of Year	—	—	—	—	—	—	—	—	9.950	14.471
No. of Units	—	—	—	—	—	—	—	—	436,563	520,540
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.024	15.122
Value at End of Year	—	—	—	—	—	—	—	—	10.314	15.024
No. of Units	—	—	—	—	—	—	—	—	147,295	201,454
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.272	14.373
Value at End of Year	—	—	—	—	—	—	—	—	9.794	14.272
No. of Units	—	—	—	—	—	—	—	—	170,973	212,287
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.636	15.739
Value at End of Year	—	—	—	—	—	—	—	—	10.741	15.636
No. of Units	—	—	—	—	—	—	—	—	436,666	517,798
No. of Units	—	—	—	—	—	—	—	—	2,474	190

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.592	15.703
Value at End of Year	—	—	—	—	—	—	—	—	10.706	15.592
No. of Units	—	—	—	—	—	—	—	—	244,229	307,932
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.461	15.594
Value at End of Year	—	—	—	—	—	—	—	—	10.599	15.461
No. of Units	—	—	—	—	—	—	—	—	80,295	94,677
No. of Units	—	—	—	—	—	—	—	—	61	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.417	15.558
Value at End of Year	—	—	—	—	—	—	—	—	10.564	15.417
No. of Units	—	—	—	—	—	—	—	—	38,480	79,755
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	16.461	16.636
Value at End of Year	—	—	—	—	—	—	—	—	11.263	16.461
No. of Units	—	—	—	—	—	—	—	—	4,604	10,119
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	14.569	15.650	17.036	13.842	12.220	13.725	12.721	10.890	18.021	16.428
Value at End of Year	—	14.569	15.650	17.036	13.842	12.220	13.725	12.721	10.890	18.021
No. of Units	—	184,897	253,508	282,162	315,528	359,952	447,341	548,810	715,102	927,936
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	13.447	14.452	15.740	12.796	11.302	12.700	11.777	10.087	16.700	15.232
Value at End of Year	—	13.447	14.452	15.740	12.796	11.302	12.700	11.777	10.087	16.700
No. of Units	—	50,752	61,909	68,674	87,758	155,424	204,056	213,586	229,666	305,457
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	11.758	12.656	13.804	11.239	9.942	11.189	10.391	8.913	14.779	13.500
Value at End of Year	—	11.758	12.656	13.804	11.239	9.942	11.189	10.391	8.913	14.779
No. of Units	—	21,460	24,261	27,240	49,550	59,212	68,567	85,541	91,599	107,926
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.052	14.055	15.338	12.494	11.058	12.450	11.568	9.928	16.471	15.052
Value at End of Year	—	13.052	14.055	15.338	12.494	11.058	12.450	11.568	9.928	16.471
No. of Units	—	34,677	46,301	53,371	52,686	64,527	75,300	82,921	102,104	109,616
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.175	18.483	20.166	16.414	14.519	16.348	15.179	13.007	21.578	19.721
Value at End of Year	—	17.175	18.483	20.166	16.414	14.519	16.348	15.179	13.007	21.578
No. of Units	—	45,308	52,712	81,625	85,076	120,139	96,046	115,369	142,752	183,263
No. of Units	—	410	599	599	599	599	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517	19.675
Value at End of Year	—	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517
No. of Units	—	43,620	48,197	92,923	115,097	150,187	168,538	186,927	195,414	247,930
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.713	18.021	19.702	16.068	14.242	16.068	14.949	12.835	21.336	19.539
Value at End of Year	—	16.713	18.021	19.702	16.068	14.242	16.068	14.949	12.835	21.336
No. of Units	—	10,987	7,123	13,900	9,077	21,629	15,360	15,669	35,157	45,709
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.599	17.908	19.588	15.983	14.173	15.998	14.892	12.793	21.276	19.494
Value at End of Year	—	16.599	17.908	19.588	15.983	14.173	15.998	14.892	12.793	21.276
No. of Units	—	15,360	12,935	16,154	19,973	31,009	32,381	33,802	34,888	44,136
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	27.864	25.569
Value at End of Year	—	—	—	—	—	—	—	—	16.728	27.864
No. of Units	—	—	—	—	—	—	—	—	230	2,271

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.338	12.243	17.509	12.900	23.627	20.791
Value at End of Year	—	—	—	—	—	10.338	12.243	17.509	12.900	23.627
No. of Units	—	—	—	—	—	202,364	244,842	122,945	163,607	244,925
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.079	19.051	17.460	12.870	23.584	20.764
Value at End of Year	—	—	—	—	—	16.079	19.051	17.460	12.870	23.584
No. of Units	—	—	—	—	—	79,236	161,986	70,588	73,430	130,832
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	15.895	18.861	17.312	12.780	23.454	20.681
Value at End of Year	—	—	—	—	—	15.895	18.861	17.312	12.780	23.454
No. of Units	—	—	—	—	—	12,417	22,865	15,309	18,148	36,192
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	15.834	18.798	17.263	12.750	23.411	20.654
Value at End of Year	—	—	—	—	—	15.834	18.798	17.263	12.750	23.411
No. of Units	—	—	—	—	—	44,269	54,191	38,054	39,939	43,938
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.891	18.859	17.300	12.780	23.449	20.682
Value at End of Year	—	—	—	—	—	15.891	18.859	17.300	12.780	23.449
No. of Units	—	—	—	—	—	188,485	212,766	116,490	111,358	158,063
No. of Units	—	—	—	—	—	4,655	4,373	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	15.830	18.797	17.251	12.750	23.406	20.654
Value at End of Year	—	—	—	—	—	15.830	18.797	17.251	12.750	23.406
No. of Units	—	—	—	—	—	99,856	122,605	48,862	54,779	89,390
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	15.650	18.610	17.105	12.661	23.278	20.572
Value at End of Year	—	—	—	—	—	15.650	18.610	17.105	12.661	23.278
No. of Units	—	—	—	—	—	27,122	42,880	16,585	18,135	24,145
No. of Units	—	—	—	—	—	1,376	1,346	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	15.590	18.548	17.056	12.631	23.236	20.545
Value at End of Year	—	—	—	—	—	15.590	18.548	17.056	12.631	23.236
No. of Units	—	—	—	—	—	21,292	23,711	15,011	17,305	20,659
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	15.411	18.363	16.912	12.543	23.108	20.463
Value at End of Year	—	—	—	—	—	15.411	18.363	16.912	12.543	23.108
No. of Units	—	—	—	—	—	3,786	5,479	2,814	3,181	3,931
International Equity Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.972	14.003	14.910	13.219	12.500	—	—	—	—	—
Value at End of Year	13.341	12.972	14.003	14.910	13.219	—	—	—	—	—
No. of Units	141,138	155,035	205,360	224,643	239,678	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.951	13.988	14.901	13.218	12.500	—	—	—	—	—
Value at End of Year	13.313	12.951	13.988	14.901	13.218	—	—	—	—	—
No. of Units	40,037	28,610	42,275	59,478	96,979	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.890	13.943	14.875	13.215	12.500	—	—	—	—	—
Value at End of Year	13.230	12.890	13.943	14.875	13.215	—	—	—	—	—
No. of Units	5,212	9,571	11,872	12,870	14,747	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.870	13.927	14.866	13.214	12.500	—	—	—	—	—
Value at End of Year	13.203	12.870	13.927	14.866	13.214	—	—	—	—	—
No. of Units	25,726	22,654	30,906	42,006	65,342	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
International Equity Index Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.890	13.944	14.875	13.215	12.500	—	—	—	—	—
Value at End of Year	13.230	12.890	13.944	14.875	13.215	—	—	—	—	—
No. of Units	66,267	74,049	98,926	110,452	165,147	—	—	—	—	—
No. of Units	2,864	3,356	3,281	3,582	6,061	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.869	13.929	14.867	13.214	12.500	—	—	—	—	—
Value at End of Year	13.202	12.869	13.929	14.867	13.214	—	—	—	—	—
No. of Units	32,297	36,210	49,652	77,315	88,473	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.809	13.884	14.841	13.210	12.500	—	—	—	—	—
Value at End of Year	13.120	12.809	13.884	14.841	13.210	—	—	—	—	—
No. of Units	19,789	23,984	27,118	33,872	36,363	—	—	—	—	—
No. of Units	1,321	1,460	1,588	1,774	1,875	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.788	13.869	14.832	13.209	12.500	—	—	—	—	—
Value at End of Year	13.093	12.788	13.869	14.832	13.209	—	—	—	—	—
No. of Units	13,220	16,945	16,409	18,522	22,304	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	12.728	13.824	14.806	13.206	12.500	—	—	—	—	—
Value at End of Year	13.011	12.728	13.824	14.806	13.206	—	—	—	—	—
No. of Units	2,234	3,229	3,956	4,749	10,626	—	—	—	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	14.349	14.952	15.185	12.974	12.500	—	—	—	—	—
Value at End of Year	13.923	14.349	14.952	15.185	12.974	—	—	—	—	—
No. of Units	112,703	146,731	145,580	147,433	155,580	—	—	—	—	—
No. of Units	2,386	2,845	2,836	2,951	3,322	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	14.326	14.936	15.176	12.973	12.500	—	—	—	—	—
Value at End of Year	13.894	14.326	14.936	15.176	12.973	—	—	—	—	—
No. of Units	71,382	71,304	86,767	86,407	117,363	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	14.259	14.887	15.150	12.970	12.500	—	—	—	—	—
Value at End of Year	13.808	14.259	14.887	15.150	12.970	—	—	—	—	—
No. of Units	17,957	27,624	34,478	34,250	36,116	—	—	—	—	—
No. of Units	416	402	401	395	390	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	14.236	14.871	15.141	12.969	12.500	—	—	—	—	—
Value at End of Year	13.779	14.236	14.871	15.141	12.969	—	—	—	—	—
No. of Units	7,904	8,150	8,280	6,015	15,442	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	14.169	14.823	15.115	12.966	12.500	—	—	—	—	—
Value at End of Year	13.694	14.169	14.823	15.115	12.966	—	—	—	—	—
No. of Units	1,629	1,668	1,706	1,745	2,122	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.369	16.188	14.499	10.728	22.085	18.729
Value at End of Year	—	—	—	—	—	13.369	16.188	14.499	10.728	22.085
No. of Units	—	—	—	—	—	178,864	224,499	292,407	390,032	527,327
No. of Units	—	—	—	—	—	3,182	2,992	3,297	1,767	92
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	13.324	16.142	14.465	10.708	22.056	18.714
Value at End of Year	—	—	—	—	—	13.324	16.142	14.465	10.708	22.056
No. of Units	—	—	—	—	—	131,782	178,016	149,447	155,857	172,702

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	13.192	16.006	14.364	10.649	21.968	18.667
Value at End of Year	—	—	—	—	—	13.192	16.006	14.364	10.649	21.968
No. of Units	—	—	—	—	—	44,156	57,641	71,004	71,119	87,516
No. of Units	—	—	—	—	—	346	322	295	297	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	13.148	15.960	14.331	10.630	21.938	18.652
Value at End of Year	—	—	—	—	—	13.148	15.960	14.331	10.630	21.938
No. of Units	—	—	—	—	—	19,530	34,522	35,950	44,034	66,127
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	13.017	15.825	14.231	10.571	21.851	18.606
Value at End of Year	—	—	—	—	—	13.017	15.825	14.231	10.571	21.851
No. of Units	—	—	—	—	—	1,644	2,862	1,941	1,750	6,211
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	24.772	22.846
Value at End of Year	—	—	—	—	—	—	—	—	11.468	24.772
No. of Units	—	—	—	—	—	—	—	—	620,646	850,583
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.106	17.630
Value at End of Year	—	—	—	—	—	—	—	—	8.840	19.106
No. of Units	—	—	—	—	—	—	—	—	135,800	206,667
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.790	13.668
Value at End of Year	—	—	—	—	—	—	—	—	6.833	14.790
No. of Units	—	—	—	—	—	—	—	—	99,636	153,247
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.844	17.422
Value at End of Year	—	—	—	—	—	—	—	—	8.701	18.844
No. of Units	—	—	—	—	—	—	—	—	52,481	87,239
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	26.332	24.337
Value at End of Year	—	—	—	—	—	—	—	—	12.157	26.332
No. of Units	—	—	—	—	—	—	—	—	197,871	231,739
No. of Units	—	—	—	—	—	—	—	—	1,676	78
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	26.258	24.281
Value at End of Year	—	—	—	—	—	—	—	—	12.117	26.258
No. of Units	—	—	—	—	—	—	—	—	98,615	157,654
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	26.037	24.113
Value at End of Year	—	—	—	—	—	—	—	—	11.996	26.037
No. of Units	—	—	—	—	—	—	—	—	41,540	59,216
No. of Units	—	—	—	—	—	—	—	—	143	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	25.964	24.057
Value at End of Year	—	—	—	—	—	—	—	—	11.957	25.964
No. of Units	—	—	—	—	—	—	—	—	36,509	48,017
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	30.970	28.739
Value at End of Year	—	—	—	—	—	—	—	—	14.240	30.970
No. of Units	—	—	—	—	—	—	—	—	12,264	17,532
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.155	16.353	17.838	14.340	12.220	14.815	12.262	—	—	—
Value at End of Year	17.719	17.155	16.353	17.838	14.340	12.220	14.815	12.262	—	—
No. of Units	192,813	212,397	258,584	287,961	320,932	383,972	516,184	681,022	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.102	16.311	17.801	14.317	12.207	14.807	12.261	—	—	—
Value at End of Year	17.656	17.102	16.311	17.801	14.317	12.207	14.807	12.261	—	—
No. of Units	27,445	36,918	41,586	51,004	56,486	78,749	130,639	141,718	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.946	16.186	17.691	14.250	12.168	14.781	12.259	—	—	—
Value at End of Year	17.468	16.946	16.186	17.691	14.250	12.168	14.781	12.259	—	—
No. of Units	13,248	13,728	15,538	18,320	23,313	27,640	45,284	68,026	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.894	16.144	17.655	14.228	12.155	14.773	12.258	—	—	—
Value at End of Year	17.406	16.894	16.144	17.655	14.228	12.155	14.773	12.258	—	—
No. of Units	20,928	21,675	22,046	27,447	26,761	44,812	48,485	55,323	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.949	16.180	17.687	14.255	12.167	14.785	12.262	—	—	—
Value at End of Year	17.472	16.949	16.180	17.687	14.255	12.167	14.785	12.262	—	—
No. of Units	77,634	100,595	118,740	126,746	120,924	159,622	180,266	232,953	—	—
No. of Units	922	1,095	1,190	1,159	1,548	1,940	1,741	2,314	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.897	16.138	17.651	14.232	12.154	14.777	12.261	—	—	—
Value at End of Year	17.410	16.897	16.138	17.651	14.232	12.154	14.777	12.261	—	—
No. of Units	26,885	38,925	36,816	61,729	70,511	92,170	125,758	154,220	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.742	16.014	17.542	14.165	12.115	14.752	12.259	—	—	—
Value at End of Year	17.225	16.742	16.014	17.542	14.165	12.115	14.752	12.259	—	—
No. of Units	12,039	15,975	20,330	25,674	34,040	44,250	43,157	48,522	—	—
No. of Units	264	258	266	253	254	259	232	206	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.691	15.973	17.506	14.143	12.102	14.743	12.258	—	—	—
Value at End of Year	17.163	16.691	15.973	17.506	14.143	12.102	14.743	12.258	—	—
No. of Units	4,769	6,339	7,173	8,780	13,619	17,367	27,387	42,903	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.538	17.397	—	14.077	12.064	14.718	12.256	—	—	—
Value at End of Year	16.981	16.538	—	17.397	14.077	12.064	14.718	12.256	—	—
No. of Units	630	630	—	728	11,718	12,690	16,663	16,143	—	—
International Value Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	17.046	18.780	21.801	17.551	14.933	17.403	16.367	10.761	21.690	17.678
Value at End of Year	18.839	17.046	18.780	21.801	17.551	14.933	17.403	16.367	10.761	21.690
No. of Units	487,369	415,426	487,892	569,096	664,581	801,792	1,037,934	1,338,949	1,811,902	2,475,373
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.957	19.793	22.988	18.517	15.762	18.378	17.293	12.943	22.940	21.284
Value at End of Year	19.835	17.957	19.793	22.988	18.517	15.762	18.378	17.293	12.943	22.940
No. of Units	138,749	127,668	161,204	213,772	229,764	303,528	402,328	464,713	533,694	710,089
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.592	18.316	21.305	17.186	14.652	17.109	16.123	12.085	21.452	19.934
Value at End of Year	18.300	16.592	18.316	21.305	17.186	14.652	17.109	16.123	12.085	21.452
No. of Units	44,280	34,112	49,117	73,752	83,748	108,768	147,500	182,173	239,936	305,351
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.428	19.249	22.401	18.080	15.421	18.017	16.987	12.739	22.624	21.034
Value at End of Year	19.213	17.428	19.249	22.401	18.080	15.421	18.017	16.987	12.739	22.624
No. of Units	98,660	87,477	98,674	106,739	118,111	156,567	208,227	264,151	281,590	335,339
International Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.170	21.151	24.593	19.840	16.923	19.753	18.616	13.944	24.766	23.002
Value at End of Year	21.130	19.170	21.151	24.593	19.840	16.923	19.753	18.616	13.944	24.766
No. of Units	188,517	199,036	245,303	279,830	341,684	445,655	516,760	584,141	653,221	815,489
No. of Units	1,482	1,572	1,652	1,701	2,153	2,654	2,563	2,651	2,252	81

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696	22.949
Value at End of Year	20.975	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696
No. of Units	195,849	182,786	193,427	221,203	271,659	383,536	427,417	441,463	461,358	578,125
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488	22.790
Value at End of Year	20.520	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488
No. of Units	52,892	47,669	58,493	80,671	101,474	124,694	137,102	134,376	147,312	185,326
No. of Units	1,798	1,919	2,023	2,172	2,265	2,267	2,250	2,493	3,037	708
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	18.527	20.493	23.887	19.319	16.520	19.331	18.264	13.715	24.419	22.737
Value at End of Year	20.370	18.527	20.493	23.887	19.319	16.520	19.331	18.264	13.715	24.419
No. of Units	53,914	49,188	59,056	74,809	90,436	115,361	115,880	124,476	127,979	160,361
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	22.697	25.143	29.352	23.774	20.361	23.861	22.577	16.979	30.277	28.234
Value at End of Year	24.917	22.697	25.143	29.352	23.774	20.361	23.861	22.577	16.979	30.277
No. of Units	16,237	16,247	17,000	19,240	27,793	30,069	14,712	16,058	16,319	20,408
Investment Quality Bond Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.184	24.764	23.845	24.692	23.311	21.906	20.705	18.700	19.316	18.473
Value at End of Year	24.834	24.184	24.764	23.845	24.692	23.311	21.906	20.705	18.700	19.316
No. of Units	219,547	267,410	302,508	367,093	449,344	552,300	615,985	797,313	1,014,324	1,265,562
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	20.638	21.143	20.369	21.103	19.933	18.741	17.722	16.014	16.550	15.836
Value at End of Year	21.182	20.638	21.143	20.369	21.103	19.933	18.741	17.722	16.014	16.550
No. of Units	95,230	95,735	111,363	123,685	144,599	187,978	242,054	280,533	308,843	398,695
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	21.243	21.796	21.029	21.819	20.641	19.435	18.406	16.658	17.241	16.521
Value at End of Year	21.770	21.243	21.796	21.029	21.819	20.641	19.435	18.406	16.658	17.241
No. of Units	51,669	50,922	51,153	58,700	71,620	77,618	108,136	143,907	135,632	157,899
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.031	20.563	19.849	20.605	19.502	18.372	17.409	15.762	16.323	15.649
Value at End of Year	20.518	20.031	20.563	19.849	20.605	19.502	18.372	17.409	15.762	16.323
No. of Units	56,211	57,071	68,206	94,261	110,342	135,263	147,247	167,575	196,339	164,157
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.084	19.581	18.893	19.586	18.543	17.460	16.527	14.960	15.476	14.840
Value at End of Year	19.558	19.084	19.581	18.893	19.586	18.543	17.460	16.527	14.960	15.476
No. of Units	201,074	231,865	287,050	362,481	442,322	499,027	578,212	633,173	563,980	699,118
No. of Units	3,470	3,506	3,938	5,152	4,781	4,976	5,420	8,290	7,888	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432	14.806
Value at End of Year	19.415	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432
No. of Units	69,556	77,155	93,687	102,345	121,695	170,216	213,486	224,131	203,272	249,312
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	18.570	19.092	18.458	19.174	18.189	17.161	16.276	14.762	15.302	14.703
Value at End of Year	18.993	18.570	19.092	18.458	19.174	18.189	17.161	16.276	14.762	15.302
No. of Units	90,944	116,946	140,291	147,616	160,390	162,711	195,178	209,592	213,484	306,290
No. of Units	2,908	3,045	3,198	3,344	3,390	3,525	3,513	3,971	3,972	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	18.444	18.972	18.351	19.072	18.101	17.087	16.214	14.713	15.259	14.669
Value at End of Year	18.855	18.444	18.972	18.351	19.072	18.101	17.087	16.214	14.713	15.259
No. of Units	23,319	13,336	14,085	11,732	18,354	16,438	15,836	21,110	22,334	34,122
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.432	16.928	16.398	17.068	16.224	15.338	14.576	13.247	13.759	13.247
Value at End of Year	16.772	16.432	16.928	16.398	17.068	16.224	15.338	14.576	13.247	13.759
No. of Units	3,851	10,298	10,216	11,772	11,745	13,850	15,088	16,357	15,744	8,460

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.614	11.007	9.828	7.628	—	—
Value at End of Year	—	—	—	—	—	10.614	11.007	9.828	7.628	—
No. of Units	—	—	—	—	—	556,693	123	123	124	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.766	13.244	—	—	—	—
Value at End of Year	—	—	—	—	—	12.766	—	—	—	—
No. of Units	—	—	—	—	—	141,227	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.639	13.132	—	—	—	—
Value at End of Year	—	—	—	—	—	12.639	—	—	—	—
No. of Units	—	—	—	—	—	88,419	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.596	13.095	—	—	—	—
Value at End of Year	—	—	—	—	—	12.596	—	—	—	—
No. of Units	—	—	—	—	—	60,476	—	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.685	13.182	11.791	9.173	15.444	15.490
Value at End of Year	—	—	—	—	—	12.685	13.182	11.791	9.173	15.444
No. of Units	—	—	—	—	—	70,940	796,368	967,997	1,166,940	1,502,982
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	12.643	13.145	11.763	9.156	15.424	15.477
Value at End of Year	—	—	—	—	—	12.643	13.145	11.763	9.156	15.424
No. of Units	—	—	—	—	—	90,299	295,160	280,948	375,884	456,354
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.517	13.033	11.681	9.106	15.362	15.439
Value at End of Year	—	—	—	—	—	12.517	13.033	11.681	9.106	15.362
No. of Units	—	—	—	—	—	18,752	122,008	148,206	187,492	227,715
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	12.475	12.996	11.654	9.089	15.342	15.426
Value at End of Year	—	—	—	—	—	12.475	12.996	11.654	9.089	15.342
No. of Units	—	—	—	—	—	14,680	96,643	109,336	120,598	147,818
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	12.351	12.886	11.573	9.039	15.280	15.387
Value at End of Year	—	—	—	—	—	12.351	12.886	11.573	9.039	15.280
No. of Units	—	—	—	—	—	241	242	2,612	2,423	2,420
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.143	15.777	25.045	24.418
Value at End of Year	—	—	—	—	—	—	18.518	17.143	15.777	25.045
No. of Units	—	—	—	—	—	—	263,553	338,289	410,112	546,446
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	17.086	15.732	24.987	24.373
Value at End of Year	—	—	—	—	—	—	18.447	17.086	15.732	24.987
No. of Units	—	—	—	—	—	—	227,803	254,188	256,694	330,595
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.916	15.599	24.813	24.240
Value at End of Year	—	—	—	—	—	—	18.236	16.916	15.599	24.813
No. of Units	—	—	—	—	—	—	34,710	40,639	50,576	72,512
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.860	15.555	24.756	24.196
Value at End of Year	—	—	—	—	—	—	18.166	16.860	15.555	24.756
No. of Units	—	—	—	—	—	—	83,597	85,049	83,194	94,562
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.692	15.423	24.583	24.064
Value at End of Year	—	—	—	—	—	—	17.959	16.692	15.423	24.583
No. of Units	—	—	—	—	—	—	7,565	7,411	7,304	7,094

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	18.873	20.359	20.392	16.344	14.235	15.463	13.487	10.099	17.683	16.546
Value at End of Year	18.946	18.873	20.359	20.392	16.344	14.235	15.463	13.487	10.099	17.683
No. of Units	193,022	234,443	291,484	373,659	504,598	634,175	763,012	897,497	1,172,728	1,575,554
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.230	18.595	18.635	14.943	13.022	14.152	12.349	9.252	16.208	15.173
Value at End of Year	17.288	17.230	18.595	18.635	14.943	13.022	14.152	12.349	9.252	16.208
No. of Units	197,431	228,156	393,993	439,781	465,032	540,148	613,751	645,474	700,175	762,042
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.394	17.719	17.784	14.282	12.465	13.567	11.856	8.896	15.608	14.634
Value at End of Year	16.424	16.394	17.719	17.784	14.282	12.465	13.567	11.856	8.896	15.608
No. of Units	18,063	18,772	26,036	39,805	38,207	89,557	108,294	122,583	148,058	174,708
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.723	18.084	18.159	14.590	12.740	13.874	12.131	9.106	15.985	14.995
Value at End of Year	16.746	16.723	18.084	18.159	14.590	12.740	13.874	12.131	9.106	15.985
No. of Units	173,100	168,205	246,614	258,174	307,321	328,186	335,495	406,458	388,099	280,040
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.027	22.732	22.792	18.308	15.971	17.389	15.208	11.402	20.019	18.756
Value at End of Year	21.048	21.027	22.732	22.792	18.308	15.971	17.389	15.208	11.402	20.019
No. of Units	218,588	387,082	541,772	640,720	699,547	883,480	990,068	1,070,680	1,129,290	1,216,162
No. of Units	—	—	—	690	734	753	739	753	760	234
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.884	22.589	22.660	18.211	15.894	17.314	15.150	11.364	19.962	18.713
Value at End of Year	20.894	20.884	22.589	22.660	18.211	15.894	17.314	15.150	11.364	19.962
No. of Units	132,203	169,847	199,436	327,545	357,225	405,360	450,839	494,840	495,364	634,371
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.461	22.164	22.268	17.923	15.666	17.091	14.977	11.251	19.794	18.583
Value at End of Year	20.440	20.461	22.164	22.268	17.923	15.666	17.091	14.977	11.251	19.794
No. of Units	158,836	157,592	172,047	222,647	240,690	250,112	296,689	290,048	334,739	296,385
No. of Units	—	—	—	1,738	1,740	1,810	1,813	1,619	69	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.322	22.025	22.138	17.827	15.591	17.017	14.920	11.214	19.738	18.540
Value at End of Year	20.291	20.322	22.025	22.138	17.827	15.591	17.017	14.920	11.214	19.738
No. of Units	72,759	77,493	92,678	122,567	128,103	132,495	133,883	145,814	161,085	130,778
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	24.019	26.070	26.244	21.165	18.538	20.264	17.793	13.394	23.611	22.211
Value at End of Year	23.946	24.019	26.070	26.244	21.165	18.538	20.264	17.793	13.394	23.611
No. of Units	21,497	21,496	29,791	44,150	51,159	45,364	37,569	44,492	44,473	45,411
Lifestyle Aggressive PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.868	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.881	12.868	—	—	—	—	—	—	—	—
No. of Units	9,565	2,434	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.855	13.269	12.790	—	—	—	—	—	—	—
Value at End of Year	13.860	12.855	13.269	12.790	—	—	—	—	—	—
No. of Units	60,973	61,492	1,438	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	13.248	12.789	—	—	—	—	—	—	—
Value at End of Year	—	—	13.248	12.789	—	—	—	—	—	—
No. of Units	—	—	494	—	—	—	—	—	—	—
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.811	13.243	12.784	—	—	—	—	—	—	—
Value at End of Year	13.792	12.811	13.243	12.784	—	—	—	—	—	—
No. of Units	9,690	9,696	14,359	—	—	—	—	—	—	—
No. of Units	151	846	834	—	—	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.797	13.236	12.784	—	—	—	—	—	—	—
Value at End of Year	13.771	12.797	13.236	12.784	—	—	—	—	—	—
No. of Units	108,699	109,570	110,600	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.758	13.215	12.782	—	—	—	—	—	—	—
Value at End of Year	13.708	12.758	13.215	12.782	—	—	—	—	—	—
No. of Units	31,124	31,124	31,124	—	—	—	—	—	—	—
No. of Units	3,059	3,063	3,066	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.745	13.208	12.780	—	—	—	—	—	—	—
Value at End of Year	—	12.745	13.208	12.780	—	—	—	—	—	—
No. of Units	—	1,295	1,303	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	23.254	24.161	23.530	21.188	19.238	19.417	17.647	13.708	20.265	19.332
Value at End of Year	23.994	23.254	24.161	23.530	21.188	19.238	19.417	17.647	13.708	20.265
No. of Units	1,740,528	2,011,667	2,352,581	2,829,990	3,342,100	4,041,873	5,212,798	6,637,226	7,630,891	10,179,524
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	19.433	20.201	19.683	17.733	16.109	16.267	14.792	11.495	17.003	16.229
Value at End of Year	20.042	19.433	20.201	19.683	17.733	16.109	16.267	14.792	11.495	17.003
No. of Units	819,694	967,327	1,155,108	1,431,516	1,717,812	2,354,870	3,135,841	3,518,670	3,358,809	3,977,730
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	19.104	19.889	19.407	17.511	15.932	16.112	14.673	11.420	16.917	16.171
Value at End of Year	19.672	19.104	19.889	19.407	17.511	15.932	16.112	14.673	11.420	16.917
No. of Units	351,938	406,904	476,420	497,916	605,653	727,072	855,774	1,054,988	1,186,116	1,488,996
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.862	19.646	19.181	17.315	15.761	15.947	14.530	11.315	16.769	16.038
Value at End of Year	19.413	18.862	19.646	19.181	17.315	15.761	15.947	14.530	11.315	16.769
No. of Units	462,968	579,100	694,503	765,187	877,999	1,101,809	1,425,852	1,788,105	1,814,585	2,392,019
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.281	22.142	21.617	19.508	17.738	17.940	16.343	12.721	18.847	18.015
Value at End of Year	21.920	21.281	22.142	21.617	19.508	17.738	17.940	16.343	12.721	18.847
No. of Units	17,965,968	20,712,843	24,759,218	29,922,850	33,763,164	37,350,214	40,982,419	43,699,116	42,494,105	40,317,394
No. of Units	96,614	102,104	108,178	403,490	420,170	390,632	420,689	398,671	318,519	12,453
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	21.136	22.003	21.492	19.405	17.653	17.862	16.280	12.679	18.794	17.973
Value at End of Year	21.761	21.136	22.003	21.492	19.405	17.653	17.862	16.280	12.679	18.794
No. of Units	696,108	799,507	1,155,341	1,540,542	1,991,599	3,014,407	3,369,037	3,587,041	3,649,467	4,140,123
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.708	21.589	21.120	19.097	17.400	17.632	16.095	12.553	18.636	17.849
Value at End of Year	21.288	20.708	21.589	21.120	19.097	17.400	17.632	16.095	12.553	18.636
No. of Units	7,995,191	9,333,954	11,017,301	13,423,745	15,422,712	16,272,479	17,616,597	18,455,145	17,196,291	16,651,923
No. of Units	263,981	274,121	283,830	599,714	620,800	659,273	667,307	679,543	514,091	29,848
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.567	21.453	20.997	18.996	17.316	17.556	16.033	12.511	18.583	17.807
Value at End of Year	21.132	20.567	21.453	20.997	18.996	17.316	17.556	16.033	12.511	18.583
No. of Units	131,913	153,690	210,293	224,373	255,643	541,499	606,337	616,136	630,594	649,320
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.277	22.227	21.786	19.740	18.021	18.298	16.736	13.079	19.457	18.672
Value at End of Year	21.829	21.277	22.227	21.786	19.740	18.021	18.298	16.736	13.079	19.457
No. of Units	192,735	235,365	287,580	401,062	455,359	545,794	693,557	724,954	711,438	892,870
Lifestyle Balanced PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.986	13.183	12.636	—	—	—	—	—	—	—
Value at End of Year	13.567	12.986	13.183	12.636	—	—	—	—	—	—
No. of Units	87,295	70,954	54,346	—	—	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.973	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.546	12.973	—	—	—	—	—	—	—	—
No. of Units	23,902	24,516	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.933	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.484	12.933	—	—	—	—	—	—	—	—
No. of Units	4,475	3,527	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.919	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.464	12.919	—	—	—	—	—	—	—	—
No. of Units	16,179	12,153	—	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.927	13.158	12.638	12.500	—	—	—	—	—	—
Value at End of Year	13.477	12.927	13.158	12.638	—	—	—	—	—	—
No. of Units	1,407,541	1,325,617	1,146,886	21,107	—	—	—	—	—	—
No. of Units	283,557	333,170	345,838	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.913	13.151	12.638	—	—	—	—	—	—	—
Value at End of Year	13.457	12.913	13.151	12.638	—	—	—	—	—	—
No. of Units	27,191	30,718	32,801	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.873	13.130	12.636	12.500	—	—	—	—	—	—
Value at End of Year	13.395	12.873	13.130	12.636	—	—	—	—	—	—
No. of Units	591,200	526,768	401,763	41,163	—	—	—	—	—	—
No. of Units	426,799	527,228	545,278	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	14.769	15.094	14.555	—	—	—	—	—	—	—
Value at End of Year	15.337	14.769	15.094	14.555	—	—	—	—	—	—
No. of Units	16,912	17,584	9,061	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.865	25.242	24.412	23.868	22.340	21.768	20.260	16.906	20.337	19.602
Value at End of Year	25.605	24.865	25.242	24.412	23.868	22.340	21.768	20.260	16.906	20.337
No. of Units	498,952	586,610	717,120	899,560	1,046,103	1,375,038	1,612,778	1,969,272	2,322,498	2,179,833
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	20.204	20.521	19.856	19.423	18.189	17.732	16.512	13.785	16.591	15.999
Value at End of Year	20.795	20.204	20.521	19.856	19.423	18.189	17.732	16.512	13.785	16.591
No. of Units	106,246	118,774	156,496	274,436	355,572	412,683	745,405	826,351	763,253	561,749
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	20.552	20.905	20.258	19.847	18.614	18.173	16.948	14.170	17.080	16.496
Value at End of Year	21.121	20.552	20.905	20.258	19.847	18.614	18.173	16.948	14.170	17.080
No. of Units	100,957	120,312	142,054	123,496	159,087	189,532	240,783	324,776	308,539	319,461
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.610	19.957	19.349	18.965	17.796	17.384	16.219	13.568	16.363	15.811
Value at End of Year	20.143	19.610	19.957	19.349	18.965	17.796	17.384	16.219	13.568	16.363
No. of Units	201,556	226,792	226,614	263,702	392,111	468,389	595,034	547,343	450,098	401,079
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.682	20.020	19.394	18.996	17.821	17.395	16.228	13.572	16.347	15.787
Value at End of Year	20.215	19.682	20.020	19.394	18.996	17.821	17.395	16.228	13.572	16.347
No. of Units	4,526,427	5,483,071	6,303,717	7,853,857	10,159,036	10,368,060	10,883,401	10,704,327	8,480,415	4,506,267
No. of Units	51,579	59,301	66,395	181,456	245,514	266,863	323,678	286,290	157,661	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.548	19.894	19.282	18.895	17.735	17.321	16.166	13.527	16.301	15.750
Value at End of Year	20.067	19.548	19.894	19.282	18.895	17.735	17.321	16.166	13.527	16.301
No. of Units	191,750	244,954	378,284	394,031	489,885	757,042	864,979	933,946	1,073,598	563,115

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	19.152	19.520	18.948	18.596	17.481	17.098	15.982	13.393	16.163	15.641
Value at End of Year	19.631	19.152	19.520	18.948	18.596	17.481	17.098	15.982	13.393	16.163
No. of Units	2,261,450	2,444,804	3,269,072	4,134,680	5,098,194	5,208,504	5,595,982	6,124,374	4,749,864	1,905,841
No. of Units	40,126	48,630	52,546	173,134	216,995	233,279	227,157	292,806	227,281	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	19.022	19.397	18.838	18.497	17.397	17.024	15.921	13.348	16.118	15.605
Value at End of Year	19.488	19.022	19.397	18.838	18.497	17.397	17.024	15.921	13.348	16.118
No. of Units	30,087	32,929	41,074	70,761	86,316	99,138	133,102	124,157	123,334	111,699
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	18.149	18.535	18.027	17.728	16.699	16.365	15.328	12.870	15.564	15.091
Value at End of Year	18.566	18.149	18.535	18.027	17.728	16.699	16.365	15.328	12.870	15.564
No. of Units	62,839	66,324	90,508	190,748	308,899	339,966	277,192	299,978	236,984	108,015
Lifestyle Conservative PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.844	13.022	12.531	—	—	—	—	—	—	—
Value at End of Year	13.201	12.844	13.022	12.531	—	—	—	—	—	—
No. of Units	103,389	116,133	79,756	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.830	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.181	12.830	—	—	—	—	—	—	—	—
No. of Units	2,012	1,241	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.791	12.994	12.529	—	—	—	—	—	—	—
Value at End of Year	13.120	12.791	12.994	12.529	—	—	—	—	—	—
No. of Units	776	588	5,113	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.786	12.990	12.515	12.500	—	—	—	—	—	—
Value at End of Year	13.114	12.786	12.990	12.515	—	—	—	—	—	—
No. of Units	588,284	476,619	444,472	7,626	—	—	—	—	—	—
No. of Units	147,502	151,938	136,106	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.772	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.094	12.772	—	—	—	—	—	—	—	—
No. of Units	5,702	7,460	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.733	12.962	12.513	—	—	—	—	—	—	—
Value at End of Year	13.034	12.733	12.962	12.513	—	—	—	—	—	—
No. of Units	303,452	303,935	288,456	—	—	—	—	—	—	—
No. of Units	122,190	131,737	139,384	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.720	12.955	12.513	—	—	—	—	—	—	—
Value at End of Year	13.014	12.720	12.955	12.513	—	—	—	—	—	—
No. of Units	2,021	1,960	1,962	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.900	—	—	—	—	—	—	—	—	—
No. of Units	401	—	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	21.174	22.526	22.394	19.057	16.999	17.545	15.767	12.013	19.246	18.181
Value at End of Year	21.544	21.174	22.526	22.394	19.057	16.999	17.545	15.767	12.013	19.246
No. of Units	1,344,218	1,633,473	1,996,932	2,313,226	2,653,998	3,146,593	4,261,922	5,277,791	6,686,798	8,481,207
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	18.038	19.199	19.096	16.259	14.510	14.984	13.472	10.270	16.461	15.558
Value at End of Year	18.344	18.038	19.199	19.096	16.259	14.510	14.984	13.472	10.270	16.461
No. of Units	753,187	848,473	978,188	1,166,440	1,305,088	1,617,330	2,149,772	2,477,325	2,834,928	3,517,482

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	17.448	18.599	18.527	15.798	14.120	14.603	13.149	10.039	16.115	15.254
Value at End of Year	17.717	17.448	18.599	18.527	15.798	14.120	14.603	13.149	10.039	16.115
No. of Units	136,425	147,187	172,726	203,739	254,898	407,906	511,642	735,605	1,008,551	1,146,260
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.507	18.672	18.609	15.876	14.197	14.689	13.233	10.108	16.235	15.375
Value at End of Year	17.769	17.507	18.672	18.609	15.876	14.197	14.689	13.233	10.108	16.235
No. of Units	523,103	608,403	659,408	708,074	700,893	954,777	1,120,991	1,312,619	1,451,152	1,652,297
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.920	22.321	22.217	18.947	16.943	17.523	15.772	12.049	19.324	18.299
Value at End of Year	21.246	20.920	22.321	22.217	18.947	16.943	17.523	15.772	12.049	19.324
No. of Units	24,971,897	29,348,220	34,610,974	41,367,426	44,574,285	47,629,697	51,513,166	53,964,954	54,841,305	51,153,986
No. of Units	222,333	228,207	271,322	654,101	605,259	579,494	552,884	540,725	453,613	53,638
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.778	22.180	22.088	18.847	16.862	17.448	15.712	12.009	19.269	18.257
Value at End of Year	21.091	20.778	22.180	22.088	18.847	16.862	17.448	15.712	12.009	19.269
No. of Units	865,504	936,568	1,231,967	1,475,919	1,786,367	2,286,902	2,543,471	2,764,005	2,924,892	3,564,504
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.357	21.764	21.706	18.548	16.620	17.223	15.533	11.890	19.107	18.130
Value at End of Year	20.633	20.357	21.764	21.706	18.548	16.620	17.223	15.533	11.890	19.107
No. of Units	14,097,962	16,206,103	19,113,836	22,785,647	24,535,504	25,975,740	27,563,536	28,484,718	28,810,816	25,756,273
No. of Units	256,491	275,916	310,959	585,234	567,202	548,623	568,156	606,458	564,299	32,601
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.218	21.627	21.580	18.450	16.540	17.149	15.474	11.851	19.053	18.088
Value at End of Year	20.482	20.218	21.627	21.580	18.450	16.540	17.149	15.474	11.851	19.053
No. of Units	225,391	248,940	301,459	308,418	298,324	308,625	363,800	365,629	397,810	457,449
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	22.251	23.837	23.821	20.397	18.313	19.015	17.184	13.180	21.223	20.178
Value at End of Year	22.508	22.251	23.837	23.821	20.397	18.313	19.015	17.184	13.180	21.223
No. of Units	230,890	264,859	375,593	463,544	548,678	648,460	686,691	758,889	753,940	923,518
Lifestyle Growth PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.070	13.290	12.714	—	—	—	—	—	—	—
Value at End of Year	13.800	13.070	13.290	12.714	—	—	—	—	—	—
No. of Units	98,973	38,841	27,687	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	13.057	13.283	12.713	—	—	—	—	—	—	—
Value at End of Year	13.779	13.057	13.283	12.713	—	—	—	—	—	—
No. of Units	42,325	22,344	21,969	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	13.016	13.262	12.712	—	—	—	—	—	—	—
Value at End of Year	13.716	13.016	13.262	12.712	—	—	—	—	—	—
No. of Units	28,546	22,945	22,278	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.003	13.255	12.712	—	—	—	—	—	—	—
Value at End of Year	13.695	13.003	13.255	12.712	—	—	—	—	—	—
No. of Units	24,876	10,676	1,831	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.020	13.257	12.716	12.500	—	—	—	—	—	—
Value at End of Year	13.720	13.020	13.257	12.716	—	—	—	—	—	—
No. of Units	7,460,869	3,233,121	3,055,192	91,194	—	—	—	—	—	—
No. of Units	755,354	658,140	653,694	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	13.007	13.250	12.715	—	—	—	—	—	—	—
Value at End of Year	13.699	13.007	13.250	12.715	—	—	—	—	—	—
No. of Units	87,406	54,522	50,939	—	—	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.966	13.228	12.714	12.500	—	—	—	—	—	—
Value at End of Year	13.636	12.966	13.228	12.714	—	—	—	—	—	—
No. of Units	5,565,365	2,248,452	2,063,401	160,362	—	—	—	—	—	—
No. of Units	609,766	537,618	530,545	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.953	13.221	12.713	—	—	—	—	—	—	—
Value at End of Year	13.615	12.953	13.221	12.713	—	—	—	—	—	—
No. of Units	7,858	591	594	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	15.569	15.916	15.327	—	—	—	—	—	—	—
Value at End of Year	16.340	15.569	15.916	15.327	—	—	—	—	—	—
No. of Units	12,946	15,488	13,733	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.649	25.265	24.451	22.531	20.679	20.523	18.854	15.047	20.171	19.458
Value at End of Year	25.555	24.649	25.265	24.451	22.531	20.679	20.523	18.854	15.047	20.171
No. of Units	589,564	670,617	812,007	965,388	1,160,886	1,546,204	2,042,021	2,324,119	2,844,826	3,652,406
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	20.219	20.734	20.077	18.509	16.997	16.877	15.512	12.386	16.612	16.033
Value at End of Year	20.952	20.219	20.734	20.077	18.509	16.997	16.877	15.512	12.386	16.612
No. of Units	242,943	267,020	299,618	327,768	482,584	619,899	846,643	1,046,267	1,112,889	1,333,511
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	20.122	20.665	20.040	18.503	17.016	16.922	15.577	12.456	16.731	16.173
Value at End of Year	20.820	20.122	20.665	20.040	18.503	17.016	16.922	15.577	12.456	16.731
No. of Units	100,360	111,737	136,381	131,902	123,004	109,311	191,584	281,000	374,446	508,464
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.625	20.165	19.565	18.073	16.629	16.545	15.238	12.191	16.383	15.844
Value at End of Year	20.295	19.625	20.165	19.565	18.073	16.629	16.545	15.238	12.191	16.383
No. of Units	136,285	161,616	217,278	249,720	258,736	294,197	415,558	558,184	630,520	621,264
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.854	21.420	20.782	19.192	17.641	17.542	16.139	12.920	17.349	16.768
Value at End of Year	21.584	20.854	21.420	20.782	19.192	17.641	17.542	16.139	12.920	17.349
No. of Units	5,964,471	6,924,731	8,219,300	9,624,758	11,121,184	11,881,376	12,624,624	13,307,222	12,653,937	10,145,080
No. of Units	122,279	140,692	156,473	347,776	375,367	375,890	369,706	353,842	259,900	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.712	21.285	20.661	19.091	17.557	17.466	16.077	12.877	17.300	16.729
Value at End of Year	21.427	20.712	21.285	20.661	19.091	17.557	17.466	16.077	12.877	17.300
No. of Units	260,562	299,728	383,713	474,764	611,839	845,487	1,167,013	1,348,171	1,347,484	1,633,982
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.293	20.885	20.304	18.788	17.305	17.241	15.894	12.750	17.154	16.614
Value at End of Year	20.961	20.293	20.885	20.304	18.788	17.305	17.241	15.894	12.750	17.154
No. of Units	2,822,348	3,177,768	3,888,262	4,406,629	4,991,449	5,834,035	6,334,861	6,462,910	5,987,850	4,959,397
No. of Units	34,049	39,029	53,555	345,064	364,007	408,250	397,669	286,993	245,808	1,516
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.155	20.754	20.186	18.689	17.221	17.167	15.834	12.707	17.106	16.575
Value at End of Year	20.808	20.155	20.754	20.186	18.689	17.221	17.167	15.834	12.707	17.106
No. of Units	46,342	74,878	80,230	83,665	83,907	95,071	122,186	132,360	184,536	306,075
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	20.004	20.630	20.095	18.633	17.196	17.167	15.857	12.746	17.183	16.675
Value at End of Year	20.622	20.004	20.630	20.095	18.633	17.196	17.167	15.857	12.746	17.183
No. of Units	69,265	106,470	98,605	135,994	201,866	274,995	326,195	281,619	350,131	463,928
Lifestyle Moderate PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.944	13.133	12.595	—	—	—	—	—	—	—
Value at End of Year	13.445	12.944	13.133	12.595	—	—	—	—	—	—
No. of Units	10,718	7,372	2,625	—	—	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.931	13.126	12.594	—	—	—	—	—	—	—
Value at End of Year	13.425	12.931	13.126	12.594	—	—	—	—	—	—
No. of Units	3,548	896	899	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.890	13.105	12.593	—	—	—	—	—	—	—
Value at End of Year	13.363	12.890	13.105	12.593	—	—	—	—	—	—
No. of Units	19,936	7,094	7,103	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.877	13.098	12.593	—	—	—	—	—	—	—
Value at End of Year	13.343	12.877	13.098	12.593	—	—	—	—	—	—
No. of Units	4,242	722	133	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.893	13.109	12.606	12.500	—	—	—	—	—	—
Value at End of Year	13.365	12.893	13.109	12.606	—	—	—	—	—	—
No. of Units	335,892	363,371	370,372	3,510	—	—	—	—	—	—
No. of Units	204,384	223,746	267,727	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.345	—	—	—	—	—	—	—	—	—
No. of Units	12,950	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.840	13.081	12.604	—	—	—	—	—	—	—
Value at End of Year	13.284	12.840	13.081	12.604	—	—	—	—	—	—
No. of Units	259,460	239,197	194,418	—	—	—	—	—	—	—
No. of Units	270,306	318,724	372,707	—	—	—	—	—	—	—
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	32.153	33.525	31.139	23.774	20.554	21.355	17.215	12.784	20.421	19.292
Value at End of Year	38.027	32.153	33.525	31.139	23.774	20.554	21.355	17.215	12.784	20.421
No. of Units	117,681	132,804	149,770	167,425	194,677	261,351	375,446	426,012	515,651	570,857
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	29.631	30.911	28.725	21.942	18.979	19.729	15.913	11.823	18.894	17.859
Value at End of Year	35.026	29.631	30.911	28.725	21.942	18.979	19.729	15.913	11.823	18.894
No. of Units	50,029	56,266	56,435	83,973	96,565	149,821	191,448	216,784	253,364	255,929
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	31.119	32.511	30.258	23.147	20.052	20.876	16.863	12.547	20.083	19.011
Value at End of Year	36.729	31.119	32.511	30.258	23.147	20.052	20.876	16.863	12.547	20.083
No. of Units	3,891	3,838	4,048	8,302	8,177	10,358	17,332	25,502	27,237	39,299
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.759	30.062	27.992	21.424	18.569	19.341	15.631	11.637	18.635	17.649
Value at End of Year	33.928	28.759	30.062	27.992	21.424	18.569	19.341	15.631	11.637	18.635
No. of Units	33,100	40,803	46,272	47,241	50,508	76,929	108,368	118,135	128,972	136,307
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.263	30.577	28.460	21.772	18.853	19.631	15.847	11.801	18.883	17.870
Value at End of Year	34.553	29.263	30.577	28.460	21.772	18.853	19.631	15.847	11.801	18.883
No. of Units	112,819	119,576	127,228	138,034	171,993	255,955	281,383	317,038	299,718	281,378
No. of Units	2,668	3,381	3,724	6,665	7,591	8,282	8,332	7,471	7,592	291
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830	17.828
Value at End of Year	34.301	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830
No. of Units	64,092	57,586	64,154	73,428	102,783	158,283	185,728	197,760	205,274	217,569
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672	17.705
Value at End of Year	33.555	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672
No. of Units	36,932	34,977	50,436	67,935	66,141	98,716	108,247	105,123	105,248	113,215
No. of Units	—	487	482	509	533	535	684	865	751	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	28.282	29.626	27.643	21.200	18.404	19.211	15.548	11.607	18.619	17.664
Value at End of Year	33.311	28.282	29.626	27.643	21.200	18.404	19.211	15.548	11.607	18.619
No. of Units	9,181	15,157	17,097	17,832	29,014	34,671	42,175	49,079	50,423	63,423
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	33.520	35.165	32.861	25.240	21.944	22.941	18.594	13.902	22.334	21.220
Value at End of Year	39.421	33.520	35.165	32.861	25.240	21.944	22.941	18.594	13.902	22.334
No. of Units	1,412	2,033	2,035	2,543	2,665	2,462	2,478	4,739	5,820	5,784
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.500	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.548	11.500
No. of Units	—	—	—	—	—	—	—	—	46,645	33,093
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	11.496	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.542	11.496
No. of Units	—	—	—	—	—	—	—	—	18,202	8,170
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	11.485	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.526	11.485
No. of Units	—	—	—	—	—	—	—	—	4,972	459
No. of Units	—	—	—	—	—	—	—	—	232	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	11.481	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.520	11.481
No. of Units	—	—	—	—	—	—	—	—	7,475	5,063
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	11.469
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	26.935	26.560	24.973	18.538	4.535	5.072	4.185	3.236	19.858	16.322
Value at End of Year	26.677	26.935	26.560	24.973	18.538	4.535	5.072	4.185	3.236	19.858
No. of Units	507,320	583,033	669,986	796,545	988,523	1,257,547	1,704,066	2,208,652	2,818,233	3,150,891
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	27.557	27.187	25.575	18.994	15.794	17.674	14.591	11.287	20.397	16.774
Value at End of Year	27.279	27.557	27.187	25.575	18.994	15.794	17.674	14.591	11.287	20.397
No. of Units	190,739	234,237	248,721	333,916	423,585	571,771	779,708	881,475	1,006,127	938,269
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	27.060	26.736	25.189	18.735	15.602	17.486	4.564	3.536	20.271	16.695
Value at End of Year	26.747	27.060	26.736	25.189	18.735	15.602	17.486	4.564	3.536	20.271
No. of Units	76,598	86,065	97,793	126,626	160,427	188,356	252,555	315,960	390,436	423,201
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.746	26.440	24.922	18.546	15.452	17.327	14.332	11.110	20.117	16.576
Value at End of Year	26.424	26.746	26.440	24.922	18.546	15.452	17.327	14.332	11.110	20.117
No. of Units	151,232	183,109	209,836	249,680	303,802	371,929	471,212	519,854	563,637	507,327
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	33.649	33.260	31.329	23.309	19.404	21.750	17.987	13.940	25.226	20.771
Value at End of Year	33.266	33.649	33.260	31.329	23.309	19.404	21.750	17.987	13.940	25.226
No. of Units	151,869	191,513	227,935	291,750	347,460	428,245	475,304	536,777	635,358	617,818
No. of Units	8,002	7,943	793	809	1,042	12,273	1,116	15,545	743	134
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154	20.723
Value at End of Year	33.023	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154
No. of Units	116,342	129,432	149,750	222,709	259,128	371,960	440,063	479,496	515,726	469,739

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	32.743	32.430	30.608	22.818	19.034	21.377	17.714	13.756	24.943	20.580
Value at End of Year	32.306	32.743	32.430	30.608	22.818	19.034	21.377	17.714	13.756	24.943
No. of Units	52,781	53,082	55,319	73,788	86,163	94,394	100,869	112,677	135,085	120,447
No. of Units	1,060	1,204	1,337	1,530	1,640	1,640	1,640	1,640	2,200	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	32.520	32.225	30.430	22.697	18.942	21.285	17.647	13.711	24.872	20.532
Value at End of Year	32.070	32.520	32.225	30.430	22.697	18.942	21.285	17.647	13.711	24.872
No. of Units	47,321	54,777	63,445	87,348	96,059	127,159	143,232	181,050	185,480	189,177
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	35.577	35.307	33.391	24.942	20.847	23.461	19.480	15.158	27.539	22.768
Value at End of Year	35.032	35.577	35.307	33.391	24.942	20.847	23.461	19.480	15.158	27.539
No. of Units	2,875	6,012	4,145	11,473	14,075	14,545	15,173	15,423	15,248	22,100
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	20.212	20.387
Value at End of Year	—	—	—	—	—	—	—	—	12.131	20.212
No. of Units	—	—	—	—	—	—	—	—	927,609	1,284,283
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	20.144	20.330
Value at End of Year	—	—	—	—	—	—	—	—	12.085	20.144
No. of Units	—	—	—	—	—	—	—	—	677,758	889,445
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.944	20.158
Value at End of Year	—	—	—	—	—	—	—	—	11.946	19.944
No. of Units	—	—	—	—	—	—	—	—	90,283	127,264
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.877	20.101
Value at End of Year	—	—	—	—	—	—	—	—	11.900	19.877
No. of Units	—	—	—	—	—	—	—	—	297,488	372,718
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.926	19.127
Value at End of Year	—	—	—	—	—	—	—	—	11.336	18.926
No. of Units	—	—	—	—	—	—	—	—	570,289	685,330
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	18.873	19.083
Value at End of Year	—	—	—	—	—	—	—	—	11.298	18.873
No. of Units	—	—	—	—	—	—	—	—	635,697	667,821
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	18.714	18.951
Value at End of Year	—	—	—	—	—	—	—	—	11.186	18.714
No. of Units	—	—	—	—	—	—	—	—	122,167	148,850
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	18.661	18.907
Value at End of Year	—	—	—	—	—	—	—	—	11.149	18.661
No. of Units	—	—	—	—	—	—	—	—	140,258	167,702
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	21.757	22.077
Value at End of Year	—	—	—	—	—	—	—	—	12.979	21.757
No. of Units	—	—	—	—	—	—	—	—	22,824	25,306
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	25.396	26.709	24.526	18.957	16.108	17.207	—	—	—	—
Value at End of Year	31.012	25.396	26.709	24.526	18.957	16.108	—	—	—	—
No. of Units	202,926	223,903	287,515	345,039	404,795	509,029	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	25.260	26.581	24.420	18.885	16.055	17.158	—	—	—	—
Value at End of Year	30.831	25.260	26.581	24.420	18.885	16.055	—	—	—	—
No. of Units	173,069	177,213	213,806	289,486	338,814	444,495	—	—	—	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.859	26.198	24.104	18.668	15.895	17.013	—	—	—	—
Value at End of Year	30.296	24.859	26.198	24.104	18.668	15.895	—	—	—	—
No. of Units	15,468	18,474	22,581	30,462	36,444	45,338	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.727	26.071	24.000	18.597	15.842	16.965	—	—	—	—
Value at End of Year	30.120	24.727	26.071	24.000	18.597	15.842	—	—	—	—
No. of Units	84,848	94,634	112,252	130,726	157,281	191,008	—	—	—	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	25.058	26.411	24.298	18.818	16.024	17.137	15.031	10.455	16.306	16.512
Value at End of Year	30.539	25.058	26.411	24.298	18.818	16.024	17.137	15.031	10.455	16.306
No. of Units	125,998	145,781	185,720	232,201	284,031	393,183	1,190,045	1,446,915	127,127	154,707
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.925	26.284	24.193	18.746	15.970	17.088	14.996	10.436	16.284	16.498
Value at End of Year	30.361	24.925	26.284	24.193	18.746	15.970	17.088	14.996	10.436	16.284
No. of Units	180,243	182,937	224,033	296,791	360,623	520,755	1,236,802	1,367,042	46,462	43,677
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	24.529	25.905	23.881	18.532	15.811	16.943	14.891	10.378	16.220	16.457
Value at End of Year	29.834	24.529	25.905	23.881	18.532	15.811	16.943	14.891	10.378	16.220
No. of Units	21,072	22,652	32,925	50,542	68,698	93,188	179,746	220,466	28,888	23,565
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	24.398	25.780	23.777	18.461	15.759	16.895	14.857	10.359	16.198	16.443
Value at End of Year	29.660	24.398	25.780	23.777	18.461	15.759	16.895	14.857	10.359	16.198
No. of Units	39,571	47,318	70,057	89,602	92,921	111,335	399,058	462,509	8,702	13,954
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	24.011	25.409	23.470	18.250	15.602	16.752	14.753	10.303	16.133	16.402
Value at End of Year	29.146	24.011	25.409	23.470	18.250	15.602	16.752	14.753	10.303	16.133
No. of Units	4,811	748	5,404	9,462	16,490	20,271	31,076	33,527	604	605
Money Market Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	13.576	13.788	14.003	14.221	14.443	14.657	14.886	15.089	15.059	14.628
Value at End of Year	13.377	13.576	13.788	14.003	14.221	14.443	14.657	14.886	15.089	15.059
No. of Units	574,011	630,224	789,700	1,077,403	1,272,780	2,166,890	2,074,936	2,889,659	5,026,683	4,130,921
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	11.917	12.109	12.304	12.502	12.703	12.898	13.106	13.291	13.272	12.899
Value at End of Year	11.736	11.917	12.109	12.304	12.502	12.703	12.898	13.106	13.291	13.272
No. of Units	282,860	316,134	389,519	610,022	737,048	1,127,785	1,059,983	1,287,967	1,909,379	1,603,458
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	11.897	12.107	12.321	12.537	12.759	12.974	13.203	13.409	13.410	13.053
Value at End of Year	11.699	11.897	12.107	12.321	12.537	12.759	12.974	13.203	13.409	13.410
No. of Units	96,130	116,773	128,779	152,116	752,294	772,168	281,365	947,911	1,184,128	1,057,846
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.566	11.776	11.990	12.207	12.429	12.645	12.874	13.082	13.090	12.747
Value at End of Year	11.368	11.566	11.776	11.990	12.207	12.429	12.645	12.874	13.082	13.090
No. of Units	106,755	121,099	155,140	177,638	229,345	284,332	604,591	630,457	795,972	576,094
Money Market Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	11.653	11.835	12.019	12.206	12.397	12.581	12.777	12.967	12.968	12.622
Value at End of Year	11.473	11.653	11.835	12.019	12.206	12.397	12.581	12.777	12.967	12.968
No. of Units	1,878,032	2,196,396	2,772,921	3,741,144	5,728,789	7,703,231	6,893,818	10,499,581	14,089,341	5,192,912
No. of Units	61,019	64,708	93,196	105,337	114,405	131,561	123,339	154,100	185,788	25,117
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	11.573	11.760	11.950	12.141	12.337	12.527	12.729	12.924	12.931	12.593
Value at End of Year	11.390	11.573	11.760	11.950	12.141	12.337	12.527	12.729	12.924	12.931
No. of Units	169,291	235,666	265,043	351,367	589,223	925,424	949,963	1,319,445	2,261,948	1,134,907

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	11.339	11.539	11.743	11.949	12.160	12.365	12.583	12.796	12.822	12.506
Value at End of Year	11.142	11.339	11.539	11.743	11.949	12.160	12.365	12.583	12.796	12.822
No. of Units	903,533	1,045,273	1,363,747	1,914,798	2,872,440	2,913,330	2,978,809	4,077,663	5,954,771	2,023,318
No. of Units	29,559	32,599	36,331	61,589	109,304	208,776	213,467	220,182	193,835	10,283
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	11.262	11.466	11.674	11.886	12.102	12.312	12.536	12.753	12.786	12.477
Value at End of Year	11.061	11.262	11.466	11.674	11.886	12.102	12.312	12.536	12.753	12.786
No. of Units	53,642	91,276	102,956	120,224	160,658	231,134	217,948	315,815	422,978	284,197
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	11.160	11.380	11.604	11.831	12.065	12.293	12.535	12.772	12.824	12.532
Value at End of Year	10.945	11.160	11.380	11.604	11.831	12.065	12.293	12.535	12.772	12.824
No. of Units	7,942	11,710	19,794	28,125	43,581	48,648	51,662	60,940	289,719	43,365
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	34.332	33.885	34.341	43.803	38.727	24.753	52.069	37.659
Value at End of Year	—	—	—	34.332	33.885	34.341	43.803	38.727	24.753	52.069
No. of Units	—	—	—	228,213	305,999	422,770	520,967	605,515	596,711	771,649
No. of Units	—	—	—	3,121	3,862	3,915	3,257	3,576	3,795	205
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948	37.590
Value at End of Year	—	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948
No. of Units	—	—	—	120,688	148,655	199,670	272,372	284,818	290,066	404,342
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586	37.385
Value at End of Year	—	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586
No. of Units	—	—	—	71,754	53,993	124,683	135,999	149,693	146,127	179,898
No. of Units	—	—	—	751	710	703	128	468	875	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	33.429	33.076	33.606	42.972	38.087	24.405	51.466	37.317
Value at End of Year	—	—	—	33.429	33.076	33.606	42.972	38.087	24.405	51.466
No. of Units	—	—	—	48,364	90,719	106,955	114,915	133,685	96,505	133,606
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	32.898	32.600	33.172	42.481	37.709	24.199	51.108	37.113
Value at End of Year	—	—	—	32.898	32.600	33.172	42.481	37.709	24.199	51.108
No. of Units	—	—	—	2,326	4,917	7,475	9,460	13,385	13,783	13,195
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.218	19.710	17.841
Value at End of Year	—	—	—	—	—	—	—	14.408	11.218	19.710
No. of Units	—	—	—	—	—	—	—	24,422	23,425	47,956
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	11.197	19.684	17.826
Value at End of Year	—	—	—	—	—	—	—	14.374	11.197	19.684
No. of Units	—	—	—	—	—	—	—	13,835	13,379	12,961
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	11.136	19.605	17.782
Value at End of Year	—	—	—	—	—	—	—	14.274	11.136	19.605
No. of Units	—	—	—	—	—	—	—	7,639	12,840	16,165
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	11.115	19.579	17.767
Value at End of Year	—	—	—	—	—	—	—	14.241	11.115	19.579
No. of Units	—	—	—	—	—	—	—	7,384	7,339	8,078
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	11.054	19.501	17.723
Value at End of Year	—	—	—	—	—	—	—	14.141	11.054	19.501
No. of Units	—	—	—	—	—	—	—	1,677	1,532	1,497

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.443	14.295	13.304
Value at End of Year	—	—	—	—	—	—	—	11.000	8.443	14.295
No. of Units	—	—	—	—	—	—	—	309,769	384,595	543,811
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.736	19.882	18.512
Value at End of Year	—	—	—	—	—	—	—	15.284	11.736	19.882
No. of Units	—	—	—	—	—	—	—	99,397	102,218	194,831
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	10.186	17.282	16.116
Value at End of Year	—	—	—	—	—	—	—	13.245	10.186	17.282
No. of Units	—	—	—	—	—	—	—	21,460	16,893	32,612
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.552	19.609	18.294
Value at End of Year	—	—	—	—	—	—	—	15.013	11.552	19.609
No. of Units	—	—	—	—	—	—	—	22,002	29,887	42,794
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.456	22.811	21.287
Value at End of Year	—	—	—	—	—	—	—	17.482	13.456	22.811
No. of Units	—	—	—	—	—	—	—	107,111	125,353	229,351
No. of Units	—	—	—	—	—	—	—	4,672	4,763	344
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	13.412	22.747	21.238
Value at End of Year	—	—	—	—	—	—	—	17.415	13.412	22.747
No. of Units	—	—	—	—	—	—	—	67,253	52,075	75,082
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.279	22.556	21.091
Value at End of Year	—	—	—	—	—	—	—	17.217	13.279	22.556
No. of Units	—	—	—	—	—	—	—	34,533	23,627	37,409
No. of Units	—	—	—	—	—	—	—	1,767	2,346	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	13.235	22.492	21.042
Value at End of Year	—	—	—	—	—	—	—	17.151	13.235	22.492
No. of Units	—	—	—	—	—	—	—	13,437	13,095	15,671
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	17.554	29.878	27.994
Value at End of Year	—	—	—	—	—	—	—	22.714	17.554	29.878
No. of Units	—	—	—	—	—	—	—	3,162	2,593	3,647
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	16.925	18.956	19.206	19.526	17.299	17.282	15.573	13.037	15.795	14.855
Value at End of Year	18.763	16.925	18.956	19.206	19.526	17.299	17.282	15.573	13.037	15.795
No. of Units	67,357	83,665	120,924	162,670	192,455	261,377	299,325	234,670	249,602	319,119
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.827	18.855	19.113	19.441	17.233	17.224	15.529	13.007	15.767	14.835
Value at End of Year	18.644	16.827	18.855	19.113	19.441	17.233	17.224	15.529	13.007	15.767
No. of Units	24,902	37,145	66,877	88,738	112,291	142,517	179,804	150,161	142,585	169,274
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.535	18.555	18.838	19.190	17.036	17.053	15.397	12.916	15.680	14.776
Value at End of Year	18.293	16.535	18.555	18.838	19.190	17.036	17.053	15.397	12.916	15.680
No. of Units	9,172	14,081	14,222	112,071	116,292	28,616	23,829	22,111	27,046	29,518
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.439	18.457	18.747	19.107	16.970	16.996	15.354	12.886	15.651	14.756
Value at End of Year	18.178	16.439	18.457	18.747	19.107	16.970	16.996	15.354	12.886	15.651
No. of Units	26,066	40,796	64,971	72,450	84,752	83,914	88,601	45,118	50,762	62,595

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	18.477	18.860	16.777	16.827	15.224	12.796	15.566	14.698
Value at End of Year	—	—	—	18.477	18.860	16.777	16.827	15.224	12.796	15.566
No. of Units	—	—	—	1,652	14,813	15,167	15,711	16,672	16,676	16,950
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.995
Value at End of Year	—	—	—	—	—	—	—	—	—	13.493
No. of Units	—	—	—	—	—	—	—	—	—	101,674
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.956
Value at End of Year	—	—	—	—	—	—	—	—	—	13.448
No. of Units	—	—	—	—	—	—	—	—	—	41,353
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.837
Value at End of Year	—	—	—	—	—	—	—	—	—	13.314
No. of Units	—	—	—	—	—	—	—	—	—	3,091
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.798
Value at End of Year	—	—	—	—	—	—	—	—	—	13.269
No. of Units	—	—	—	—	—	—	—	—	—	29,433
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.806
Value at End of Year	—	—	—	—	—	—	—	—	—	17.147
No. of Units	—	—	—	—	—	—	—	—	—	28,475
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.765
Value at End of Year	—	—	—	—	—	—	—	—	—	17.099
No. of Units	—	—	—	—	—	—	—	—	—	32,128
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.642
Value at End of Year	—	—	—	—	—	—	—	—	—	16.955
No. of Units	—	—	—	—	—	—	—	—	—	9,651
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.601
Value at End of Year	—	—	—	—	—	—	—	—	—	16.907
No. of Units	—	—	—	—	—	—	—	—	—	11,052
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.540
Value at End of Year	—	—	—	—	—	—	—	—	—	19.700
No. of Units	—	—	—	—	—	—	—	—	—	1,470
Real Estate Securities Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	44.391	43.910	33.853	34.417	29.812	27.659	21.743	16.964	28.444	34.236
Value at End of Year	46.734	44.391	43.910	33.853	34.417	29.812	27.659	21.743	16.964	28.444
No. of Units	130,000	146,841	170,275	195,406	216,713	285,296	373,908	439,849	560,726	735,120
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	44.536	44.075	33.998	34.581	29.969	27.819	21.879	17.079	28.652	34.502
Value at End of Year	46.863	44.536	44.075	33.998	34.581	29.969	27.819	21.879	17.079	28.652
No. of Units	55,930	58,585	65,190	73,742	97,674	127,292	195,181	221,055	247,047	305,190
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	46.785	46.370	35.821	36.491	31.672	29.443	23.191	18.131	30.462	36.738
Value at End of Year	49.155	46.785	46.370	35.821	36.491	31.672	29.443	23.191	18.131	30.462
No. of Units	16,774	18,299	20,797	20,215	26,781	20,118	27,175	33,756	46,880	59,859
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	43.226	42.864	33.130	33.766	29.322	27.272	21.492	16.810	28.258	34.097
Value at End of Year	45.393	43.226	42.864	33.130	33.766	29.322	27.272	21.492	16.810	28.258
No. of Units	42,437	47,865	60,983	62,401	65,337	78,812	86,525	97,775	122,440	143,183

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	39.908	39.556	30.545	31.139	27.013	25.114	19.792	15.458	25.985	31.333
Value at End of Year	41.924	39.908	39.556	30.545	31.139	27.013	25.114	19.792	15.458	25.985
No. of Units	78,257	93,323	114,333	129,551	176,157	213,633	273,909	275,893	325,392	408,303
No. of Units	1,276	1,398	2,841	1,857	2,015	2,414	2,433	3,184	3,132	190
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911	31.261
Value at End of Year	41.618	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911
No. of Units	68,406	76,343	109,822	117,373	141,350	209,342	251,036	261,748	287,254	344,040
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693	31.045
Value at End of Year	40.714	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693
No. of Units	38,957	43,572	54,596	64,663	63,632	77,029	82,567	84,970	107,001	106,342
No. of Units	2,269	2,111	2,218	2,395	2,456	2,458	2,454	2,627	3,131	687
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	38.570	38.325	29.668	30.322	26.369	24.577	19.417	15.203	25.621	30.973
Value at End of Year	40.417	38.570	38.325	29.668	30.322	26.369	24.577	19.417	15.203	25.621
No. of Units	28,912	31,890	32,801	32,671	37,472	44,167	54,836	49,418	56,133	73,772
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	36.873	36.695	28.448	29.119	25.361	23.673	18.731	14.688	24.790	30.014
Value at End of Year	38.582	36.873	36.695	28.448	29.119	25.361	23.673	18.731	14.688	24.790
No. of Units	682	713	2,334	4,673	6,579	9,175	8,863	8,975	12,375	14,678
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.842	17.653	17.151	19.231	17.989	16.332	15.264	13.003	14.929	13.649
Value at End of Year	—	16.842	17.653	17.151	19.231	17.989	16.332	15.264	13.003	14.929
No. of Units	—	187,403	261,357	280,916	429,028	530,604	596,168	679,447	757,487	836,184
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.735	17.550	17.060	19.139	17.912	16.270	15.213	12.966	14.894	13.624
Value at End of Year	—	16.735	17.550	17.060	19.139	17.912	16.270	15.213	12.966	14.894
No. of Units	—	72,961	81,372	145,654	222,110	346,748	438,467	494,442	463,887	395,650
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.420	17.246	16.789	18.863	17.681	16.084	15.062	12.856	14.790	13.549
Value at End of Year	—	16.420	17.246	16.789	18.863	17.681	16.084	15.062	12.856	14.790
No. of Units	—	35,038	42,662	57,211	95,031	101,928	107,712	111,834	125,983	157,949
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.317	17.145	16.700	18.772	17.604	16.022	15.012	12.820	14.756	13.525
Value at End of Year	—	16.317	17.145	16.700	18.772	17.604	16.022	15.012	12.820	14.756
No. of Units	—	53,053	56,043	58,248	90,530	91,784	108,008	298,494	331,853	311,270
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.010	16.848	16.435	18.502	17.377	15.839	14.862	12.711	14.653	13.451
Value at End of Year	—	16.010	16.848	16.435	18.502	17.377	15.839	14.862	12.711	14.653
No. of Units	—	4,022	4,463	6,267	14,120	15,895	21,337	25,406	24,331	17,887
Science & Technology Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	21.362	20.335	18.294	12.945	11.904	13.105	10.681	6.595	12.057	10.243
Value at End of Year	22.797	21.362	20.335	18.294	12.945	11.904	13.105	10.681	6.595	12.057
No. of Units	545,667	615,619	728,431	856,659	1,038,892	1,222,854	1,527,432	1,857,576	2,214,243	2,996,685
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	11.868	11.303	10.174	7.203	6.627	7.299	5.952	3.677	6.725	5.716
Value at End of Year	12.659	11.868	11.303	10.174	7.203	6.627	7.299	5.952	3.677	6.725
No. of Units	227,734	255,955	296,996	391,074	480,361	624,932	1,003,138	1,173,157	1,267,699	1,430,308
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	7.737	7.380	6.653	4.717	4.347	4.795	3.915	2.422	5.327	4.535
Value at End of Year	8.241	7.737	7.380	6.653	4.717	4.347	4.795	3.915	2.422	5.327
No. of Units	135,068	163,652	177,597	215,151	319,791	376,164	479,401	599,223	695,112	937,843

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.519	10.993	9.914	7.033	6.484	7.155	5.846	3.619	6.633	5.649
Value at End of Year	12.262	11.519	10.993	9.914	7.033	6.484	7.155	5.846	3.619	6.633
No. of Units	160,103	178,593	185,745	208,602	256,745	321,410	384,748	434,307	463,646	571,366
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.142	27.792	25.046	17.755	16.361	18.056	14.742	9.122	16.705	14.226
Value at End of Year	31.033	29.142	27.792	25.046	17.755	16.361	18.056	14.742	9.122	16.705
No. of Units	96,031	124,177	124,571	160,172	228,334	304,369	326,403	460,461	358,246	470,922
No. of Units	488	605	848	1,304	1,723	1,845	1,771	2,123	2,491	399
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658	14.193
Value at End of Year	30.807	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658
No. of Units	91,559	96,401	128,758	122,546	147,136	194,626	267,066	292,451	281,720	321,660
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	28.357	27.098	24.469	17.381	16.048	17.746	14.519	9.002	16.517	14.094
Value at End of Year	30.138	28.357	27.098	24.469	17.381	16.048	17.746	14.519	9.002	16.517
No. of Units	39,987	44,895	43,911	53,621	43,244	55,044	81,805	85,589	77,244	70,738
No. of Units	1,011	1,099	1,158	1,225	1,302	1,392	1,430	3,188	1,393	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	28.164	26.927	24.327	17.289	15.971	17.670	14.463	8.972	16.471	14.062
Value at End of Year	29.918	28.164	26.927	24.327	17.289	15.971	17.670	14.463	8.972	16.471
No. of Units	28,477	27,004	29,014	28,578	35,495	38,120	28,808	32,035	27,463	39,720
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	32.615	31.229	28.256	20.111	18.606	20.616	16.900	10.499	19.304	16.505
Value at End of Year	34.593	32.615	31.229	28.256	20.111	18.606	20.616	16.900	10.499	19.304
No. of Units	7,779	7,779	8,510	8,511	8,733	8,972	1,828	9,650	2,450	2,286
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.239	12.351	12.402	12.705	12.751	12.601	12.500	—	—	—
Value at End of Year	12.120	12.239	12.351	12.402	12.705	12.751	12.601	—	—	—
No. of Units	356,073	412,969	471,521	568,865	706,370	829,531	1,126,312	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.205	12.322	12.379	12.689	12.740	12.596	12.500	—	—	—
Value at End of Year	12.080	12.205	12.322	12.379	12.689	12.740	12.596	—	—	—
No. of Units	165,306	184,590	235,714	267,098	298,633	385,567	567,924	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.101	12.236	12.311	12.638	12.708	12.584	12.500	—	—	—
Value at End of Year	11.959	12.101	12.236	12.311	12.638	12.708	12.584	—	—	—
No. of Units	24,751	34,752	83,687	109,399	131,988	118,587	180,974	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.067	12.208	12.289	12.621	12.698	12.579	12.500	—	—	—
Value at End of Year	11.920	12.067	12.208	12.289	12.621	12.698	12.579	—	—	—
No. of Units	59,310	59,414	67,930	79,312	92,377	146,044	196,627	—	—	—
Short Term Government income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.093	12.238	12.313	12.639	12.710	12.585	12.500	—	—	—
Value at End of Year	11.961	12.093	12.238	12.313	12.639	12.710	12.585	—	—	—
No. of Units	257,987	277,085	390,040	449,979	575,228	725,137	828,626	—	—	—
No. of Units	3,829	3,709	3,868	7,380	6,446	5,883	6,084	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.059	12.209	12.290	12.622	12.699	12.581	12.500	—	—	—
Value at End of Year	11.921	12.059	12.209	12.290	12.622	12.699	12.581	—	—	—
No. of Units	96,132	127,512	151,127	177,482	292,175	378,659	452,994	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	11.957	12.124	12.223	12.572	12.667	12.568	12.500	—	—	—
Value at End of Year	11.802	11.957	12.124	12.223	12.572	12.667	12.568	—	—	—
No. of Units	79,440	74,975	78,270	50,406	82,064	86,627	75,568	—	—	—
No. of Units	667	667	1,180	1,211	1,244	609	644	—	—	—

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	11.923	12.096	12.200	12.555	12.657	12.564	12.500	—	—	—
Value at End of Year	11.763	11.923	12.096	12.200	12.555	12.657	12.564	—	—	—
No. of Units	56,442	33,051	38,081	45,759	48,021	109,605	146,150	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	11.822	12.011	12.133	12.505	12.625	12.551	12.500	—	—	—
Value at End of Year	11.646	11.822	12.011	12.133	12.505	12.625	12.551	—	—	—
No. of Units	1,697	2,680	2,711	2,742	3,417	4,511	2,798	—	—	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	26.071	29.115	27.548	19.458	16.995	18.562	—	—	—	—
Value at End of Year	26.220	26.071	29.115	27.548	19.458	16.995	—	—	—	—
No. of Units	48,480	58,004	48,794	57,202	61,638	81,788	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	25.932	28.975	27.429	19.383	16.939	18.509	—	—	—	—
Value at End of Year	26.067	25.932	28.975	27.429	19.383	16.939	—	—	—	—
No. of Units	24,114	25,906	26,608	33,055	31,691	47,553	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	25.521	28.558	27.075	19.161	16.770	18.353	—	—	—	—
Value at End of Year	25.615	25.521	28.558	27.075	19.161	16.770	—	—	—	—
No. of Units	5,178	7,144	7,043	13,364	9,732	11,783	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.385	28.420	26.957	19.088	16.714	18.301	—	—	—	—
Value at End of Year	25.466	25.385	28.420	26.957	19.088	16.714	—	—	—	—
No. of Units	7,457	8,668	9,483	20,803	25,103	34,678	—	—	—	—
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	26.071	29.115	27.548	19.458	14.655	16.006	13.357	10.091	19.744	17.626
Value at End of Year	26.220	26.071	29.115	27.548	19.458	14.655	16.006	13.357	10.091	19.744
No. of Units	38,794	54,558	69,291	73,578	64,532	95,543	211,853	254,517	301,062	244,268
No. of Units	1,943	1,956	1,868	1,749	1,566	—	1,590	2,144	2,372	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717	17.611
Value at End of Year	26.067	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717
No. of Units	16,414	17,556	22,355	41,068	49,612	51,798	130,333	136,678	121,337	103,364
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	25.521	28.558	27.075	19.161	16.770	18.353	15.345	11.617	19.639	17.568
Value at End of Year	25.615	25.521	28.558	27.075	19.161	16.770	18.353	15.345	11.617	19.639
No. of Units	19,791	24,291	16,902	28,665	31,483	51,890	48,615	60,927	57,810	60,491
No. of Units	—	—	—	—	—	1,654	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	25.385	28.420	26.957	19.088	16.714	18.301	15.309	11.596	19.613	17.553
Value at End of Year	25.466	25.385	28.420	26.957	19.088	16.714	18.301	15.309	11.596	19.613
No. of Units	18,049	21,721	23,821	23,869	26,917	29,828	63,070	71,977	75,786	65,485
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	24.982	28.010	26.609	18.869	16.548	18.146	15.203	11.532	19.534	17.509
Value at End of Year	25.024	24.982	28.010	26.609	18.869	16.548	18.146	15.203	11.532	19.534
No. of Units	2,570	2,570	2,570	6,464	7,734	7,584	2,783	1,689	1,033	1,005
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	24.343	25.909	25.160	18.434	16.127	17.150	13.784	11.054	16.937	17.583
Value at End of Year	28.997	24.343	25.909	25.160	18.434	16.127	17.150	13.784	11.054	16.937
No. of Units	67,541	70,431	78,210	89,173	102,350	143,210	209,706	216,660	305,685	356,636
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	24.871	26.485	25.731	18.862	16.510	17.566	14.125	11.333	17.374	18.046
Value at End of Year	29.611	24.871	26.485	25.731	18.862	16.510	17.566	14.125	11.333	17.374
No. of Units	28,977	37,511	45,520	61,256	72,367	100,206	127,528	123,962	143,193	165,523

Vantage Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.354	25.973	25.272	18.553	16.263	17.330	13.956	11.214	17.218	17.911
Value at End of Year	28.951	24.354	25.973	25.272	18.553	16.263	17.330	13.956	11.214	17.218
No. of Units	1,995	2,038	2,458	3,215	5,935	7,277	11,483	14,520	17,702	24,204
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.140	25.757	25.074	18.417	16.153	17.221	13.875	11.155	17.135	17.834
Value at End of Year	28.682	24.140	25.757	25.074	18.417	16.153	17.221	13.875	11.155	17.135
No. of Units	20,662	24,194	29,203	30,659	36,291	43,416	54,760	58,660	59,802	74,934
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.139	26.818	26.087	19.151	16.795	17.887	14.407	11.581	17.777	18.491
Value at End of Year	29.877	25.139	26.818	26.087	19.151	16.795	17.887	14.407	11.581	17.777
No. of Units	42,927	43,456	52,365	66,185	79,209	121,184	140,620	138,378	147,971	163,171
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727	18.448
Value at End of Year	29.659	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727
No. of Units	24,506	23,796	33,846	44,697	59,437	76,075	95,659	103,826	113,708	142,256
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578	18.321
Value at End of Year	29.015	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578
No. of Units	22,325	19,417	18,486	26,912	23,809	25,616	25,723	24,605	26,451	32,805
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	24.296	25.983	25.339	18.648	16.395	17.505	14.134	11.390	17.529	18.278
Value at End of Year	28.803	24.296	25.983	25.339	18.648	16.395	17.505	14.134	11.390	17.529
No. of Units	10,058	11,832	11,640	13,391	22,210	23,813	25,447	27,343	26,248	35,028
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	29.474	31.568	30.831	22.725	20.009	21.396	17.301	13.964	21.521	22.476
Value at End of Year	34.890	29.474	31.568	30.831	22.725	20.009	21.396	17.301	13.964	21.521
No. of Units	51,751	52,360	52,354	52,687	52,762	53,162	53,032	52,889	52,862	53,937
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	30.638	32.812	32.549	23.585	20.502	21.502	16.841	12.777	22.426	24.668
Value at End of Year	36.040	30.638	32.812	32.549	23.585	20.502	21.502	16.841	12.777	22.426
No. of Units	145,321	172,484	220,592	267,163	137,823	159,518	249,875	300,819	398,009	530,241
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	30.445	32.621	32.376	23.472	20.414	21.420	16.785	12.741	22.374	24.623
Value at End of Year	35.794	30.445	32.621	32.376	23.472	20.414	21.420	16.785	12.741	22.374
No. of Units	47,509	70,209	73,812	102,094	61,016	78,736	111,645	111,909	129,918	152,440
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	29.872	32.055	31.862	23.134	20.150	21.175	16.618	12.633	22.218	24.488
Value at End of Year	35.068	29.872	32.055	31.862	23.134	20.150	21.175	16.618	12.633	22.218
No. of Units	23,337	24,627	28,880	36,697	20,270	24,051	36,876	42,144	57,584	65,048
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.683	31.869	31.693	23.022	20.063	21.094	16.563	12.598	22.167	24.444
Value at End of Year	34.829	29.683	31.869	31.693	23.022	20.063	21.094	16.563	12.598	22.167
No. of Units	47,802	52,674	53,304	59,260	27,604	35,162	50,695	57,504	64,424	73,521
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	29.985	32.173	31.994	23.222	20.226	21.248	16.684	12.683	22.308	24.577
Value at End of Year	35.207	29.985	32.173	31.994	23.222	20.226	21.248	16.684	12.683	22.308
No. of Units	63,501	73,995	92,553	107,255	87,881	130,787	172,495	137,647	160,544	172,370
No. of Units	277	692	657	2,536	2,804	2,941	1,854	1,059	1,095	87
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256	24.532
Value at End of Year	34.967	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256
No. of Units	62,822	66,978	75,402	99,550	72,473	98,800	123,905	121,241	131,874	148,841

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	29.235	31.431	31.319	22.777	19.879	20.925	16.463	12.540	22.101	24.398
Value at End of Year	34.258	29.235	31.431	31.319	22.777	19.879	20.925	16.463	12.540	22.101
No. of Units	16,090	20,881	29,181	43,721	26,995	30,768	34,851	38,957	40,384	45,186
No. of Units	52	58	55	53	60	60	51	35	35	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	29.051	31.248	31.152	22.667	19.793	20.845	9.686	7.382	22.050	24.354
Value at End of Year	34.025	29.051	31.248	31.152	22.667	19.793	20.845	9.686	7.382	22.050
No. of Units	6,654	9,380	11,985	16,484	15,244	19,039	21,423	20,760	23,271	32,926
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	28.504	30.706	30.658	22.341	19.537	20.606	16.245	12.399	21.896	24.221
Value at End of Year	33.334	28.504	30.706	30.658	22.341	19.537	20.606	16.245	12.399	21.896
No. of Units	393	3,361	394	3,822	223	223	223	224	1,912	4,398
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	27.343	28.213	26.790	20.457	17.989	18.117	14.611	11.558	15.921	16.695
Value at End of Year	32.967	27.343	28.213	26.790	20.457	17.989	18.117	14.611	11.558	15.921
No. of Units	117,084	132,453	140,794	171,108	194,343	308,617	353,857	382,208	598,761	683,976
No. of Units	1,263	2,029	2,068	2,505	3,209	3,485	3,250	3,940	4,062	181
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899	16.681
Value at End of Year	32.775	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899
No. of Units	58,786	63,406	70,432	95,327	87,817	128,871	196,690	158,459	198,252	189,136
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	26.766	27.672	26.330	20.145	17.751	17.913	14.475	11.474	15.836	16.639
Value at End of Year	32.206	26.766	27.672	26.330	20.145	17.751	17.913	14.475	11.474	15.836
No. of Units	25,231	26,267	30,506	42,147	44,413	49,965	83,186	97,927	125,257	122,876
No. of Units	84	94	94	94	102	101	88	59	58	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	26.623	27.539	26.216	20.068	17.692	17.862	14.441	11.452	15.815	16.625
Value at End of Year	32.019	26.623	27.539	26.216	20.068	17.692	17.862	14.441	11.452	15.815
No. of Units	37,443	39,120	42,354	63,801	66,829	88,696	99,050	85,320	133,196	104,791
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	26.200	27.142	25.877	19.839	17.516	17.711	14.341	11.390	15.752	16.584
Value at End of Year	31.463	26.200	27.142	25.877	19.839	17.516	17.711	14.341	11.390	15.752
No. of Units	3,336	3,544	4,050	3,832	2,561	5,770	6,641	884	8,038	1,642
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.977	16.308
Value at End of Year	—	—	—	—	—	—	—	—	8.360	14.977
No. of Units	—	—	—	—	—	—	—	—	35,441	46,661
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.949	16.286
Value at End of Year	—	—	—	—	—	—	—	—	8.341	14.949
No. of Units	—	—	—	—	—	—	—	—	11,391	15,455
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.867	16.221
Value at End of Year	—	—	—	—	—	—	—	—	8.282	14.867
No. of Units	—	—	—	—	—	—	—	—	5,497	6,680
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.840	16.200
Value at End of Year	—	—	—	—	—	—	—	—	8.263	14.840
No. of Units	—	—	—	—	—	—	—	—	6,304	6,884
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	14.759	16.135
Value at End of Year	—	—	—	—	—	—	—	—	8.205	14.759
No. of Units	—	—	—	—	—	—	—	—	145	146

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	32.518	34.985	35.493	27.389	23.921	24.521	20.521	16.323	22.727	23.363
Value at End of Year	42.365	32.518	34.985	35.493	27.389	23.921	24.521	20.521	16.323	22.727
No. of Units	151,667	176,537	207,974	241,751	249,308	378,073	515,527	708,447	927,909	1,345,157
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	32.172	34.631	35.151	27.139	23.714	24.321	20.364	16.206	22.575	23.219
Value at End of Year	41.894	32.172	34.631	35.151	27.139	23.714	24.321	20.364	16.206	22.575
No. of Units	73,916	85,272	97,725	119,597	167,696	231,581	318,213	385,855	448,189	562,331
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	34.057	36.714	37.322	28.858	25.254	25.940	21.752	17.336	24.187	24.914
Value at End of Year	44.281	34.057	36.714	37.322	28.858	25.254	25.940	21.752	17.336	24.187
No. of Units	11,414	11,962	14,244	22,432	25,708	29,104	45,338	54,866	70,005	101,855
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.226	33.679	34.253	26.499	23.201	23.843	20.003	15.951	22.265	22.946
Value at End of Year	40.580	31.226	33.679	34.253	26.499	23.201	23.843	20.003	15.951	22.265
No. of Units	48,059	56,352	59,124	72,785	96,286	114,905	163,110	192,319	206,803	248,101
Small Company Value Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.961	29.065	29.555	22.843	19.982	20.540	17.218	13.718	19.143	19.722
Value at End of Year	35.054	26.961	29.065	29.555	22.843	19.982	20.540	17.218	13.718	19.143
No. of Units	104,316	119,935	149,287	181,330	245,550	373,874	427,176	450,496	612,525	670,223
No. of Units	1,208	1,522	1,587	1,810	2,131	2,397	2,533	3,290	2,342	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090	19.676
Value at End of Year	34.799	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090
No. of Units	103,756	107,984	115,522	149,423	194,927	307,685	367,616	416,593	452,727	574,507
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	26.235	28.340	28.875	22.362	19.601	20.188	16.957	13.537	18.929	19.540
Value at End of Year	34.042	26.235	28.340	28.875	22.362	19.601	20.188	16.957	13.537	18.929
No. of Units	29,252	28,008	24,363	35,299	44,962	51,264	57,035	63,485	84,796	120,043
No. of Units	—	527	510	487	510	502	525	550	527	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	26.057	28.161	28.707	22.243	19.507	20.101	16.892	13.492	18.876	19.495
Value at End of Year	33.794	26.057	28.161	28.707	22.243	19.507	20.101	16.892	13.492	18.876
No. of Units	48,112	50,431	64,183	76,092	82,420	94,786	119,510	145,771	154,510	188,852
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	29.214	31.621	32.282	25.050	22.002	22.706	19.110	15.287	21.418	22.154
Value at End of Year	37.832	29.214	31.621	32.282	25.050	22.002	22.706	19.110	15.287	21.418
No. of Units	1,040	694	863	1,707	2,219	3,116	3,813	5,490	7,583	6,003
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.914	14.782	16.161	13.126	12.500	—	—
Value at End of Year	—	—	—	—	16.914	14.782	16.161	13.126	—	—
No. of Units	—	—	—	—	235,333	288,104	378,805	502,802	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	16.888	14.766	16.152	13.125	12.500	—	—
Value at End of Year	—	—	—	—	16.888	14.766	16.152	13.125	—	—
No. of Units	—	—	—	—	63,011	104,798	143,389	184,058	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	16.809	14.719	16.125	7.091	12.500	—	—
Value at End of Year	—	—	—	—	16.809	14.719	16.125	7.091	—	—
No. of Units	—	—	—	—	37,955	42,494	51,195	68,488	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	16.782	14.704	16.116	13.122	12.500	—	—
Value at End of Year	—	—	—	—	16.782	14.704	16.116	13.122	—	—
No. of Units	—	—	—	—	50,077	81,747	106,761	115,596	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.808	14.719	16.125	13.117	12.500	—	—
Value at End of Year	—	—	—	—	16.808	14.719	16.125	13.117	—	—
No. of Units	—	—	—	—	57,148	102,246	122,688	142,710	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	16.781	14.704	16.116	13.116	12.500	—	—
Value at End of Year	—	—	—	—	16.781	14.704	16.116	13.116	—	—
No. of Units	—	—	—	—	94,060	118,914	155,040	163,367	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	16.703	14.657	16.088	13.113	12.500	—	—
Value at End of Year	—	—	—	—	16.703	14.657	16.088	13.113	—	—
No. of Units	—	—	—	—	15,212	24,888	30,810	35,918	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	16.676	14.641	16.079	13.113	12.500	—	—
Value at End of Year	—	—	—	—	16.676	14.641	16.079	13.113	—	—
No. of Units	—	—	—	—	12,496	23,193	25,734	27,390	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	16.598	14.594	16.052	13.110	12.500	—	—
Value at End of Year	—	—	—	—	16.598	14.594	16.052	13.110	—	—
No. of Units	—	—	—	—	331	4,649	5,230	6,133	—	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.434	18.679	19.002
Value at End of Year	—	—	—	—	—	—	—	18.755	15.434	18.679
No. of Units	—	—	—	—	—	—	—	677,875	777,252	1,169,227
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.065	17.031	17.334
Value at End of Year	—	—	—	—	—	—	—	17.083	14.065	17.031
No. of Units	—	—	—	—	—	—	—	176,760	182,916	228,434
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.434	17.504	17.842
Value at End of Year	—	—	—	—	—	—	—	17.504	14.434	17.504
No. of Units	—	—	—	—	—	—	—	90,303	95,649	139,674
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.844	16.797	17.130
Value at End of Year	—	—	—	—	—	—	—	16.781	13.844	16.797
No. of Units	—	—	—	—	—	—	—	90,588	91,881	121,820
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.043	15.826	16.116
Value at End of Year	—	—	—	—	—	—	—	15.812	13.043	15.826
No. of Units	—	—	—	—	—	—	—	613,821	556,975	715,334
No. of Units	—	—	—	—	—	—	—	3,417	3,373	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	13.000	15.781	16.079
Value at End of Year	—	—	—	—	—	—	—	15.752	13.000	15.781
No. of Units	—	—	—	—	—	—	—	207,893	146,288	183,834
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.871	15.649	15.968
Value at End of Year	—	—	—	—	—	—	—	15.573	12.871	15.649
No. of Units	—	—	—	—	—	—	—	255,483	180,657	257,073
No. of Units	—	—	—	—	—	—	—	2,483	1,792	1,116
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	12.828	15.604	15.931
Value at End of Year	—	—	—	—	—	—	—	15.513	12.828	15.604
No. of Units	—	—	—	—	—	—	—	46,952	46,934	56,172

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	11.422	13.914	14.227
Value at End of Year	—	—	—	—	—	—	—	13.792	11.422	13.914
No. of Units	—	—	—	—	—	—	—	19,455	16,364	21,342
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	21.527	21.600	20.881	20.427	18.384	18.300	12.500	—	—	—
Value at End of Year	22.281	21.527	21.600	20.881	20.427	18.384	18.300	—	—	—
No. of Units	239,238	277,357	320,849	348,216	389,991	464,250	721,365	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	21.402	21.485	20.780	20.339	18.314	18.239	12.500	—	—	—
Value at End of Year	22.141	21.402	21.485	20.780	20.339	18.314	18.239	—	—	—
No. of Units	64,414	68,980	97,181	89,172	90,826	131,141	178,092	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	21.031	21.144	20.481	20.076	18.105	18.058	12.500	—	—	—
Value at End of Year	21.724	21.031	21.144	20.481	20.076	18.105	18.058	—	—	—
No. of Units	14,259	26,225	40,681	41,419	47,953	55,242	72,654	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.908	21.032	20.382	19.989	18.035	17.998	12.500	—	—	—
Value at End of Year	21.587	20.908	21.032	20.382	19.989	18.035	17.998	—	—	—
No. of Units	58,506	56,015	54,445	59,060	71,208	88,346	90,077	—	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	21.302	21.418	20.748	20.338	18.345	18.285	16.076	12.913	14.375	13.835
Value at End of Year	22.019	21.302	21.418	20.748	20.338	18.345	18.285	16.076	12.913	14.375
No. of Units	181,240	214,590	248,669	352,938	440,437	499,886	649,505	119,626	133,381	182,714
No. of Units	2,348	2,370	2,470	3,346	3,133	3,175	3,301	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	21.178	21.304	20.648	20.251	18.274	18.225	16.030	12.883	14.349	13.817
Value at End of Year	21.880	21.178	21.304	20.648	20.251	18.274	18.225	16.030	12.883	14.349
No. of Units	67,202	70,566	74,856	94,988	131,598	168,389	183,949	45,185	47,223	88,486
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.811	20.966	20.350	19.989	18.066	18.043	15.895	12.793	14.270	13.762
Value at End of Year	21.468	20.811	20.966	20.350	19.989	18.066	18.043	15.895	12.793	14.270
No. of Units	107,387	128,883	148,318	182,183	186,915	200,568	236,949	34,263	35,526	40,155
No. of Units	1,613	1,637	2,219	2,265	2,265	2,322	2,359	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.690	20.854	20.252	19.903	17.997	17.983	15.850	12.763	14.244	13.743
Value at End of Year	21.333	20.690	20.854	20.252	19.903	17.997	17.983	15.850	12.763	14.244
No. of Units	41,577	47,785	50,323	43,728	38,641	53,085	50,203	17,066	18,496	27,411
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	20.331	20.523	19.961	19.646	17.791	17.804	15.716	12.674	14.166	13.689
Value at End of Year	20.931	20.331	20.523	19.961	19.646	17.791	17.804	15.716	12.674	14.166
No. of Units	5,735	14,517	14,374	20,507	18,239	20,819	17,446	3,416	3,298	4,421
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.048	12.403	12.500	—	—	—
Value at End of Year	—	—	—	—	—	13.048	12.403	—	—	—
No. of Units	—	—	—	—	—	1,485,806	748,537	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	15.070	14.333	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.070	14.333	—	—	—
No. of Units	—	—	—	—	—	5,429	4,397	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	14.965	14.254	12.500	—	—	—
Value at End of Year	—	—	—	—	—	14.965	14.254	—	—	—
No. of Units	—	—	—	—	—	297,129	245,169	—	—	—
No. of Units	—	—	—	—	—	—	1,548	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	13.002	12.391	12.500	—	—	—
Value at End of Year	—	—	—	—	—	13.002	12.391	—	—	—
No. of Units	—	—	—	—	—	3,974	1,662	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	12.975	12.383	12.500	—	—	—
Value at End of Year	—	—	—	—	—	12.975	12.383	—	—	—
No. of Units	—	—	—	—	—	97,559	4,839	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.245	12.430	11.921	12.453	12.500	—	—	—	—	—
Value at End of Year	12.320	12.245	12.430	11.921	12.453	—	—	—	—	—
No. of Units	607,200	627,685	549,554	1,129,705	1,672,154	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.226	12.416	11.914	12.452	12.500	—	—	—	—	—
Value at End of Year	12.295	12.226	12.416	11.914	12.452	—	—	—	—	—
No. of Units	8,644	6,828	2,910	4,230	37,224	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.168	12.376	11.893	12.449	12.500	—	—	—	—	—
Value at End of Year	12.218	12.168	12.376	11.893	12.449	—	—	—	—	—
No. of Units	325,434	353,352	367,910	342,044	495,233	—	—	—	—	—
No. of Units	18,695	16,916	8,564	8,048	23,531	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.149	12.363	11.887	12.448	12.500	—	—	—	—	—
Value at End of Year	12.193	12.149	12.363	11.887	12.448	—	—	—	—	—
No. of Units	27,811	23,218	1,129	497	470	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	12.091	12.323	11.866	12.445	12.500	—	—	—	—	—
Value at End of Year	12.117	12.091	12.323	11.866	12.445	—	—	—	—	—
No. of Units	13,307	3,402	1,569	55,832	109,362	—	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	23.546	22.832	23.669	22.160	21.658	20.434	18.270	18.057	16.905
Value at End of Year	—	—	23.546	22.832	23.669	22.160	21.658	20.434	18.270	18.057
No. of Units	—	—	788,027	935,023	1,279,040	1,468,424	2,181,108	2,610,993	3,025,743	3,148,356
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	21.872	21.220	22.009	20.616	20.159	19.030	17.022	16.832	15.766
Value at End of Year	—	—	21.872	21.220	22.009	20.616	20.159	19.030	17.022	16.832
No. of Units	—	—	341,540	450,306	576,593	755,203	1,205,501	1,324,953	1,384,153	1,471,527
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	22.637	21.995	22.847	21.434	20.990	19.843	17.777	17.605	16.515
Value at End of Year	—	—	22.637	21.995	22.847	21.434	20.990	19.843	17.777	17.605
No. of Units	—	—	458,883	253,941	177,209	181,983	302,122	377,845	404,943	399,107
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	21.271	20.678	21.490	20.171	19.763	18.693	16.755	16.601	15.581
Value at End of Year	—	—	21.271	20.678	21.490	20.171	19.763	18.693	16.755	16.601
No. of Units	—	—	222,018	292,288	360,694	413,614	540,479	622,438	605,290	625,108
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	19.934	19.382	20.133	18.884	18.493	17.487	15.667	15.509	14.548
Value at End of Year	—	—	19.934	19.382	20.133	18.884	18.493	17.487	15.667	15.509
No. of Units	—	—	838,135	968,102	1,316,101	1,528,424	1,943,482	1,990,613	1,945,884	1,570,929
No. of Units	—	—	8,290	9,916	10,048	10,551	10,818	12,781	11,861	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465	14.515
Value at End of Year	—	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465
No. of Units	—	—	456,607	614,301	782,242	1,286,914	1,426,986	1,452,251	1,340,108	1,335,653

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335	14.414
Value at End of Year	—	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335
No. of Units	—	—	264,341	324,176	373,258	388,517	465,352	478,187	494,269	258,180
No. of Units	—	—	5,199	5,407	6,133	6,521	6,636	6,887	2,670	1,143
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	19.314	18.826	19.604	18.435	18.098	17.156	15.409	15.292	14.381
Value at End of Year	—	—	19.314	18.826	19.604	18.435	18.098	17.156	15.409	15.292
No. of Units	—	—	100,000	144,327	171,707	212,235	261,646	270,749	262,689	271,290
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	17.360	16.947	17.674	16.645	16.365	15.537	13.976	13.890	13.082
Value at End of Year	—	—	17.360	16.947	17.674	16.645	16.365	15.537	13.976	13.890
No. of Units	—	—	11,909	12,104	14,700	26,953	44,489	35,049	40,730	18,330
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	18.661	19.074	17.378	13.231	11.635	11.784	10.212	8.048	13.017	12.570
Value at End of Year	20.649	18.661	19.074	17.378	13.231	11.635	11.784	10.212	8.048	13.017
No. of Units	73,268	77,543	381,333	406,944	430,587	450,200	503,400	580,551	598,354	739,805
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	20.088	20.543	18.726	14.264	12.550	12.717	11.026	8.694	14.068	13.593
Value at End of Year	22.217	20.088	20.543	18.726	14.264	12.550	12.717	11.026	8.694	14.068
No. of Units	23,383	32,704	55,754	52,505	40,522	40,363	63,920	67,668	72,174	119,138
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	18.639	19.089	17.427	13.295	11.715	11.889	10.323	8.152	13.211	12.784
Value at End of Year	20.583	18.639	19.089	17.427	13.295	11.715	11.889	10.323	8.152	13.211
No. of Units	170	524	541	569	615	508	3,584	22,162	26,710	33,341
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.497	19.978	18.248	13.928	12.279	12.467	10.831	8.557	13.875	13.433
Value at End of Year	21.521	19.497	19.978	18.248	13.928	12.279	12.467	10.831	8.557	13.875
No. of Units	12,192	15,930	19,674	24,707	31,147	32,332	34,817	36,241	36,686	54,551
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.705	25.302	23.088	17.619	15.532	15.749	13.684	10.813	17.513	16.943
Value at End of Year	27.281	24.705	25.302	23.088	17.619	15.532	15.749	13.684	10.813	17.513
No. of Units	56,666	59,993	66,028	68,797	63,894	75,034	81,035	98,605	94,244	102,382
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464	16.904
Value at End of Year	27.082	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464
No. of Units	14,122	22,007	28,313	27,227	33,349	47,637	45,858	50,535	53,174	57,809
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317	16.787
Value at End of Year	26.493	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317
No. of Units	18,982	20,078	24,116	27,407	28,744	31,398	34,606	36,527	44,849	47,677
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.876	24.514	22.426	17.156	15.162	15.413	13.425	10.635	17.268	16.748
Value at End of Year	26.300	23.876	24.514	22.426	17.156	15.162	15.413	13.425	10.635	17.268
No. of Units	8,920	8,761	9,450	9,854	10,536	13,177	17,082	19,487	20,929	20,716
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	27.274	28.046	25.695	19.687	17.425	17.739	15.475	12.277	19.964	19.393
Value at End of Year	29.998	27.274	28.046	25.695	19.687	17.425	17.739	15.475	12.277	19.964
No. of Units	2,708	3,095	5,061	3,505	3,535	3,531	3,586	3,569	3,545	3,926
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.434	11.631	11.848	12.065	12.210	12.410	12.500	—	—	—
Value at End of Year	11.295	11.434	11.631	11.848	12.065	12.210	12.410	—	—	—
No. of Units	2,345,115	2,097,263	1,707,437	1,588,015	741,606	550,820	96,998	—	—	—
No. of Units	52,452	5,111	5,317	—	—	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	11.403	11.605	11.828	12.051	12.201	12.407	12.500	—	—	—
Value at End of Year	11.259	11.403	11.605	11.828	12.051	12.201	12.407	—	—	—
No. of Units	175,795	234,587	243,006	208,910	265,285	89,366	14,829	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	11.311	11.528	11.768	12.007	12.176	12.400	12.500	—	—	—
Value at End of Year	11.151	11.311	11.528	11.768	12.007	12.176	12.400	—	—	—
No. of Units	702,324	519,717	443,991	289,705	281,830	198,355	89,087	—	—	—
No. of Units	48,848	4,239	3,530	1,713	4,330	—	1,675	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	11.281	11.503	11.747	11.993	12.167	12.397	12.500	—	—	—
Value at End of Year	11.115	11.281	11.503	11.747	11.993	12.167	12.397	—	—	—
No. of Units	181,284	180,047	196,244	183,279	8,337	26,692	1,558	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	11.427	12.141	—	—	12.500	—	—	—	—
Value at End of Year	11.009	—	11.427	—	—	12.141	—	—	—	—
No. of Units	15,817	—	900	—	—	1,662	—	—	—	—
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.586
Value at End of Year	—	—	—	—	—	—	—	—	—	15.540
No. of Units	—	—	—	—	—	—	—	—	—	5,413,781
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.256
Value at End of Year	—	—	—	—	—	—	—	—	—	11.217
No. of Units	—	—	—	—	—	—	—	—	—	1,324,757
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.608
Value at End of Year	—	—	—	—	—	—	—	—	—	10.555
No. of Units	—	—	—	—	—	—	—	—	—	929,914
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.123
Value at End of Year	—	—	—	—	—	—	—	—	—	11.062
No. of Units	—	—	—	—	—	—	—	—	—	626,722
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.478
Value at End of Year	—	—	—	—	—	—	—	—	—	14.396
No. of Units	—	—	—	—	—	—	—	—	—	420,103
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.445
Value at End of Year	—	—	—	—	—	—	—	—	—	14.355
No. of Units	—	—	—	—	—	—	—	—	—	433,425
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.345
Value at End of Year	—	—	—	—	—	—	—	—	—	14.234
No. of Units	—	—	—	—	—	—	—	—	—	72,916
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.312
Value at End of Year	—	—	—	—	—	—	—	—	—	14.194
No. of Units	—	—	—	—	—	—	—	—	—	101,424
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.612
Value at End of Year	—	—	—	—	—	—	—	—	—	16.451
No. of Units	—	—	—	—	—	—	—	—	—	7,559
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	17.366	17.545	16.049	12.712	12.500	—	—	—	—	—
Value at End of Year	—	17.366	17.545	16.049	12.712	—	—	—	—	—
No. of Units	—	288,065	356,322	426,078	513,873	—	—	—	—	—

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.335	17.522	16.036	12.707	12.500	—	—	—	—	—
Value at End of Year	—	17.335	17.522	16.036	12.707	—	—	—	—	—
No. of Units	—	71,508	79,633	92,306	128,886	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	17.239	17.452	15.995	12.694	12.500	—	—	—	—	—
Value at End of Year	—	17.239	17.452	15.995	12.694	—	—	—	—	—
No. of Units	—	39,222	48,845	70,138	88,231	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.207	17.428	15.982	12.690	12.500	—	—	—	—	—
Value at End of Year	—	17.207	17.428	15.982	12.690	—	—	—	—	—
No. of Units	—	33,690	38,481	41,716	53,004	—	—	—	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	17.242	17.454	16.004	12.691	12.500	—	—	—	—	—
Value at End of Year	—	17.242	17.454	16.004	12.691	—	—	—	—	—
No. of Units	—	29,875	37,207	41,100	66,904	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	17.210	17.430	15.990	12.687	12.500	—	—	—	—	—
Value at End of Year	—	17.210	17.430	15.990	12.687	—	—	—	—	—
No. of Units	—	24,266	27,559	54,133	70,621	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	17.115	17.360	15.950	12.674	12.500	—	—	—	—	—
Value at End of Year	—	17.115	17.360	15.950	12.674	—	—	—	—	—
No. of Units	—	5,645	9,926	11,241	15,344	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	17.084	17.337	15.937	12.669	12.500	—	—	—	—	—
Value at End of Year	—	17.084	17.337	15.937	12.669	—	—	—	—	—
No. of Units	—	2,111	2,238	2,512	10,704	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.990	17.268	15.897	12.657	12.500	—	—	—	—	—
Value at End of Year	—	16.990	17.268	15.897	12.657	—	—	—	—	—
No. of Units	—	254	257	261	268	—	—	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.004
Value at End of Year	—	—	—	—	—	—	—	—	—	13.268
No. of Units	—	—	—	—	—	—	—	—	—	278,122
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.987
Value at End of Year	—	—	—	—	—	—	—	—	—	13.243
No. of Units	—	—	—	—	—	—	—	—	—	210,919
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	6.321	13.171	10.213
Value at End of Year	—	—	—	—	—	—	—	8.876	6.321	13.171
No. of Units	—	—	—	—	—	—	—	186	186	15,063
No. of Units	—	—	—	—	—	—	—	—	—	186
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.918
Value at End of Year	—	—	—	—	—	—	—	—	—	13.147
No. of Units	—	—	—	—	—	—	—	—	—	119,959
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.978
Value at End of Year	—	—	—	—	—	—	—	—	—	13.223
No. of Units	—	—	—	—	—	—	—	—	—	100,835
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.961
Value at End of Year	—	—	—	—	—	—	—	—	—	13.199
No. of Units	—	—	—	—	—	—	—	—	—	210,551

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.909
Value at End of Year	—	—	—	—	—	—	—	—	—	13.127
No. of Units	—	—	—	—	—	—	—	—	—	30,470
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.892
Value at End of Year	—	—	—	—	—	—	—	—	—	13.103
No. of Units	—	—	—	—	—	—	—	—	—	35,144
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.841
Value at End of Year	—	—	—	—	—	—	—	—	—	13.031
No. of Units	—	—	—	—	—	—	—	—	—	6,361
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.871	17.380	17.114
Value at End of Year	—	—	—	—	—	—	—	18.005	16.871	17.380
No. of Units	—	—	—	—	—	—	—	1,010,103	1,213,768	1,660,614
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.281	14.720	14.502
Value at End of Year	—	—	—	—	—	—	—	15.234	14.281	14.720
No. of Units	—	—	—	—	—	—	—	555,228	621,948	652,116
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.966	15.448	15.242
Value at End of Year	—	—	—	—	—	—	—	15.940	14.966	15.448
No. of Units	—	—	—	—	—	—	—	166,960	231,035	153,660
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.057	14.517	14.331
Value at End of Year	—	—	—	—	—	—	—	14.964	14.057	14.517
No. of Units	—	—	—	—	—	—	—	194,981	213,535	199,923
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.342	13.777	13.596
Value at End of Year	—	—	—	—	—	—	—	14.217	13.342	13.777
No. of Units	—	—	—	—	—	—	—	822,077	938,651	967,862
No. of Units	—	—	—	—	—	—	—	5,181	3,313	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	13.298	13.739	13.564
Value at End of Year	—	—	—	—	—	—	—	14.163	13.298	13.739
No. of Units	—	—	—	—	—	—	—	412,825	441,713	631,024
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.166	13.623	13.470
Value at End of Year	—	—	—	—	—	—	—	14.002	13.166	13.623
No. of Units	—	—	—	—	—	—	—	133,686	124,825	72,973
No. of Units	—	—	—	—	—	—	—	597	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	13.123	13.585	13.439
Value at End of Year	—	—	—	—	—	—	—	13.948	13.123	13.585
No. of Units	—	—	—	—	—	—	—	150,084	184,146	149,284
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	12.354	12.809	12.690
Value at End of Year	—	—	—	—	—	—	—	13.112	12.354	12.809
No. of Units	—	—	—	—	—	—	—	4,345	2,889	2,181
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.899	14.021	13.869
Value at End of Year	—	—	—	—	—	—	—	15.708	10.899	14.021
No. of Units	—	—	—	—	—	—	—	64,224	30,675	18,916

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	10.879	14.003	13.857
Value at End of Year	—	—	—	—	—	—	—	15.672	10.879	14.003
No. of Units	—	—	—	—	—	—	—	35,616	23,521	22,727
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	10.819	13.947	13.823
Value at End of Year	—	—	—	—	—	—	—	15.562	10.819	13.947
No. of Units	—	—	—	—	—	—	—	9,414	6,959	6,439
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	10.799	13.928	13.811
Value at End of Year	—	—	—	—	—	—	—	15.526	10.799	13.928
No. of Units	—	—	—	—	—	—	—	7,032	232	959
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.777
Value at End of Year	—	—	—	—	—	—	—	—	—	13.873
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.719	15.001
Value at End of Year	—	—	—	—	—	—	—	—	8.856	14.719
No. of Units	—	—	—	—	—	—	—	—	2,405,748	3,212,916
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.688	13.958
Value at End of Year	—	—	—	—	—	—	—	—	8.232	13.688
No. of Units	—	—	—	—	—	—	—	—	713,140	883,691
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.068	14.367
Value at End of Year	—	—	—	—	—	—	—	—	8.447	14.068
No. of Units	—	—	—	—	—	—	—	—	290,695	371,368
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.500	13.793
Value at End of Year	—	—	—	—	—	—	—	—	8.102	13.500
No. of Units	—	—	—	—	—	—	—	—	331,455	384,557
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.879	16.212
Value at End of Year	—	—	—	—	—	—	—	—	9.536	15.879
No. of Units	—	—	—	—	—	—	—	—	360,880	420,757
No. of Units	—	—	—	—	—	—	—	—	3,987	310
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.834	16.175
Value at End of Year	—	—	—	—	—	—	—	—	9.505	15.834
No. of Units	—	—	—	—	—	—	—	—	385,879	442,274
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.701	16.063
Value at End of Year	—	—	—	—	—	—	—	—	9.410	15.701
No. of Units	—	—	—	—	—	—	—	—	94,551	103,230
No. of Units	—	—	—	—	—	—	—	—	474	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	15.657	16.026
Value at End of Year	—	—	—	—	—	—	—	—	9.379	15.657
No. of Units	—	—	—	—	—	—	—	—	71,541	86,254
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	17.951	18.402
Value at End of Year	—	—	—	—	—	—	—	—	10.737	17.951
No. of Units	—	—	—	—	—	—	—	—	6,995	8,943

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Utilities Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	25.338	30.191	27.234	22.942	20.502	19.524	17.405	13.214	21.876	17.440
Value at End of Year	27.782	25.338	30.191	27.234	22.942	20.502	19.524	17.405	13.214	21.876
No. of Units	61,498	78,984	91,168	112,491	133,244	168,568	199,406	249,950	319,144	496,173
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	25.153	29.985	27.062	22.808	20.393	19.429	17.330	13.164	21.803	17.391
Value at End of Year	27.565	25.153	29.985	27.062	22.808	20.393	19.429	17.330	13.164	21.803
No. of Units	31,198	40,268	54,770	64,854	93,277	116,526	168,277	195,787	215,400	287,954
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.605	29.376	26.552	22.412	20.069	19.150	17.105	13.013	21.586	17.243
Value at End of Year	26.924	24.605	29.376	26.552	22.412	20.069	19.150	17.105	13.013	21.586
No. of Units	5,593	11,099	11,614	13,426	15,711	18,763	21,988	31,966	50,900	76,070
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.425	29.176	26.385	22.281	19.963	19.057	17.031	12.963	21.514	17.195
Value at End of Year	26.714	24.425	29.176	26.385	22.281	19.963	19.057	17.031	12.963	21.514
No. of Units	35,694	35,968	44,254	45,253	60,712	71,988	84,746	84,877	95,944	197,159
Utilities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	38.564	46.088	41.640	35.139	31.485	30.003	26.818	20.407	33.831	27.035
Value at End of Year	42.210	38.564	46.088	41.640	35.139	31.485	30.003	26.818	20.407	33.831
No. of Units	34,816	35,862	44,967	54,482	75,041	98,154	108,218	130,425	151,584	281,911
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	38.302	45.798	41.398	34.953	31.333	29.873	26.716	20.339	33.736	26.973
Value at End of Year	41.902	38.302	45.798	41.398	34.953	31.333	29.873	26.716	20.339	33.736
No. of Units	27,152	31,977	38,615	50,715	60,983	86,486	98,994	84,972	96,747	139,031
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	37.526	44.938	40.681	34.399	30.884	29.489	26.411	20.138	33.452	26.786
Value at End of Year	40.992	37.526	44.938	40.681	34.399	30.884	29.489	26.411	20.138	33.452
No. of Units	3,890	4,332	5,998	8,500	12,895	14,985	14,755	17,273	27,101	48,246
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	37.271	44.655	40.445	34.217	30.735	29.362	26.311	20.071	33.358	26.724
Value at End of Year	40.693	37.271	44.655	40.445	34.217	30.735	29.362	26.311	20.071	33.358
No. of Units	8,462	8,977	9,982	11,919	13,120	15,992	20,251	39,262	49,536	57,785
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	38.424	46.105	41.822	35.435	31.877	30.498	27.370	20.910	34.806	27.926
Value at End of Year	41.889	38.424	46.105	41.822	35.435	31.877	30.498	27.370	20.910	34.806
No. of Units	368	368	368	368	369	2,777	2,311	2,708	2,728	10,122
Value Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	34.514	38.474	35.580	26.689	23.086	23.218	19.294	13.880	23.842	22.378
Value at End of Year	39.340	34.514	38.474	35.580	26.689	23.086	23.218	19.294	13.880	23.842
No. of Units	204,993	226,646	262,505	311,790	354,922	417,740	573,489	695,866	911,633	1,341,710
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	29.216	32.585	30.149	22.626	19.581	19.704	16.381	11.790	20.263	19.028
Value at End of Year	33.284	29.216	32.585	30.149	22.626	19.581	19.704	16.381	11.790	20.263
No. of Units	92,631	105,648	126,650	134,965	163,975	215,177	311,306	382,705	452,634	525,740
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	36.872	41.185	38.163	28.683	24.861	25.054	20.861	15.037	25.882	24.341
Value at End of Year	41.943	36.872	41.185	38.163	28.683	24.861	25.054	20.861	15.037	25.882
No. of Units	20,576	23,477	26,290	33,988	43,260	42,123	61,552	70,027	83,364	120,732
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.357	31.690	29.379	22.092	19.158	19.316	16.091	11.605	19.985	18.805
Value at End of Year	32.241	28.357	31.690	29.379	22.092	19.158	19.316	16.091	11.605	19.985
No. of Units	30,424	34,504	43,429	71,291	80,035	100,756	138,753	144,051	173,709	213,421

Vantage Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.276	32.718	30.316	22.789	19.753	19.895	16.567	11.951	20.559	19.334
Value at End of Year	33.313	29.276	32.718	30.316	22.789	19.753	19.895	16.567	11.951	20.559
No. of Units	81,884	93,642	86,833	109,358	114,084	155,102	173,500	185,697	219,930	328,284
No. of Units	942	1,377	1,932	1,437	2,111	2,564	2,651	3,316	3,548	238
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501	19.290
Value at End of Year	33.070	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501
No. of Units	65,073	64,038	71,309	74,503	85,657	112,953	137,286	152,525	183,106	218,483
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	28.488	31.901	29.618	22.309	19.376	19.554	16.316	11.793	20.329	19.156
Value at End of Year	32.351	28.488	31.901	29.618	22.309	19.376	19.554	16.316	11.793	20.329
No. of Units	18,211	18,889	24,616	28,320	29,741	29,384	33,234	41,051	51,804	69,243
No. of Units	139	148	135	140	153	156	136	88	93	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	28.294	31.700	29.446	22.191	19.283	19.470	16.254	11.754	20.271	19.112
Value at End of Year	32.115	28.294	31.700	29.446	22.191	19.283	19.470	16.254	11.754	20.271
No. of Units	5,845	7,353	11,296	13,435	15,268	24,460	33,038	38,517	46,724	43,021
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	35.172	39.466	36.715	27.710	24.115	24.386	20.388	14.766	25.504	24.082
Value at End of Year	39.863	35.172	39.466	36.715	27.710	24.115	24.386	20.388	14.766	25.504
No. of Units	195	197	199	1,725	1,744	2,483	2,224	2,662	2,810	3,253

To obtain a Venture Vantage® Variable Annuity

Statement of Additional Information (“SAI”)

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For Contracts issued in a state/jurisdiction other than the State of New York:

Venture Vantage® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

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Venture Vantage® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

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Please send me a Venture Vantage® Variable Annuity Statement of Additional Information dated May 1, 2017, for

☐ Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐ Contracts issued in the State of New York (Separate Account A).

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